UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Securities Exchange Act of 1934
(Amendment No.      )

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UNUM GROUP
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UNUM GROUP®

2024 PROXY STATEMENT

Notice of Annual Meeting of Shareholders

THURSDAY, MAY 23, 2024

NOTICE OF 2024 ANNUAL MEETING		REPORT OF THE AUDIT COMMITTEE	56
OF SHAREHOLDERS	1	COMPENSATION DISCUSSION AND ANALYSIS	59
A NOTE ABOUT NON-GAAP FINANCIAL MEASURES	2	Business and Performance Review	60
FORWARD-LOOKING STATEMENTS		2023 Say-on-Pay Vote and Shareholder Outreach	63
AND WEBSITE REFERENCES	4	Compensation Program Structure	63
PROXY SUMMARY	5	Components of Executive Compensation	65
Voting Matters	5	Annual and Long-Term Incentive Programs	66
Key Corporate Governance and Executive		Performance Assessment and Highlights	74
Compensation Items	7	Roles of the Committee, Chief Executive Officer
Performance Highlights	9	and Consultant	79
Capital Generation for Shareholders	11	Compensation Policies and Practices	82
Total Shareholder Return	12	Retirement and Workplace Benefits	85
2023 CEO Compensation Summary	13	COMPENSATION COMMITTEE REPORT	88
CORPORATE GOVERNANCE	16	COMPENSATION TABLES	89
Board Overview	16	2023 Summary Compensation Table	89
Board Evaluation Process	19	2023 Grants of Plan-Based Awards	92
Director Independence	20	2023 Outstanding Equity Awards at Fiscal Year-End	93
Process for Selecting and Nominating Directors	20	Vesting Schedule for Unvested Restricted Stock Units	93
Limits on Board and Audit Committee Service	22	2023 Stock Vested	94
INFORMATION ABOUT THE BOARD OF DIRECTORS	23	Current Value of Pension Benefits	95
Director Nominees	23	Non-Qualified Deferred Compensation	96
Summary of Director Nominee Qualifications and Experience	35	Post-Employment Compensation	97
DIRECTOR COMPENSATION	36	CEO PAY RATIO	102
BOARD AND COMMITTEE GOVERNANCE	39	PAY VERSUS PERFORMANCE	103
Corporate Governance Guidelines	39	OWNERSHIP OF COMPANY SECURITIES	107
Board Leadership Structure	39	Security Ownership of Certain Shareholders	109
Board Meetings and Attendance	40	ITEMS TO BE VOTED ON	110
Committees of the Board	40	Election of Directors	110
The Board's Role in Risk Oversight	42	Advisory Vote to Approve Executive Compensation	110
Director Retirement Policy	44	Ratification of Appointment of Independent
Compensation Committee Interlocks		Registered Public Accounting Firm	111
and Insider Participation	44	Approval of Amendment to Amended and Restated
Related Party Transactions and Policy	44	Certificate of Incorporation	112
Codes of Conduct and Ethics	45	ABOUT THE 2024 ANNUAL MEETING	115
OTHER GOVERNANCE MATTERS	46	ADDITIONAL INFORMATION	120
Shareholder Engagement	46	APPENDIX A	123
Impact and Sustainability	48	Reconciliation of Non-GAAP Financial Measures	123
Risk Management	55

We are furnishing proxy materials, including this proxy statement, in connection with the solicitation of proxies on behalf of the Board of Directors, to be voted at the 2024 Annual Meeting of Shareholders of Unum Group and at any adjournment or postponement thereof. Our proxy materials are first being mailed and made available electronically to shareholders on April 11, 2024.

2024 UNUM GROUP PROXY STATEMENT

ABOUT UNUM

Our Purpose
Helping the working world thrive throughout life’s moments.®
A Business for Good
In today’s unpredictable environment, financial protection benefits are more important than ever. As a Fortune 500 company and leading provider of employee benefits, Unum helps millions of people gain access to essential disability, life, accident, critical illness, dental and vision benefits, and leave services, through the workplace. Employers of all sizes depend on us for the comprehensive benefits solutions they need to attract and retain the talent that keeps their businesses growing. And their employees know they can count on us to be there during some of life’s most challenging times.

OUR BRANDS

A market leader in group and individual disability benefits, and one of the largest providers of group life and voluntary workplace benefits in the U.S.	A leading provider of voluntary worksite benefits, including disability, life, accident, critical illness, cancer, hospitalization, dental and vision coverage in the U.S.
A leading provider of group income protection critical illness, life and dental coverages in the U.K.
A leading provider of group and individual life insurance in Poland.

Our Strategy
We appreciate that the market dynamics of workplace benefits are continuously evolving, and we remain diligent in engaging with our constituent groups to understand both current and future needs. Our strategy is to:
•Remain a market leader in employee benefits and workplace solutions for our customers.
•Be a destination for highly engaged employees.
•Make a positive impact in the communities where we live and work.
Through strong execution of these priorities, while managing both risk and operating expenses, we expect to deliver leading shareholder return and win in the market.
We believe our disciplined approach to providing financial protection products at the workplace is the best way to reach workers in the U.S. and international markets we serve, and puts us in a position of strength. The products and services we provide have never been more important to employers, employees, and their families. Our strategy remains centered on growing our core businesses through investing and transforming our operations and technology to anticipate and respond to the changing needs of the marketplace, driving enhanced customer experiences and expanding into new adjacent markets through meaningful partnerships and effective deployment of our capital across our portfolio.
Success will also require us to show stable and predictable results in our Closed Block, particularly the long-term care business. We expect to achieve this through active and careful management with a sustained focus on creating value and increasing the predictability of outcomes. In turn, we can reduce overall risk and capital demands while serving the varied needs of our customers with care and compassion.
2024 UNUM GROUP PROXY STATEMENT

A LETTER FROM OUR BOARD OF DIRECTORS
April 11, 2024
Dear Fellow Shareholder:
At Unum Group, we’re grounded in our purpose of helping the working world thrive throughout life’s moments. It guides the efforts of our employees, leaders, and the Board, and it’s a call to action that resonates now more than ever. Nearly 45 million people count on us to be there in times of need, and 174,000 employers choose us as a partner to support the wellbeing of their workers. We are proud to stand with them through the challenging moments of life and business.
In 2023, we made significant progress to accelerate our growth and deliver value for all our stakeholders. After-tax adjusted operating income(1) exceeded $1.5 billion from revenues of $12.4 billion. This performance was driven by a double-digit increase in sales and strong growth in premium income in our core operations. Through ongoing investments in our capabilities and the strength of our workforce, we delivered increasingly high levels of service as customers embraced new digital tools and tapped into our expertise. Higher interest rates and strong employment levels added further fuel to our growth trajectory. Our experience over the last few years highlights the need for what we do, and our results and the favorable environment demonstrate the robust and growing demand for our products and services.
Through strong and consistent execution, we delivered meaningful value to our investors. Total shareholder return (TSR) for the year was nearly 14%, ahead of our industry benchmark and peer group. Over the last three years, our TSR has outperformed every peer company and relevant benchmark indices, and we remain an attractive long-term investment built on a strong franchise.
Our consistent performance has its roots in actions we took years ago. Beginning in 2019, we accelerated investments in new capabilities and our people, and remained steadfast in our approach throughout the economic uncertainty of the pandemic. This has clearly paid off as we now set the standard for excellence and innovation in the marketplace. Recent actions we've taken in our Closed Block of legacy policies we service and support, but no longer actively market, provide greater predictability and enhanced performance of our long-term care business. This includes having fully recognized the long-term care statutory reserves required by the Maine Bureau of Insurance ahead of schedule. Those actions have provided a strong capital position behind the business, which has mitigated the need for future contributions under current assumptions.
As we look to the future, we will remain disciplined stewards of Unum’s capital and franchise value as we focus on enhancing our operations and continuing to innovate in ways that resonate with our customers and the market. Services like Unum Total Leave™ and the recently launched Unum Care Hub are digital-first services that address some of today’s most challenging workplace issues – employee leave management and wellbeing. Platforms like Unum HR Connect® provide unique back-office capabilities that better integrate our offerings with our customers. Digital portals such as Colonial Life's Gathr™ make enrolling and managing benefits modern and intuitive. These and other solutions are being well received in the market and play an important role in driving greater efficiency and financial flexibility that further position us on a sustainable growth path.
Strong leadership and engaged employees are critical to durable success, and we as a Board have long prioritized making investments in our talent. That remained a focus in 2023 as we nurtured our already-deep leadership bench strength, invested to keep Unum competitive in the talent marketplace and supported actions that enabled our people to realize their full potential. Thanks to ongoing efforts to embed inclusion and diversity of thought into our operations, our strong work culture is becoming even more resilient and effective. Through these and other steps, we ensure Unum remains a dynamic and compelling place to work and grow a career.

(1) Non-GAAP financial measure, see Appendix A for reconciliation.
2024 UNUM GROUP PROXY STATEMENT

A LETTER FROM OUR BOARD OF DIRECTORS
As Board members, these principles are just as relevant to us. We welcomed Mojgan Lefebvre to our Board last year, an addition that brings valuable insight into issues surrounding digital capabilities, cybersecurity and a variety of operations functions thanks to her experience as a technology and operations executive. With her onboarding, we are pleased to have achieved gender parity on our Board, an effort that reflects our deep commitment to bringing diverse voices to our discussions and decisions. We also regularly engage in opportunities to remain fluent with key issues that may impact our business and industry.
Together, all of us at Unum recognize the obligations we have to all stakeholders to deliver on our commitments. We’re proud to have been recognized for the fourth year in a row as one of the World’s Most Ethical Companies by Ethisphere®, a global leader in defining and advancing corporate ethical standards. This and other third-party recognitions speak to our focus on doing the right thing and living up to our We Are Unum set of core values and our Code of Conduct. These principles guide our every action to not only serve our customers well but also advocate for access to essential financial protection benefits for all workers in the markets where we operate. They speak to the commitment we have to support our local communities and reduce the impact we have on the environment. Our values instill an unwavering customer focus and the importance of personal responsibility. Collectively, they represent a pledge to operate with integrity and compassion.
The Board is committed to representing the interests of shareholders and driving Unum’s long-term success through good corporate governance. We take a thorough approach to governance that assesses performance and risk, demands regulatory compliance, offers insight on corporate strategy, and provides oversight of compensation, investment activity and other financial matters. We conduct a regular outreach and engagement program that enables us to receive valuable feedback from shareholders on a wide variety of topics. We also monitor Unum’s culture through feedback from employee engagement surveys, an ethics hotline and other processes so that the company remains true to its values.
On behalf of our nearly 11,000 employees, thank you for your continued support of Unum. We all share a commitment to deliver the benefits and services people and companies count on every day, and we’re well-positioned for sustained success.

2024 UNUM GROUP PROXY STATEMENT

NOTICE OF 2024 ANNUAL MEETING

Notice of 2024
Annual Meeting of Shareholders
DATE: Thursday, May 23, 2024
TIME: 2:00 p.m. Eastern Daylight Time

VIRTUAL MEETING SITE
The 2024 Annual Meeting of Shareholders of Unum Group ("Unum" or the "company") will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/UNM2024.

The Board of Directors (the "Board") has determined to hold a virtual-only Annual Meeting to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost. We are committed to ensuring shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/UNM2024.

To attend the virtual meeting, you will need the 16-digit control number included on your Notice Regarding the Internet Availability of Proxy Materials ("Notice"), proxy card, voting instruction form, or legal proxy. The meeting webcast will begin promptly at 2:00 p.m. Eastern Daylight Time on May 23, 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin approximately 15 minutes prior to the start time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page. For further details, see "About the 2024 Annual Meeting" beginning on page 115.

WHO CAN VOTE
Shareholders of record of the company’s common stock (NYSE: UNM) at the close of business on March 25, 2024, are entitled to vote at the meeting and any adjournment or postponement of the meeting.

In addition to the voting items listed above, shareholders will transact any other business that may properly come before the meeting or any adjournment or postponement thereof. There will also be a report on the company's business.

VOTING ITEMS	Pg. #
Election of the 12 Directors Named in this Proxy Statement	110
Advisory Vote to Approve Executive Compensation	110
Ratification of Appointment of Independent Public Accounting Firm	111
Approval of Amendment to Amended and Restated Certificate of Incorporation to Reflect Recent Amendments to Delaware Law Regarding Officer Exculpation	112
The Board unanimously recommends a vote "FOR" each of the director nominees in item 1, and "FOR" items 2, 3, and 4.

HOW TO VOTE
Your vote is important. We encourage you to vote your shares as soon as possible, even if you plan to attend the meeting online. Many of our shareholders may vote by following the instructions below to vote via the internet, by telephone, or, if you have received a printed version of these proxy materials, by mail.
INTERNET
www.proxyvote.com (if in advance of meeting)
Deadline: 11:59 p.m. Eastern Daylight Time, May 22, 2024
You may also vote your shares during the meeting at www.virtualshareholdermeeting.com/UNM2024.
TELEPHONE
1-800-690-6903 or the telephone number on your voting instruction form
Deadline: 11:59 p.m. Eastern Daylight Time, May 22, 2024
MAIL
Vote Processing c/o Broadridge
51 Mercedes Way, Edgewood, NY 11717
Receipt due by close of business day on May 22, 2024

If the proxy materials you received do not have a 16-digit control number, you may vote by following the instructions on the Notice or voting instruction form that you received.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 23, 2024: The proxy statement and annual report to shareholders are available at www.proxyvote.com.

J. Paul Jullienne Vice President, Managing Counsel and Corporate Secretary April 11, 2024

2024 UNUM GROUP PROXY STATEMENT	1

A NOTE ABOUT NON-GAAP FINANCIAL MEASURES
A Note About Non-GAAP Financial Measures
In this proxy statement, we present certain measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States of America (GAAP), which we use for purposes of setting executive compensation and evaluating our performance. Non-GAAP financial measures exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP, which are set forth below:

OPERATING RESULTS ($ in millions, except per share data) — GAAP FINANCIAL MEASURES
	Year Ended December 31
	2023	2022(1)	2021(1)
Net Income	$1,283.8	$1,407.2	$981.0
Net Income per share*	$6.50	$6.96	$4.79
Total Stockholders' Equity (book value)	$9,651.4	$8,735.0	$6,033.9
Total Stockholders' Equity (book value) per share	$49.91	$44.17	$29.79
Return on Equity	14.0%	19.1%	19.2%
*Assuming dilution
This proxy statement refers to the following non-GAAP financial measures, which we believe are helpful performance measures and indicators of revenue, profitability and underlying trends in our business:

ADJUSTED OPERATING RESULTS ($ in millions, except per share data) — NON-GAAP FINANCIAL MEASURES
	Year Ended December 31
	2023	2022(1)	2021(1)
After-Tax Adjusted Operating Income (2)	$1,513.6	$1,294.2	$917.9
After-Tax Adjusted Operating Income per share*	$7.66	$6.40	$4.48
Book value, excluding AOCI (3)	$12,959.4	$12,183.3	$11,198.5
Book value, excluding AOCI, per share	$67.02	$61.61	$55.30
Adjusted Operating Return on Equity (4)	12.7%	11.8%	9.1%
Adjusted Operating Return on Equity (in core operations)	21.2%	17.7%	10.4%
*Assuming dilution
(1)Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the Accounting Standards Update (ASU) 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date.
(2)After-tax adjusted operating income is defined as net income adjusted to exclude after-tax investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items specified in the reconciliation of non-GAAP financial measures in Appendix A of this proxy statement. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives.
(3)We sometimes refer to book value, excluding accumulated other comprehensive income (AOCI), as "adjusted book value."
(4)Adjusted operating return on equity is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges.

2	2024 UNUM GROUP PROXY STATEMENT

A NOTE ABOUT NON-GAAP FINANCIAL MEASURES
Investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our company.
Book value per common share excluding AOCI provides a more comparable and consistent view of our results, as AOCI tends to fluctuate depending on market conditions and general economic trends.
Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.
We have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021, respectively. As a result, we exclude the amortization of the cost of reinsurance that was recognized upon the exit of the business related to the ceded reserves for the cohort of policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. Due to the execution of the second phase of the reinsurance transaction occurring after January 1, 2021, the transition date of ASU 2018-12, in accordance with the provisions of the ASU related to non-contemporaneous reinsurance, we were required to establish the ceded reserves using an upper-medium grade fixed-income instrument as of the reinsurance transaction date in March 2021, which resulted in higher ceded reserves compared to that which was reported historically. However, the direct reserves for the block reinsured in the second phase were calculated using the original discount rate utilized as of the transition date. Both the direct and ceded reserves are then remeasured at each reporting period using a current discount rate reflective of an upper-medium grade fixed-income instrument, with the changes recognized in other comprehensive income (loss). While the total equity impact is neutral, the different original discount rates utilized for direct and ceded reserves result in disproportionate earnings impacts. The impact of non-contemporaneous reinsurance will fluctuate depending on the magnitude of reserve changes during the period. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.
We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP financial measures in the determination of overall profitability.
For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to Appendix A of this proxy statement.

2024 UNUM GROUP PROXY STATEMENT	3

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES
Forward-Looking Statements and Website References
Certain information contained in this proxy statement may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, goals (including environmental, human capital, and sustainability goals) or other developments. Forward-looking statements speak only as of the date made. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct or that any plan, initiative, projection, goal, commitment, or expectation can or will be achieved. We undertake no obligation to update these statements, even if made available on our website or otherwise. Actual results or outcomes could differ materially from those included in the forward-looking statements. Factors that could cause actual results to differ materially from those included in the forward-looking statements are discussed in our annual report on Form 10-K for the year ended December 31, 2023 and subsequent Securities and Exchange Commission ("SEC") filings.
Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement. In addition, historical, current, and forward-looking sustainability, environmental, social, governance and other-related statements may be based on standards of measurement and performance that are still developing or may change or be refined, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

4	2024 UNUM GROUP PROXY STATEMENT

PROXY SUMMARY
Proxy Summary
This summary is intended to highlight certain key information contained in this proxy statement that we believe will assist your review of the four business items to be voted on at the 2024 Annual Meeting of Shareholders of Unum Group (the "2024 Annual Meeting"). As it is only a summary, we encourage you to review the full proxy statement, as well as our annual report on Form 10-K for the year ended December 31, 2023 (the "2023 Form 10-K"), for more complete information about these topics.
Voting Matters

			Board's Recommendation	Page Reference
Item 1: Election of the 12 Directors Named in this Proxy Statement			FOR each nominee	110
Twelve director nominees are standing for election this year, each for a one-year term expiring at the 2025 Annual Meeting. Each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification, or removal from office. The Board and the Governance Committee believe each director nominee possesses the necessary skills and qualifications and has demonstrated that they have committed and will continue to commit the appropriate time to provide effective oversight of the business. The director nominees are:

Director Nominee	Director Since	Independent	Committee Assignments
Theodore H. Bunting, Jr.	2013	✓	Audit	Regulatory Compliance (Chair)
Susan L. Cross	2019	✓	Audit	Risk and Finance
Susan D. DeVore	2018	✓	Governance	Human Capital
Joseph J. Echevarria	2016	✓	Governance	Risk and Finance (Chair)
Cynthia L. Egan	2014	✓	Human Capital (Chair)	Regulatory Compliance
Kevin T. Kabat, Board Chairman	2008	✓	—
Timothy F. Keaney	2012	✓	Audit (Chair)	Risk and Finance
Gale V. King	2022	✓	Audit	Human Capital
Gloria C. Larson	2004	✓	Governance (Chair)	Regulatory Compliance
Mojgan M. Lefebvre	2023	✓	Regulatory Compliance	Risk and Finance
Richard P. McKenney, President and CEO	2015	—	—
Ronald P. O'Hanley	2015	✓	Governance	Human Capital

2024 UNUM GROUP PROXY STATEMENT	5

PROXY SUMMARY

	Board's Recommendation	Page Reference
Item 2: Advisory Vote to Approve Executive Compensation	FOR	110

We are seeking a non-binding advisory vote to approve the compensation of our named executive officers. We describe our compensation programs in the Compensation Discussion and Analysis section of this proxy statement. The Human Capital Committee believes these programs reward performance and align the long-term interests of management and shareholders. Although non-binding, the Human Capital Committee will take into account the outcome of the advisory vote and shareholder feedback when making future compensation decisions.

Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	111
The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for 2024, and shareholders are being asked to ratify the appointment.
Item 4: Approval of Amendment to Amended and Restated Certificate of Incorporation to Reflect Recent Amendments to Delaware Law Regarding Officer Exculpation	FOR	112

We are asking shareholders to approve an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to reflect recent amendments to Delaware law regarding officer exculpation (the “Proposed Amendment”). The Proposed Amendment provides for the elimination of monetary liability of certain officers of the company in certain limited circumstances. The Proposed Amendment also simplifies the existing exculpation provision related to directors of the company set forth in Article EIGHTH of the Certificate of Incorporation by referring to the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”) instead of specifying each instance where exculpation for directors is currently not available under the DGCL.

6	2024 UNUM GROUP PROXY STATEMENT

PROXY SUMMARY
Key Corporate Governance and Executive Compensation Items
2023 Say-on-Pay Vote and Shareholder Outreach

Our 2023 proposal to approve executive compensation received 94% support. In 2023, as in prior years, we invited our top shareholders, representing approximately 67% of outstanding shares and 82% of shares held by institutions, to engage with us on business, governance, and compensation matters. Five shareholders, representing approximately 34% of our outstanding institutional shares, accepted our invitation for engagement, and we met with each of them. Our independent Human Capital Committee Chair joined three of the meetings. Another six shareholders, representing approximately 8% of our outstanding institutional shares, responded that a meeting was not necessary.

During the 2023 outreach, we received specific feedback as follows:
•Positive commentary on the compensation disclosure in our proxy statement;
•Complimentary feedback for having a strong corporate governance profile, specifically Board diversity, independence, and public company board experience; and
•Recognition for the robust enterprise risk management framework the company has in place (see page 55).
We also extended an invitation for engagement with two proxy advisory firms. Both firms declined a meeting indicating that they had no questions or overriding concerns with our corporate governance and executive compensation practices.
Overall, shareholders appreciated the opportunity to engage in these discussions. They also appreciated the company’s willingness to consider their input on both executive compensation and governance practices. We are committed to continuing our shareholder engagement efforts in the future.
Corporate Governance and Executive Compensation Practices

Executive Compensation Practices
✓	A pay-for-performance philosophy	✓	Double-trigger provisions for severance and accelerated vesting of equity awards

✓	Annual say-on-pay votes
		✓	Clawback policies that meet NYSE requirements and that allow recoupment of time- and performance-based incentives in the event of misconduct outside the context of a financial restatement
✓	Programs that mitigate undue risk taking in compensation

✓	Independent compensation consultant to the Human Capital Committee
		✓	A balance of short- and long-term incentives

✓	No golden parachute excise tax gross-ups	✓	Robust stock ownership and retention requirements

✓	Limited perquisites	✓	Relevant peer groups for benchmarking compensation

✓	No NEO employment agreements	✓	In-depth performance assessments of executives

2024 UNUM GROUP PROXY STATEMENT	7

PROXY SUMMARY

Board Practices
✓	All directors other than the CEO are independent, including the Board Chairman	✓	High Board and committee meeting attendance by directors (100% attendance in 2023)

✓	All Board committees fully independent	✓	Limits on outside board and audit committee service

✓	Commitment to diversity at the Board level and within the enterprise

Governance Practices
✓	Annual election of all directors	✓	No supermajority vote requirements

✓	Independent Board chair	✓	Anti-pledging and anti-hedging policies applicable to executives and directors

✓	Majority vote requirement for directors (in uncontested elections)
		✓	Annual Board, committee, and individual director evaluations
✓	Proxy access rights
		✓	Regular executive sessions of independent directors
✓	Shareholder right to call special meetings
		✓	No poison pill
✓	Annual, proactive shareholder engagement
		✓	Board-level oversight of ESG

8	2024 UNUM GROUP PROXY STATEMENT

PROXY SUMMARY
Performance Highlights
Unum’s purpose of helping the working world thrive throughout life’s moments is a north star that guides our actions every day. As a leading provider of financial protection insurance benefits in the U.S., U.K. and Poland, we protect nearly 45 million individuals and their families during the financial hardships that can occur in the event of illness, injury or loss of life. We also partner with 174,000 employer clients that manage workplace wellbeing and regulatory challenges in today’s quickly evolving workplace.
In 2023, Unum continued to deliver strong earnings and growth. After-tax adjusted operating earnings were $1.5 billion as the company saw a double-digit increase in sales and strong earned premium growth, both compared with 2022 results. Demand for our products and services remained robust as new digital capabilities enhanced the customer experience and streamlined administration for employer clients. Claims experience continued to largely return to historic levels in most of our product lines. The company also benefited from strong employment, wage inflation and favorable interest rates as these macro-economic trends largely continued from 2022.
These results, along with our ability to steadily generate strong cash flow, help us accelerate growth by funding ongoing reinvestment in our business and supporting our ability to take advantage of strategic opportunities that may arise — all while returning capital to shareholders.
Below are key financial performance measures from 2023. Additional measures, including those we use for annual and long-term incentive decisions, can be found beginning on page 66.

(1)After-tax adjusted operating results and book value per share, excluding AOCI, are non-GAAP financial measures. Information about the non-GAAP financial measures used in this proxy statement is set forth in “A Note About Non-GAAP Financial Measures” on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to Appendix A of this proxy statement.
(2)Assuming dilution.
(3)Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the ASU 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date.

2024 UNUM GROUP PROXY STATEMENT	9

PROXY SUMMARY
Operating Highlights
By living our purpose, we are laser-focused on meeting the needs of our customers. In 2023, Unum paid $7.9 billion in benefits to people facing illness, injury or loss of life. Satisfaction metrics measuring our engagement with customers and partners increased throughout the year as we implemented new service and support capabilities across the enterprise.
We have transformed our business over the last several years through significant investments in our digital capabilities. By investing in technologies that anticipate and deliver on evolving customer expectations, we have continued to separate ourselves from the competition and seize opportunities in the marketplace. These technologies create new digital experiences for customers, automate and modernize business processes, track key metrics, deliver new products and services to market faster, and improve customer satisfaction. Through our efforts to continuously improve, we strive to enrich the experience for our customers and enhance the effectiveness of our people.
Our well-diversified portfolio delivers consistent investment income. Due to the nature of our business, we invest in long-term securities focusing on asset liability management and sound risk management. In 2023, our portfolio performed well in a volatile interest rate environment.
Long-Term Care Performance
The same discipline that allows our core franchise to be successful also benefits our long-term care (LTC) business. LTC is part of our Closed Block that consists of policies that we continue to service and support, but no longer actively market. We manage this block with a combination of rate increases, risk management, tailored investment strategy and ongoing monitoring of emerging experience to inform updates to our reserve liability assumptions and appropriate capital levels.
Following an examination of one of our Maine-domiciled insurers, in 2020 the Maine Bureau of Insurance required us to establish additional LTC statutory reserves, permitting this to be done over a period of seven years. We completed the recognition of these additional required reserves at the end of 2023, ahead of schedule, and view this action as further increasing margin over our best estimate assumptions. Our actions have provided a strong capital position behind the business, which has mitigated the need for future contributions under current assumptions.
We continue to take actions, such as those described above, to provide for the long-term stability of this block and promote transparency for our shareholders and customers.
Impact and Sustainability
We provide a critical financial safety net for millions of people, a fact that drives us to deliver for those who count on us. This focus on doing the right thing guides our approach to sustainability and social responsibility. Unum has a long tradition of engaging with shareholders, customers, employees, suppliers and communities on these matters.
The Governance Committee of the Board provides oversight and guides the company's sustainability strategy and initiatives. Over the last few years, we have continued to strengthen and mature our management and disclosure of environmental, social and governance (ESG) matters, and to evaluate and address emerging risks to our business, including climate change and increased regulatory focus on key issues. We also continue to evolve our inclusion and diversity strategy and refine our approach to integrating ESG factors into our investment decisions. In addition to these targeted efforts, we remained focused on providing meaningful opportunities for engagement with our key stakeholders on these matters.

10	2024 UNUM GROUP PROXY STATEMENT

PROXY SUMMARY
In 2023, Unum made a number of advances in our impact and sustainability-related efforts:
•We were awarded the Compliance Leader Verification designation by Ethisphere® following the assessment of our Compliance and Ethics program. In 2024, Ethisphere also recognized Unum for the fourth consecutive year as one of the World’s Most Ethical Companies.
•Through our investment portfolio, we hold nearly $3 billion of investments that have a societal or environmental impact in areas such as education, infrastructure, healthcare, affordable housing, and renewable energy projects.
•We conducted scenario modeling and testing on key issues and potential risks to the company.
•We provided $14.7 million to support the communities where we operate.
Our corporate sustainability strategic framework helps create long-term value for stakeholders by implementing business strategies that focus on social, environmental, governance, and economic dimensions of doing business. Our strategic framework focuses on three areas where we believe Unum can add both societal and business value:
•Inclusive products and services — We strive to ensure that the financial security provided by our products and practices contributes to more inclusive communities.
•Responsible investments — Being in the business of insurance, we recognize that one of our greatest opportunities to influence the world around us is through our investment portfolio. Making responsible investments is key to our long-term strategy, which includes consideration of environmental, social and governance factors.
•Reducing environmental impact — We recognize the impact that environmental issues, such as climate change, could have on our business. We aim to reduce our environmental impact and prepare for environmental issues.
A more comprehensive discussion of our efforts and progress is published annually in our Impact and Sustainability Report, which is available at www.unumgroup.com/esg. See page 48 for more information about Impact and Sustainability.
Capital Generation for Shareholders
Because of our strong financial performance, we generated premium growth and strengthened our capital position in 2023, allowing us the opportunity to deploy capital in a number of ways.
•We invested in our people, products and technology to drive growth.
•We paid out more than $277 million in dividends, or $1.39 per share.
•We purchased $252 million worth of our shares.
Our credit ratings are reflective of a strong balance sheet, favorable operating results, and a highly respected brand in the employee benefits market. In 2023, we received upgrades to our financial strength and debt ratings from two key credit agencies, a noteworthy validation of our capital management and growth plans.

2024 UNUM GROUP PROXY STATEMENT	11

PROXY SUMMARY
Total Shareholder Return
Unum delivered robust value to shareholders in 2023 as we continued to outpace the performance of many peers. The company accelerated growth through increased demand for its products and services, highlighted by double-digit sales growth, healthy increases in premium income and strong persistency in our core operations. Record after-tax adjusted operating earnings per share illustrated Unum’s disciplined approach to pricing and balanced expense management, while our ability to generate substantial excess capital provided financial flexibility to invest in growth initiatives, fund long-term needs in our Closed Block segment and increase the level of capital returned to shareholders.
Based on our strong operational and financial results over the last few years, we believe Unum is an attractive investment for shareholders. Total shareholder return for the year was ahead of our industry benchmark and proxy peer group at nearly 14% (see below). Over the longer term, Unum has continued to excel in returning value to shareholders, in part through steady growth in book value per share (excluding AOCI) and premium income over the last several years, and increasing dividend payments and share repurchase activity. Macro-economic factors, such as strong employment, wage inflation and high interest rates, are beneficial for our business, and we believe will continue to drive greater recognition of our value to investors.
In addition to our core operations, our Closed Block segment primarily consists of long-term care (LTC) policies and older individual disability policies that Unum continues to service and support. After agreeing to increase LTC statutory reserves over a multi-year period starting in 2020, we accelerated these planned contributions and completed the recognition of these additional required reserves at the end of 2023. Through these and other steps, we have provided a strong capital position behind the business, which has mitigated the need for future capital contributions under current assumptions.
We believe this, combined with our market-leading positions, history of consistent execution, strong demand for our products and services, favorable business environment, capital strength, and strategy of prioritizing funding of growth initiatives, makes Unum an excellent long-term investment.

TOTAL SHAREHOLDER RETURN				CORE OPERATIONS PREMIUM GROWTH (Billions)	BOOK VALUE PER SHARE (Excl AOCI)(1)
	1 Year	3 Year	5 Year
Unum	13.7%	120.7%	89.5%
Proxy Peer Group	9.1%	46.1%	79.5%
S&P Life & Health Index(3)	4.6%	57.8%	76.0%
S&P 500	26.3%	33.1%	107.2%
(1)    Non-GAAP financial measure, see Appendix A for reconciliation.
(2)    Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the ASU 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date.
(3)    S&P 500 Life & Health Insurance Sub Industry Index.

12	2024 UNUM GROUP PROXY STATEMENT

PROXY SUMMARY
2023 CEO Compensation Summary
Our approach to CEO compensation aligns directly with our overall executive compensation philosophy and structure as detailed in the Compensation Discussion and Analysis ("CD&A") section under Compensation Program Structure. Richard P. McKenney serves as President and CEO of the company. Mr. McKenney's targeted total direct compensation consists of base pay plus short- and long-term incentives that are tied directly to performance goals. This structure is designed to support the long-term successes of the company and the interests of our shareholders.
Mr. McKenney is subject to robust stock ownership requirements, including a requirement to own six times his annual base salary in stock. This helps to ensure that the long-term value of his compensation directly aligns with shareholders.
At the beginning of 2023 following discussion with Mr. McKenney, the Board approved his performance goals for the year, which included:
•Business and financial objectives;
•Strategic objectives;
•Talent management initiatives;
•Enhancing our culture of inclusion and diversity; and
•Operational effectiveness and efficiency targets.
In addition to carefully reviewing a self-assessment prepared by Mr. McKenney, the Human Capital Committee (as used in this 2023 CEO Compensation Summary, the "Committee") and Board conducted a thorough evaluation of his performance against all objectives as well as a review of a number of professional and leadership characteristics and behaviors (see the "Individual Performance Evaluations" section of the CD&A).
As outlined above, Unum delivered record after-tax adjusted operating earnings of $1.5 billion as the company saw double-digit sales growth, healthy increases in premium income and strong persistency in our core operations. Demand for our products and services continued to be strong as new digital capabilities enhanced the experience for our customers.
In evaluating Mr. McKenney's performance during 2023, the Committee and the Board specifically highlighted his leadership in:
•Guiding the company to another record year of profitability, exceeding plan for nearly all operational and financial metrics;
•Further strengthening the company's capital position to maximize financial flexibility while deploying capital to address key needs;
•Driving ongoing accountability and commitment to Unum's purpose of helping the working world thrive throughout life's moments;
•Deepening the company's commitment to sustainability and social responsibility through a variety of environmental, social, and governance programs that reflect the goals of the company, investors and other key stakeholders; and
•Cultivating a high-performance culture to deliver on Unum's commitments to customers, shareholders and communities.
The Board has full confidence in Mr. McKenney as CEO and believes the company is well-positioned for long-term success under his continued leadership.

2024 UNUM GROUP PROXY STATEMENT	13

PROXY SUMMARY
2023 Compensation Decisions
The CEO Compensation Summary below depicts how the Committee views its decisions concerning Mr. McKenney’s compensation for 2023, compared to his 2022 compensation. It differs from the information presented in the Summary Compensation Table (the "SCT") required by the Securities and Exchange Commission as follows:
•The CEO Compensation Summary table treats long-term incentive (LTI) awards similar to how annual incentive awards are treated in the SCT (which are based on the performance year to which the award relates). Therefore, the value of the LTI award granted in March 2024 based on performance in 2023 is shown as 2023 compensation. In contrast, the SCT reflects the value of Mr. McKenney's restricted stock units (RSUs) in the year in which the RSUs are granted and performance-based cash incentive units (CIUs) in the year in which the CIUs vest;
•The table below excludes the 2020 Success Incentive Plan grant, a portion of which vested in 2023, since this was a one-time award and not viewed as part of annual compensation; and
•The SCT includes amounts reported in the "Change in Pension Value & Non-Qualified Deferred Compensation Earnings" and "All Other Compensation" columns. Although regularly monitored by the Committee, these amounts were not considered when it made annual performance-based compensation determinations for 2023 and are therefore not shown in the presentation below.
The CEO Compensation Summary table is not intended as a substitute for the SCT, which is on page 89.

CEO COMPENSATION SUMMARY
	Performance Year
Component	2022	2023
Base Salary	$1,090,385	$1,100,000
Annual Incentive Payout	3,761,828	4,331,251
Approved LTI Grant (1)	9,000,000	10,687,500
Annual Compensation	$13,852,213	$16,118,751
(1) The approved LTI grant is divided evenly between RSUs (50%) and CIUs (50%).
ANNUAL INCENTIVE
Mr. McKenney's 2023 annual incentive payout of $4,331,251 was calculated by applying the company performance achievement factor of 140% and a strategic objectives modifier of 112.5% to his target award (see "Annual Incentive Results" in the CD&A section). The strategic objectives modifier percentage was determined by the Committee based on its evaluation of Mr. McKenney's performance as highlighted above and on page 75. Mr. McKenney's 2023 annual incentive award is an increase of $569,423 from his 2022 payout.
LONG-TERM INCENTIVE
After consideration of Mr. McKenney's strategic leadership and performance during 2023, as outlined above, the Committee applied a strategic objectives modifier of 112.5% to his 2023 LTI target, resulting in an LTI grant of $10,687,500. This award, which was granted in March 2024, is an increase of $1,687,500 over his award granted last year. Mr. McKenney's LTI awards were delivered through time-based restricted stock units (RSUs) and performance-based cash incentive units (CIUs). The value of the RSUs is based on the company’s stock price while the value of CIUs is based on growth in adjusted book value and dividends, further modified by relative total shareholder return (TSR).
Our LTI program is designed to align the interests of management and long-term shareholders. This impact can be seen in the CIUs granted in 2021 ("2021 CIUs"). Shareholder return measures of adjusted book value and

14	2024 UNUM GROUP PROXY STATEMENT

PROXY SUMMARY
dividend yield were achieved at 160.8% over the three-year performance period, with relative TSR at the 100th percentile of the comparator group, resulting in a 20% increase for a final payout of 193% of target. Additional details, including regarding the performance impact on 2021 CIUs, can be found within the Annual and Long-Term Incentive Programs section beginning on page 66.
CASH SUCCESS UNIT AND STOCK SUCCESS UNIT VESTING
In February 2024, the Committee reviewed and certified that the performance hurdles were met for the performance period January 2021-December 2023 for the 2020 Success Incentive Plan (SIP) grant. Therefore, the second one-third of cash success units (CSUs) and stock success units (SSUs) vested and were distributed. Mr. McKenney had a total of 61,502 SSUs and related cash dividends as well as $1,617,000 CSUs that vested. Details about the vesting of these awards can be found on page 73.
2024 Compensation
In February 2024, the Committee, together with its consultant, Pay Governance LLC, reviewed Mr. McKenney's total targeted compensation relative to proxy peers. After considering his experience, his leadership in the CEO role, and his disciplined approach in executing the company's strategic framework, the Committee decided to increase his long-term incentive target opportunity for 2024 from $9.5 million to $10.5 million. These decisions reflect Mr. McKenney's strong leadership and strategic positioning of the company.

2024 UNUM GROUP PROXY STATEMENT	15

CORPORATE GOVERNANCE
Corporate Governance
Board Overview
The Board of Directors is elected by shareholders to oversee their interests in the long-term health and overall success of the company's business and financial strength. In addition, the Board has responsibility to the company's policyholders, employees, and business partners and to the communities in which the company operates, all of which are essential to the company's success. The Board oversees the CEO and other senior management, who are responsible for carrying out the company's day-to-day operations in a responsible and ethical manner. The Board and its committees meet regularly to review and discuss the company's strategy, business, performance, ethics, risk tolerance, human capital engagement, and culture, as well as important issues that it faces. These discussions take place with management and, as appropriate, with outside advisers who provide independent expertise, perspectives and insights. In addition, the independent members of the Board and its committees hold regular executive sessions without management present. Board members are also in ongoing communication with each other and with management between meetings.
Board Composition and Refreshment
The Board believes a critical component of its effectiveness in serving the long-term interests of shareholders is to ensure its membership remains diverse, possessing a variety of backgrounds, experiences and skill sets from which to draw. Fresh views and ideas help the Board to maintain a broad perspective and forward-looking vision capable of anticipating and adapting to the rapid pace of change, just as experience and continuity provide necessary context and stability for important decisions. With that in mind, the Governance Committee reviews the composition of the Board with the goal of maintaining an appropriate balance of experiences, skills, tenure and diversity. This is an ongoing, year-round evaluation process. Most recently, Mojgan Lefebvre joined the Board in 2023 as a result of the Board's commitment to this ongoing process.
The Board is committed to effective Board succession planning and refreshment, including having honest and difficult conversations with individual directors when necessary. These conversations may arise in connection with the Board evaluation process, succession planning or consideration of the annual slate of Board nominees. As a result of these processes, directors may decide (for personal or professional reasons) or be asked (for reasons such as evolving needs for Board composition or directors' availability to make sufficient contributions to the Board) not to stand for re-election at the next Annual Meeting. It is expected these refreshment practices will continue in the future. While some companies have tenure limits on Board service, we believe our balanced approach delivers the right mix of directors with new ideas and perspectives along with those possessing deep knowledge of the company.
On-Boarding and Continuing Education
Shortly after a new director has been elected to the Board, the director participates in an orientation program that includes meetings with the Board Chair, other directors, and senior management concerning the company's business, strategic plans and risk profile, the operations of significant business segments, significant financial, accounting and risk management issues, compliance and ethics programs, and Code of Conduct. In addition, when directors are appointed to a particular committee for the first time, the director participates in orientation sessions specific to the committee's responsibilities. On an ongoing basis, directors also receive presentations on a variety of topics related to their work on the Board and within the insurance and financial services industries, both from senior management and from experts outside of the company. Directors participate in continuing education sessions designed to assist them in discharging their duties.

16	2024 UNUM GROUP PROXY STATEMENT

CORPORATE GOVERNANCE
Board Qualifications
The Board strives to maintain independence of thought and diverse professional experience among its membership. The Board and the Governance Committee look for directors who have qualifications and attributes in key areas relevant to Unum, and that align with both our short- and long-term business strategies. These qualifications and attributes are evaluated on an annual basis and adjusted as needed so that they continue to serve the best interests of the company. The table below summarizes the qualifications and attributes that are important to Unum and addresses how the composition of our Board, as a whole, meets these needs. In addition to the qualifications and attributes described below, financial literacy is expected of all Board members.

Qualifications and Attributes	Relevance to Unum	Board Composition
Accounting/Auditing	We operate in a complex financial and regulatory environment with disclosure requirements, detailed business processes and internal controls.
Business Operations	We have significant operations focused on customer service, claims management, sales, marketing and various back-house functions.
Capital Management	We allocate capital in various ways to run our operations, grow our core businesses and return value to shareholders.
CEO or CFO Experience	Experience leading a large, widely-held organization provides practical insights on need for transparency, accountability, and integrity.
Corporate Governance/ESG	As a public company and responsible corporate citizen, we expect effective oversight and transparency, and our stakeholders demand it.
Insurance/Financial Industry Experience	Experience in the insurance and financial services industry provides a relevant understanding of our business, strategy, and marketplace dynamics.
International	With global operations in several countries and prospects for further expansion, international experience helps us understand opportunities and challenges.
Investment Markets	We manage a large and long-term investment portfolio to uphold our promises to pay the future claims of our policyholders.
Recent Public Board Experience	We value individuals who understand public company reporting responsibilities and have experience with the issues commonly faced by public companies.
Regulatory/Risk Management	A complex regulatory and risk environment requires us to develop policies and procedures that effectively manage compliance and risk.
Technology/Digital Transformation	We rely on technology to manage customer data, deliver products and services to the market, pay claims, and enhance the customer experience.

2024 UNUM GROUP PROXY STATEMENT	17

CORPORATE GOVERNANCE
Board Tenure
Directors with varied tenure contribute to a range of perspectives and allow us to transition knowledge and experience from longer-serving members to those newer to our Board. We have a mix of new and long-standing directors, with our 12 director nominees averaging 9 years of service on the Board as of the 2024 Annual Meeting.
Board Diversity
Our Board is comprised of members with a range of backgrounds and overall experience. Since the beginning of 2018, four new directors have joined the Board, allowing us to achieve gender parity among our directors. This achievement reflects our deep commitment to bringing diverse voices to our discussions and decisions. Additionally, one-third of our Board members are racially or ethnically diverse.
Although the Board does not have a specific diversity policy, it recognizes diverse representation on the Board with respect to gender, race, ethnicity, and age, including in positions of leadership, serves to improve dialogue, decision-making, and culture in the boardroom. Our Governance Committee focuses on advancing continued diversity on the Board during refreshment activities by requiring that candidate pools include diverse individuals who meet the recruitment criteria. From the candidate pools, our Governance Committee selects director candidates based on their qualifications and attributes most essential to the Board's future success, as discussed in more detail below. Our director nominees range from 55 to 74 years of age, with the average age being 64.9 years, as of the 2024 Annual Meeting.

*    Tenure and age for director nominees is calculated as of the 2024 Annual Meeting. Tenure is rounded to the nearest year and calculated from date of first election.

18	2024 UNUM GROUP PROXY STATEMENT

CORPORATE GOVERNANCE
Board Evaluation Process
A healthy and vigorous Board evaluation process is an essential part of good corporate governance. A thorough evaluation process helps us achieve the right balance of perspectives, experiences and skill sets needed for prudent oversight of the company, including execution on corporate strategy, while also considering the best interests of our shareholders. At Unum, this evaluation process includes annual evaluations of the Board, each committee, and individual directors.
The Governance Committee establishes and oversees the evaluation process, which focuses on identifying areas where Board, committee and director performance is most effective, as well as opportunities for further development or enhancement. Each year, the Governance Committee reviews the format and effectiveness of the evaluation process in identifying actionable feedback, recommending changes in process as appropriate. Determining whether to engage a third-party facilitator is also part of the review.
The evaluation process is conducted in two phases. The first phase focuses on the evaluation of the effectiveness of each committee and the Board as a whole. Directors complete questionnaires evaluating the Board and the committees on which they serve across a variety of topics, including culture, composition, structure and engagement. In recent years, Board members have provided feedback regarding corporate strategy, risk management programs, Board composition and structure, succession plans, future agenda items, meeting materials and director education. The second phase involves interviewing individual directors to collect feedback on peer directors' performance. This phase is led by the Governance Committee Chair in advance and in anticipation of the nomination process, with key messages delivered to each director. This two-phased approach has generated robust discussions at all levels of the Board, and resulted in changes that have improved Board efficiency and effectiveness. For example, in recent years, these discussions have led to enhancements to Board diversity, meeting materials, director on-boarding, executive sessions, and Board member engagement.

BOARD AND COMMITTEE EVALUATIONS

EVALUATION FORMS

Each director evaluates various measures of the effectiveness of the Board and each committee on which the director serves.

BOARD/COMMITTEE MEETINGS

The full Board and each committee conduct separate closed self-assessment sessions, where results from evaluations and additional feedback are discussed.

FEEDBACK INCORPORATED

Based on evaluation results, changes are considered and implemented, as appropriate.

DIRECTOR PERFORMANCE EVALUATIONS

PEER EVALUATION GUIDE

A guide is provided to each director in advance of individual discussions with the Governance Committee Chair.

INDIVIDUAL INTERVIEWS

The Governance Committee Chair conducts individual interviews to solicit feedback from directors on their peers.

REVIEW MEETINGS

Each director is provided full Board feedback by the Governance Committee Chair, including discussion around performance strengths and opportunities for growth.

2024 UNUM GROUP PROXY STATEMENT	19

CORPORATE GOVERNANCE
Director Independence
Our corporate governance guidelines provide that a majority of the Board will be independent. For a director to be considered independent, the Board must determine the director has no material relationship with our company, and the director must meet the requirements for independence under the listing standards of the New York Stock Exchange (NYSE). The Board has also determined certain categories of relationships are not considered to be material relationships that would impair a director’s independence. These independence standards are listed in our corporate governance guidelines, which are available on our investor relations website under the "Governance" heading at www.investors.unum.com.
The Governance Committee reviews information about the directors’ relationships and affiliations that are germane to an assessment of their independence and makes recommendations to the Board as to the independence of the directors. In making independence determinations, the Board considers all relevant facts and circumstances. In this regard, the Board considered that each of the non-employee directors, or one of their immediate family members, is or was during the last three fiscal years a director, trustee, advisor, or executive or served in a similar position at another business that had dealings with our company during those years. In each case, these have been ordinary course dealings (e.g., where the other business obtains insurance policies from us or we acquire, dispose or receive interest on security investments or make payments for trustee, depository and commercial banking business relationships) involving amounts less than 1% of both our and the other business’ consolidated gross revenues for such fiscal year or in which the director's interest arose only from his or her position as a director of the other business. None of our non-employee directors, or any of their immediate family members, is or was during the last three fiscal years, a director, executive, or employee of a charitable organization or university that received contributions from us (other than non-discretionary matching contributions) in excess of $120,000 in any one fiscal year.
Based on a review of the findings and recommendations of the Governance Committee and applying the standards described above, the Board has determined Mr. Bunting, Ms. Cross, Ms. DeVore, Mr. Echevarria, Ms. Egan, Mr. Kabat, Mr. Keaney, Ms. King, Ms. Larson, Ms. Lefebvre, and Mr. O’Hanley are independent directors. Francis J. Shammo did not stand for re-election to the Board at the 2023 Annual Meeting of Shareholders. The Board previously determined that Mr. Shammo was independent during the time he served on the Board during 2023.
Mr. McKenney, our President and CEO, is not an independent director.
Process for Selecting and Nominating Directors
Director Nominee and Selection
The Governance Committee is responsible for identifying and evaluating director candidates and recommending to the Board a slate of nominees for election at each Annual Meeting. The Governance Committee periodically engages a third-party search firm to assist with recruitment efforts. During these times, the firm has been asked to identify candidates who meet the criteria of our search, provide requested background and other relevant information regarding candidates, and coordinate arrangements for interviews as necessary. Nominees may also be suggested by directors, management, or shareholders. Ms. Lefebvre, who was elected to the Board in July 2023, was recommended to the Governance Committee by a third party search firm.

20	2024 UNUM GROUP PROXY STATEMENT

CORPORATE GOVERNANCE
Shareholders may recommend director candidates for consideration by the Governance Committee by providing the same information that would be required to nominate a director candidate, as described on page 120 in the section titled "Shareholder proposals and nominations for our 2025 Annual Meeting". Submissions must be made in writing to the Corporate Secretary at Unum Group, 1 Fountain Square, Chattanooga, Tennessee 37402. The Governance Committee’s policy is to consider candidates recommended by shareholders in the same manner as other candidates.
Our corporate governance guidelines specify the following criteria to be used in evaluating the candidacy of a prospective nominee:
•Reputation for high ethical conduct, integrity, sound judgment, and accountability;
•Current knowledge and experience in one or more key areas that will enable the Board as a whole to possess the core qualifications and attributes needed on the Board;
•Commitment of sufficient time to the Board and its committees to fulfill the director's responsibility;
•Collegial effectiveness; and
•Diversity, whether in viewpoints, gender, race, ethnicity, age, professional experience or other demographics.
The core qualifications and attributes sought in any particular candidate depend on the current and future needs of the Board based on an assessment of the composition of the Board and the mix of qualifications and attributes currently represented. In addition, the Governance Committee considers other specific qualifications that may be desired or required of nominees, including their independence and ability to satisfy specific requirements for committees. As part of the director selection and nomination process, the Governance Committee assesses the effectiveness of its Board membership criteria.
In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s ability to commit the time and attention appropriate for effective Board service; past attendance at meetings; contributions to the Board and committees on which the director serves; the skills, experience and background that the director brings to the Board relative to the Board’s needs and existing composition; and the results of the most recent Board, committee and individual director evaluations.
Annual Election of Directors
Directors are elected each year at the Annual Meeting for a one-year term expiring at the next Annual Meeting. Directors hold office until their successors are elected, or until their earlier death, resignation, disqualification, or removal from office. Other than requiring retirement from the Board at the next Annual Meeting after a director reaches age 75, there are no term limits. However, the Governance Committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.
Majority Voting Standard
Our bylaws provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected (an "uncontested election"), each nominee must receive a majority of the votes cast with respect to that nominee to be elected as a director (i.e., the number of shares voted "for" a nominee must exceed the number voted "against" that nominee). If an incumbent director is not re-elected under this majority voting standard, the Board must decide whether to accept or reject the director's offer of resignation which was previously delivered to the company pursuant to the Board's advance contingent director resignation policy. The Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. If the director submitting the resignation is a member of the Governance Committee, that director will not participate in the Governance Committee’s recommendation to the Board. The Board will act on the Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days from the date of the certification of the election results. The director in question will not participate in the Board's decision.

2024 UNUM GROUP PROXY STATEMENT	21

CORPORATE GOVERNANCE
Limits on Board and Audit Committee Service
While we recognize that Board members benefit from service on the boards of other companies and such service is encouraged, the Board believes it is critical that directors be able to dedicate sufficient time to their service on our Board. To that end, except for our CEO, no director may serve on more than three public company boards in addition to our Board, or on more than two audit committees of public companies in addition to our Audit Committee. The company's CEO may not serve on more than one public company board in addition to our Board. All directors are in compliance with these outside service limits at this time. Further, as noted above, in determining whether to recommend a director for re-election, the Governance Committee considers the director's ability to commit the time and attention appropriate for effective Board service.

22	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS
Information About the Board of Directors
Below are brief biographies for each of our current directors and descriptions of the directors’ key qualifications, skills, and experiences that contribute to the Board’s effectiveness as a whole.
Director Nominees

Director since 2013 Age: 65 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit Regulatory Compliance (Chair)
Theodore H. Bunting, Jr.
Mr. Bunting retired as the Group President, Utility Operations of Entergy Corporation, an integrated energy company, where he previously served as Senior Vice President and Chief Accounting Officer. He has extensive financial, accounting and operational experience as a senior executive with a public company in a regulated industry. Mr. Bunting has experience as a director at other publicly traded companies, is a certified public accountant, and also qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
Entergy Corporation
Group President, Utility Operations (2012–2017)
Sr. Vice President and Chief Accounting Officer (2007–2012)
Numerous other executive roles (joined Entergy in 1983)
PUBLIC COMPANY BOARD EXPERIENCE
The Hanover Insurance Group, Inc., since 2020
NiSource Inc., since 2018
Prior board service: Infrastructure and Energy Alternatives, Inc. (2021-2022)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

2024 UNUM GROUP PROXY STATEMENT	23

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2019 Age: 64 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit Risk and Finance
Susan L. Cross
Ms. Cross is the former Executive Vice President and Global Chief Actuary of XL Group Ltd (now AXA XL), a global insurance and reinsurance company. She previously held various chief actuarial positions for the operational segments of XL Group Ltd. Ms. Cross brings more than three decades of financial, actuarial, insurance and risk experience as a senior executive with an international company in a regulated industry. She is a director of another publicly traded company, and she also qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
XL Group Ltd.
Executive Vice President and Global Chief Actuary (2008–2018)
Senior Vice President and Chief Actuary
XL Group (2006–2008)
XL Reinsurance (2000–2006)
XL America (1999–2000)
Significant consulting experience with Willis Towers Watson in the U.S. and Bermuda
PUBLIC COMPANY BOARD EXPERIENCE
Enstar Group Limited, since 2020
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•Insurance/Financial Industry Experience
•International
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

24	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2018 Age: 65 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance Human Capital
Susan D. DeVore
Ms. DeVore served as the Chief Executive Officer of Premier, Inc., a leading health care improvement company, from 2013 to May 2021. She previously served as President of Premier from 2013 to April 2019, and before that served as President and Chief Executive Officer for its predecessor company, Premier Healthcare Solutions, Inc. She also previously served as the Chief Operating Officer for a number of affiliated Premier entities. Prior to joining Premier, Ms. DeVore had two decades of finance, strategy and health care consulting experience.
CAREER EXPERIENCE
Premier, Inc.
CEO (2013–May 2021)
President (2013–April 2019)
Premier Healthcare Solutions, Inc.
President and CEO (2009–2013)
COO (2006–2009)
Significant consulting experience with Ernst & Young LLP, including service as a Partner, Executive Committee member and Senior Healthcare Industry Management Practice Leader
PUBLIC COMPANY BOARD EXPERIENCE
Solventum Corporation, since April 2024
Elevance Health, Inc., since 2021
Prior board service: Premier, Inc. (2013–2021)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance/ESG Leadership
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

2024 UNUM GROUP PROXY STATEMENT	25

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2016 Age: 67 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance Risk and Finance (Chair)
Joseph J. Echevarria
Mr. Echevarria retired as the Chief Executive Officer of Deloitte LLP, a global provider of professional services, where he previously held increasingly senior leadership positions. He is currently the CEO of the University of Miami, where he also serves as a Senior Advisor to the President. He brings to the Board significant experience in finance, accounting, global operations, executive management and corporate governance. Mr. Echevarria has experience as a director at other publicly traded companies and is also a certified public accountant.
CAREER EXPERIENCE
University of Miami
CEO (since 2022)
CEO of UHealth and EVP for Health Affairs (2021-2022)
Deloitte LLP
CEO (2011–2014)
Various executive positions during his 36 years with Deloitte
PUBLIC COMPANY BOARD EXPERIENCE
The Bank of New York Mellon Corporation, since 2015
(Non-Executive Chair since September 2019)
Pfizer Inc., since 2015
Prior board service: Xerox Holdings Corporation (2017–2023)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•International
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

26	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2014 Age: 68 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Human Capital (Chair) Regulatory Compliance
Cynthia L. Egan
Ms. Egan retired as the President of T. Rowe Price Retirement Plan Services, Inc., a subsidiary of the global investment management firm T. Rowe Price Group, Inc. Prior to that, she held various executive positions at Fidelity Investments. She has significant operational experience in delivering complex financial products and services on a large scale, as well as experience in using technology to lead businesses through growth and operational transitions. Ms. Egan is and has been a director at other publicly traded companies.
CAREER EXPERIENCE
U.S. Department of the Treasury
Senior Advisor on the development of a Treasury-sponsored retirement savings program (2014–2015)
T. Rowe Price Retirement Plan Services, Inc.
President (2007–2012)
Fidelity Investments
Various leadership and executive positions, including President of the Fidelity Charitable Gift Fund (1989–2007)
PUBLIC COMPANY BOARD EXPERIENCE
BlackRock Fixed Income Fund Complex, since 2016
The Hanover Insurance Group, Inc., since 2015
(Chair since December 2020)
Huntsman Corporation, since 2020
(Vice Chair and Lead Independent Director since January 2022)
QUALIFICATIONS
•Business Operations
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

2024 UNUM GROUP PROXY STATEMENT	27

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2008 Age: 67 at Annual Meeting INDEPENDENT DIRECTOR Chairman of the Board of Directors
Kevin T. Kabat
Mr. Kabat is Chairman of Unum’s Board of Directors, and the retired Chief Executive Officer and Vice Chairman of Fifth Third Bancorp, a diversified financial services company. He also served in numerous executive positions with Fifth Third. He has executive leadership experience, extensive financial, operating and strategic planning expertise and understands the importance of risk management and the challenges of managing a business in a highly regulated industry. Mr. Kabat also has experience serving on boards of publicly traded companies.
CAREER EXPERIENCE
Fifth Third Bancorp
CEO (2007–2015)
President (2006–2012)
Other executive roles, including with predecessor companies
PUBLIC COMPANY BOARD EXPERIENCE
Crown Castle Inc., since 2023
NiSource Inc., since 2015 (Chair since May 2019)
Prior board service: AlTi Global, Inc. (Chair for 2023); E*TRADE Financial Corporation (2016–2020, including Lead Independent Director from 2016–2020); Fifth Third Bancorp (2007–2016, including Executive Chairman from 2008–2010 and Executive Vice Chairman from 2012–2016)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

28	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2012 Age: 62 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit (Chair) Risk and Finance
Timothy F. Keaney
Mr. Keaney retired as the Vice Chairman of the Bank of New York Mellon Corporation, a global investments company, prior to which he held various executive positions within the organization. He possesses significant operational, investment and financial experience with a public company in a highly regulated industry, including lengthy periods of executive leadership service in the U.K. Mr. Keaney also qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
The Bank of New York Mellon Corporation
Vice Chairman (2010–2014)
CEO, Investment Services (2013–2014)
CEO and co-CEO, Asset Servicing (2007–2012)
Other executive roles
PUBLIC COMPANY BOARD EXPERIENCE
AlTi Global, Inc., since 2023 (Chair since September 2023)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•International
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

2024 UNUM GROUP PROXY STATEMENT	29

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2022 Age: 67 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit Human Capital
Gale V. King
Ms. King is the former Executive Vice President and Chief Administrative Officer for Nationwide Mutual Insurance Company, a leading diversified insurance and financial services company, where she previously served as Executive Vice President and Chief Human Resources Officer and held a variety of other senior roles during her 37-year tenure. She has significant executive management and operational leadership experience, human capital management expertise, and an extensive background in driving strategy, change initiatives, and succession plans, all with a strong commitment to diversity, equity and inclusion. Ms. King also has experience serving on boards of publicly traded companies.
CAREER EXPERIENCE
Nationwide Mutual Insurance Company
Executive Vice President and Chief Administrative Officer (2012–2021)
Executive Vice President and Chief Human Resources Officer (2009–2012)
Senior Vice President, Property & Casualty Human Resources (2003–2009)
PUBLIC COMPANY BOARD EXPERIENCE
AutoZone, Inc., since 2018
Prior board service: J.B. Hunt Transport Services, Inc. (2020–2023)
QUALIFICATIONS
•Business Operations
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

30	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2004 Age: 74 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance (Chair) Regulatory Compliance
Gloria C. Larson
Ms. Larson retired as the President of Bentley University, one of the leading business schools in the U.S. Prior to her tenure at Bentley, she held numerous leadership positions in the legal, public policy and business fields. She possesses extensive experience in public service and regulatory issues, corporate governance and advising clients in the course of practicing law. Ms. Larson also has experience serving on boards of publicly traded companies. She currently serves as the Interim Executive Director of the Massachusetts Convention Center Authority since January 2024.
CAREER EXPERIENCE
The Massachusetts Convention Center Authority
Interim Executive Director (since 2024)
Harvard University Graduate School of Education
President in Residence (2018–2019)
Bentley University
President (2007–2018)
Foley Hoag LLP
Law firm partner (1996–2007, including service as Co-Chair of Governmental Practices Group)
Other leadership positions with the Commonwealth of Massachusetts (Interim Executive Director of the Convention Center Authority), (Secretary of Economic Affairs) and the Federal Trade Commission (Deputy Director of Consumer Protection)
PUBLIC COMPANY BOARD EXPERIENCE
Prior board service: Boston Private Financial Holdings, Inc. (2015–2021)
QUALIFICATIONS
•Business Operations
•Corporate Governance/ESG Leadership
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

2024 UNUM GROUP PROXY STATEMENT	31

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2023 Age: 58 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Risk and Finance Regulatory Compliance
Mojgan M. Lefebvre
Ms. Lefebvre has been Executive Vice President and Chief Technology & Operations Officer of the Travelers Companies, Inc., a property casualty insurer, since May 2019, having joined the company in September 2018 as Executive Vice President and Chief Information Officer, Enterprise Operations and eBusiness. At Travelers, she is responsible for the global technology and operations functions, including cloud technologies, cybersecurity, digital capabilities, data and analytics, customer service, and billing. From 2010 to 2018, Ms. Lefebvre served as Senior Vice President and Chief Information Officer for various business units at Liberty Mutual Insurance, including Commercial Markets, Global Specialty, and Global Risk Solutions. She held chief information officer positions from 2007 to 2010 at bioMerieux, a medical device company, and from 2004 to 2007 at TeleTech Holdings, a customer management solutions provider. Ms Lefebvre also has prior experience as a strategy consultant at Bain & Company.
CAREER EXPERIENCE
The Travelers Companies, Inc.
Executive Vice President and Chief Technology and Operations Officer (since 2019)
Executive Vice President and Chief Information Officer, Enterprise Operations and eBusiness (2018-2019)
Liberty Mutual Insurance
Senior Vice President and Chief Information Officer for various business units (2010–2018)
QUALIFICATIONS
•Business Operations
•Insurance/Financial Industry Experience
•International
•Regulatory/Risk Management
•Technology/Digital Transformation

32	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2015 Age: 55 at Annual Meeting DIRECTOR President and CEO
Richard P. McKenney
Mr. McKenney is the President and Chief Executive Officer of Unum, previously having served as Executive Vice President and Chief Financial Officer. He has significant executive management, financial and insurance industry experience through his prior service as CFO of Unum and other public insurance companies, and through his current service as CEO. He has an intimate knowledge of all aspects of our business and industry, including operational, risk management and public policy, and close working relationships with senior management. Mr. McKenney also has experience serving on boards of publicly traded companies.
CAREER EXPERIENCE
Unum Group
President and CEO (since 2015)
Executive Vice President and CFO (2009–2015)
Sun Life Financial, Inc.
Executive Vice President and CFO (2007-2009)
Executive Vice President (2006-2007)
PUBLIC COMPANY BOARD EXPERIENCE
U.S. Bancorp, since 2017
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•International
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

2024 UNUM GROUP PROXY STATEMENT	33

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2015 Age: 67 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance Human Capital
Ronald P. O'Hanley
Mr. O’Hanley is the Chairman, President and Chief Executive Officer of State Street Corporation, a provider of financial services to institutional investors worldwide, having previously served as the President and Chief Operating Officer. Prior to that he served as the President and CEO of State Street Global Advisors, the investment management arm of State Street Corporation. He has deep executive management and operational experience within the financial services industry, both domestically and internationally, as well as experience leading investment, financial and risk functions at large, global organizations.
CAREER EXPERIENCE
State Street Corporation
Chairman, since 2020; President and CEO, since 2019
President and COO (2017–2018)
Vice Chairman (during 2017)
President and CEO, State Street Global Advisors (2015–2017)
Fidelity Investments
President of Asset Management and Corporate Services, and member of Executive Committee (2010–2014)
Other senior leadership positions with The Bank of New York Mellon Corporation and McKinsey & Company, Inc.
PUBLIC COMPANY BOARD EXPERIENCE
State Street Corporation, since 2019 (Chairman since 2020)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance/ESG Leadership
•Insurance/Financial Industry Experience
•International
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

34	2024 UNUM GROUP PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS
Summary of Director Nominee Qualifications and Experience
This table provides a summary view of the key qualifications and attributes of each director nominee. The absence of a designation does not mean a director does not possess that qualification or attribute.
*    Tenure and age calculated as of the 2024 Annual Meeting. Tenure is rounded to the nearest year and calculated from date of first election.

2024 UNUM GROUP PROXY STATEMENT	35

DIRECTOR COMPENSATION
Director Compensation
The Human Capital Committee (as used in this section, the "Committee") reviews our non-employee director compensation annually and makes recommendations for any adjustments to the Board as appropriate.
Benchmarking
With the assistance of its independent compensation consultant, Pay Governance LLC, the Committee reviews peer group data to understand market practices for director compensation.
Our non-employee director compensation is compared to that of companies in two groups: (1) the Proxy Peer Group described beginning on page 80; and (2) a general industry sample, which consisted of 118 companies for the Committee review held in November 2023. The Committee believes the companies in the general industry sample provide an additional appropriate comparison given that their revenues are well aligned with those of the company (data below as of December 2022):
•Revenues ranging from $5.8 billion at the 25th percentile to $16.7 billion at the 75th percentile (compared to Unum revenues of $12.0 billion).
The use of two groups provides an indication of director pay levels both within the insurance industry as well as the broader market from which we recruit experienced directors. The Committee uses the approximate median of these groups as a reference point for setting director compensation.
The Committee's consultant provided its annual analysis of non-employee director compensation at the November 2023 Committee meeting. Following increases in the annual cash and equity retainers approved in November 2022, which became effective in May 2023, the Committee determined that director compensation was competitively positioned relative to the Proxy Peer Group median. Based on this review, the Committee's consultant did not recommend any changes to cash or equity retainers for the 2024/2025 Board compensation year.
Elements of Non-Employee Director Compensation
Non-employee directors receive cash retainers and equity awards as outlined in the following table:

NON-EMPLOYEE DIRECTOR COMPENSATION
	2022 Pay ($) Eff. May 26, 2022	2023 Pay ($) Eff. May 25, 2023
All Directors
Annual cash retainer	120,000	125,000
Annual restricted stock unit award	160,000	175,000
Committee Chairs
Additional annual cash retainer	25,000	25,000
Board Chairman
Additional annual cash retainer (paid 50% in cash and 50% in equity)	225,000	225,000

For new Board members, these amounts are prorated for partial-year service based on the date of election to the Board. Amounts may be deferred at each director's election for payment in company common stock at a future date. Directors deferring cash compensation receive a number of deferred share rights equal to the number of whole shares of common stock that could be purchased for the deferred amount, based on the closing price of a share of common stock on the date the cash compensation would otherwise be payable.

36	2024 UNUM GROUP PROXY STATEMENT

DIRECTOR COMPENSATION
Directors’ expenses for attending Board and committee meetings, or other meetings relating to company business, are paid by the company. Directors are eligible to participate in our matching gifts program. Under this program, we match up to $10,000 each year for eligible gifts to nonprofit organizations. Directors can also elect to contribute to the Unum Political Action Committee (UnumPAC) through a deduction from their annual fees earned. For those who choose to contribute to the UnumPAC and utilize the matching contribution feature, the company will make a matching contribution to the qualifying charity of the Board member's choice up to the $10,000 matching gift limit.
Mr. McKenney is employed by the company and receives no additional compensation for his Board service.
2023 Compensation
Our Board compensation year starts at each Annual Meeting and runs to the next Annual Meeting. The annual Board and committee chair cash retainers and restricted stock unit awards are paid/granted annually in advance. The additional retainer for the Board Chairman is paid in the form of 50% cash and 50% restricted stock units. The following table provides details of the compensation of each person who served as a non-employee director during 2023.

NON-EMPLOYEE DIRECTOR COMPENSATION
	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
	($)	($)	($)	($)
Theodore H. Bunting, Jr.	150,000	174,982	5,000	329,982
Susan L. Cross	125,012	174,982	10,000	309,994
Susan D. DeVore	125,000	174,982	10,000	309,982
Joseph J. Echevarria	150,004	174,982	—	324,986
Cynthia L. Egan	150,000	174,982	10,000	334,982
Kevin T. Kabat	237,500	287,473	—	524,973
Timothy F. Keaney	150,000	174,982	5,000	329,982
Gale V. King	124,980	174,982	10,000	309,962
Gloria C. Larson	150,000	174,982	10,000	334,982
Mojgan M. Lefebvre	105,479	147,652	—	253,131
Ronald P. O'Hanley	125,000	174,982	10,000	309,982
Francis J. Shammo(4) (former director)	—	—	15,000	15,000
(1)Amounts represent retainers, including for service as Board Chairman and committee chairs, which were paid in 2023, either in cash or deferred shares, for 2023/2024 Board service. Ms. Lefebvre's amount includes a prorated retainer for her 2023/2024 Board service from the time she joined the Board on July 20, 2023.
Board members were given the opportunity to contribute to the UnumPAC from their fees earned. If the Board member elected to make a UnumPAC contribution, it was deducted from their cash fees and the remainder was paid in cash or converted to deferred share rights, based on the Board member's election. For those who chose to contribute to the UnumPAC and utilize the matching contribution feature, the company would make a matching contribution to the qualifying charity of the Board member's choice up to the $10,000 matching gift limit. For those who elect to have their UnumPAC contribution matched, the match is made in the next calendar year (i.e., in 2023 for the 2022 contribution or in 2024 for the 2023 contribution).
Mr. Echevarria and Mses. Cross, King, and Lefebvre each elected to defer their cash retainers, which were converted to deferred share rights with a value substantially equal to their respective amount reflected in the table.
(2)On May 25, 2023, each then-serving non-employee director was granted 3,839 restricted stock units (RSUs) under our 2022 Stock Incentive Plan. Mr. Kabat was granted an additional 2,468 RSUs for his service as Board Chairman. Upon her appointment to the Board, Ms. Lefebvre received a prorated grant of 3,009 RSUs. The amounts shown are the grant date fair market values of these RSUs.

2024 UNUM GROUP PROXY STATEMENT	37

DIRECTOR COMPENSATION
We account for stock-based payments under the requirements of Financial Accounting Standards Board (FASB) ASC Topic 718 "Compensation - Stock Compensation" (ASC 718). A complete discussion of the assumptions made as well as the financial impact of this type of compensation can be found in Notes 1 and 13 of the Consolidated Financial Statements in Part II, Item 8 of our Form 10-K for the year ending December 31, 2023.
The following table provides details of the unvested RSUs held by each non-employee director as of December 31, 2023. Mr. Shammo held no unvested company equity awards as of such date. Beginning with the May 26, 2022 grant, dividends on director RSUs are accrued in cash (instead of as additional RSUs) and paid at the same time that the underlying RSUs vest. Deferred share rights are fully vested and not reflected in the table below.

Director Name	Number of Restricted Stock Units Held at Fiscal Year End	Director Name	Number of Restricted Stock Units Held at Fiscal Year End
Theodore H. Bunting, Jr.	3,839	Timothy F. Keaney	3,839
Susan L. Cross	3,839	Gale V. King	3,839
Susan D. DeVore	3,839	Gloria C. Larson	3,839
Joseph J. Echevarria	3,839	Mojgan M. Lefebvre	3,009
Cynthia L. Egan	3,839	Ronald P. O'Hanley	3,839
Kevin T. Kabat	6,307
(3)Amounts represent the company’s matching gifts resulting from the directors’ charitable gifts. The UnumPAC matching gifts are reflected for those who chose to contribute to the UnumPAC during 2022 and chose to utilize the matching contribution feature during 2023. For those who made a UnumPAC contribution during 2023 and elected to have their UnumPAC contribution matched, the match will be made in 2024 and reflected in the Non-Employee Director Compensation table next year. For Mr. Shammo, in recognition of his retirement from the Board, this amount also reflects a $5,000 charitable contribution made in his name.
(4)Mr. Shammo did not stand for re-election to the Board at the 2023 Annual Meeting of Shareholders.
Director Stock Ownership and Retention Requirements
Each non-employee director is required to own Unum equity securities with an aggregate value of five times the director’s annual cash retainer (for a total current ownership requirement of $625,000). New directors have five years from the date of their election to meet the ownership requirement.
Non-employee directors are required to retain 100% of the shares they receive as director compensation until their ownership requirement is met and must thereafter continue to meet the ownership requirement after giving effect to any proposed disposition of shares.
The Committee annually reviews each director’s stock ownership level. If a director does not reach his or her ownership requirement within the time period provided, the Committee will determine whether action is appropriate. For purposes of calculating stock ownership, the greater of the spot price or the preceding 12-month average closing stock price is used to reduce volatility in outcomes. As of December 31, 2023, 10 of the 11 non-employee directors then serving on the Board met the ownership requirement. The only director who has not met the ownership requirement as of year-end 2023 joined the Board within the past five years and is expected to meet the ownership requirement within the applicable time period.

38	2024 UNUM GROUP PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE
Board and Committee Governance
Corporate Governance Guidelines
The Board of Directors has adopted corporate governance guidelines on a number of significant matters, including director selection and independence, director responsibilities, Board leadership, and management succession. The corporate governance guidelines are available on our investor relations website under the "Governance" heading at www.investors.unum.com. The Governance Committee regularly reviews developments in corporate governance and recommends updates to the corporate governance guidelines and other documents as necessary or appropriate in response to regulatory requirements and evolving practices.
Board Leadership Structure
Kevin T. Kabat serves as non-executive Chairman of the Board and Richard P. McKenney serves as President and CEO of the company. As the non-executive Chairman, Mr. Kabat is also deemed the Lead Independent Director and, as such, has the responsibilities outlined in our corporate governance guidelines, including:
•Presiding at all meetings of the Board, including executive sessions of the non-management and independent directors;
•Communicating actions/issues arising from executive sessions to the CEO, as appropriate;
•Authority to call meetings of the independent directors;
•Authority to approve meeting schedules, agendas and information provided to the Board;
•Advising the Board on Board development, including Board and committee leadership succession planning;
•Unless otherwise determined by the Board, meeting with each director to evaluate the Board and committees and reporting this evaluation to the Governance Committee;
•When requested by the independent directors, hiring advisors to the independent directors, to be paid by the company;
•Receiving, through the Corporate Secretary, communications from shareholders seeking to communicate with the Board;
•Serving as a liaison to the independent directors; and
•If requested by major shareholders, ensuring he is available for consultation and direct communication.
The Board believes the current leadership structure provides significant independent oversight of management, as Mr. McKenney (our CEO and an employee of the company) is the only member of the Board who is not an independent director. The Board holds executive sessions, without management present, at each regularly scheduled in-person Board meeting. In 2023, the independent directors met alone in executive session five times, and each session was chaired by Mr. Kabat.
Our bylaws and corporate governance guidelines allow the offices of Chairman and CEO to be filled by the same or different individuals. This allows the Board flexibility to select the appropriate leadership for our company based on a number of factors, including the specific needs of the business and what best serves the company and shareholders at a given time. The independent directors of the Board will continue to review the Board’s leadership structure periodically and may modify this structure from time to time as they determine appropriate and in the best interests of the company and shareholders.

2024 UNUM GROUP PROXY STATEMENT	39

BOARD AND COMMITTEE GOVERNANCE
Board Meetings and Attendance
The Board of Directors met eight times during 2023. Depending upon committee assignments and when a director joined the Board, a director generally had 7 to 20 meetings to attend in 2023. Director attendance at Board and committee meetings was 100% as each incumbent director attended every meeting of the Board and committees on which he or she served during the period of the director’s service in 2023.
Directors are expected to attend Annual Meetings. All current directors serving on the Board at the time of the 2023 Annual Meeting attended that meeting.
Committees of the Board
The Board of Directors has five standing committees: Audit, Risk and Finance, Governance, Human Capital, and Regulatory Compliance. Each committee has a charter available on our investor relations website under the "Governance" heading at www.investors.unum.com. In addition to the duties contained in their respective charters (some of which are listed under "Committee Responsibilities" below), each committee may be assigned additional tasks by the Board, and each is charged with reporting its activities to the Board.

BOARD MEMBERS AND COMMITTEES

	Audit	Risk & Finance	Governance	Human Capital	Regulatory Compliance
Theodore H. Bunting, Jr.(1)	●				Chair
Susan L. Cross(1)	●	●
Susan D. DeVore			●	●
Joseph J. Echevarria		Chair	●
Cynthia L. Egan				Chair	●
Kevin T. Kabat(2)
Timothy F. Keaney(1)	Chair	●
Gale V. King	●			●
Gloria C. Larson			Chair		●
Mojgan M. Lefebvre		●			●
Richard P. McKenney(3)
Ronald P. O'Hanley			●	●
2023 Committee Meetings	8	4	5	5	4

(1)    Audit Committee Financial Expert
(2)    Chairman of the Board
(3)    President and CEO

40	2024 UNUM GROUP PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE
COMMITTEE RESPONSIBILITIES
Listed below are certain areas of responsibilities for the Board's committees. For a complete listing of each committee's responsibilities, please refer to their charters located on our investor relations website under the "Governance" heading at www.investors.unum.com.

Audit Committee(1)
●	Assists the Board in its oversight of the integrity of the company's financial statements and related disclosures and the effectiveness of the company's internal control over financial reporting.
●	Evaluates the qualifications, independence, and performance of the company's independent auditors, and has the sole authority to appoint and, if necessary, replace the company’s independent auditors.
●	Oversees the company's internal audit function.
●	Assists the Board in its oversight of the financial risks of the company.
●	Oversees the company's compliance with legal and regulatory requirements within the scope of the Audit Committee's responsibilities.
●	A more complete description of the responsibilities of the Audit Committee is included in the "Report of the Audit Committee" on page 56.

Governance Committee(2)
●
Assists the Board in implementation and oversight of our corporate governance policies. The Governance Committee identifies qualified candidates for the Board and recommends the individuals to be nominated by the Board for election as directors.

●	Develops and recommends to the Board our corporate governance guidelines.
●	Oversees the process for Board and committee evaluations.
●	Advises the Board on corporate governance matters, including with respect to the size, composition, operations, leadership, succession plans and the needs of the Board and its committees.
●
Oversees and monitors the effectiveness of the company's sustainability program, including strategy and key initiatives concerning environmental, social, and governance (ESG) matters, and annually reviews the company's Impact and Sustainability report.

●	Advises the Board and other committees regarding ESG risks and opportunities.

Human Capital Committee(3)
●	Assists the Board in oversight of our compensation and benefit programs, and related risks to support business plans, attract and retain key executives, and tie compensation to performance.
●	Establishes our general compensation philosophy, principles and practices.
●	Reviews and takes into consideration the results of any shareholder votes on executive compensation, including the results of the most recent shareholder advisory vote on executive compensation.
●	Evaluates and approves compensation and benefit plans.
●	Annually reviews performance and approves compensation of the CEO and other executive officers.
●	Reviews and recommends to the Board the form and amount of director compensation.
●	Oversees the company's development and implementation of, and monitors the effectiveness of, the company's policies and strategies relating to its human capital management function, including but not limited to talent management, inclusion and diversity, employee engagement and wellbeing, workplace environment and corporate culture, and employment practices.

Regulatory Compliance Committee(4)
●	Assists the Board in its oversight of regulatory, compliance, policy and legal matters and related risks and compliance with laws and regulations.
●	Monitors the effectiveness of our compliance efforts concerning applicable regulatory and legal requirements and internal policy.
●
Reviews and discusses with management any communication to or from regulators or governmental agencies and any complaints, reports and legal matters that raise significant issues regarding our compliance with applicable laws or regulations.

●	Reviews the political contributions of UnumPAC and Unum and oversees compliance with the company's Policy Statement on Political Contributions.
●	Monitors the investigation and resolution of any significant instances of noncompliance or potential compliance violations.

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BOARD AND COMMITTEE GOVERNANCE

Risk and Finance Committee(5)
●	Assists the Board in oversight of our investments, capital and financing plans and activities, including dividends and borrowings, and related financial matters and the associated risks. It also oversees our enterprise risk management activities and other risks not specifically allocated to another committee.
●	Monitors, evaluates and recommends to the Board capital and financing plans, activities, requirements and opportunities.
●	Oversees implementation of and compliance with investment strategies, guidelines and policies.
●	Authorizes material loans and investments of the company.
●
Oversees and receives reports concerning overall management of risks arising under the company's information security (including cybersecurity) and business resiliency (including disaster recovery and business continuity) programs.

●	Monitors, evaluates and makes recommendations regarding matters pertaining to our Closed Block segment, including long-term care business, that could have meaningful impact upon any of the matters for which the Risk and Finance Committee has oversight responsibility.
(1)All members of the Audit Committee meet the independence requirements of the SEC and the NYSE and our corporate governance guidelines. Ms. Cross and Messrs. Bunting and Keaney are "audit committee financial experts" under SEC regulations, and all members of the Audit Committee are "financially literate" as required by the NYSE.
(2)All members of the Governance Committee meet the independence requirements of the NYSE and our corporate governance guidelines.
(3)All members of the Human Capital Committee meet the independence requirements of the NYSE for directors and compensation committee members and our corporate governance guidelines and are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.
(4)All members of the Regulatory Compliance Committee meet the independence requirements of our corporate governance guidelines.
(5)All members of the Risk and Finance Committee meet the independence requirements of our corporate governance guidelines.
The Board’s Role in Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing management of the company’s risks. The Board is responsible for managing strategic risk, and it regularly reviews information regarding our capital, liquidity and operations, as well as the risks associated with each. The Risk and Finance Committee is responsible for oversight of the company’s enterprise risk management program, including financial risk, and operational risk, and receives a report on these activities at least quarterly. The Risk and Finance Committee is also responsible for overseeing risks associated with investments, capital and financing plans and activities, and related financial matters, including those pertaining to our Closed Block segment, and any other risks not specifically allocated to another committee for oversight. In addition, the Risk and Finance Committee oversees risks arising under our information security and business resiliency programs, including cybersecurity, disaster recovery, and business continuity risks, although other committees oversee cyber-related operational risks as necessary to carry out their responsibilities. The Audit Committee is responsible for oversight of financial risk and continues to fulfill its NYSE-mandated responsibility to discuss guidelines and policies with respect to the process by which the company undertakes risk assessment and risk management. The Human Capital Committee is responsible for overseeing the management of risks relating to our compensation plans and programs and, as more fully described below, receives an annual report from the company’s Chief Risk Officer about these risks. The Regulatory Compliance Committee oversees management of risks related to regulatory, compliance, policy and legal matters, both current and emerging and whether of a local, state, federal or international nature. The Governance Committee assists the Board in implementation and oversight of the company's corporate governance policies and advises the Board on corporate governance matters and risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks in addition to the risk information it receives directly.
For additional information on our enterprise risk management program, see "Risk Management" at page 55.

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BOARD AND COMMITTEE GOVERNANCE
Compensation Risk
Each year, the company’s Chief Risk Officer, in consultation with the Human Capital Committee, undertakes a risk assessment of our compensation programs and practices. This year’s process included the following steps:
•Review of the overall design and philosophy of the company’s incentive compensation programs, including any proposed changes;
•Receive reports from incentive program owners on risk assessment and management;
•Review and assessment of the 2023 annual incentive program and long-term incentive program performance measures for alignment with actual business results;
•Identification of fundamental principles to test, including the SEC’s non-exclusive list of situations where compensation programs may have the potential to raise material risks to the company;
•Assessment of the incentive programs in light of the company’s primary risks (as disclosed in the company’s 2023 Form 10-K) and the company’s annual financial and capital plans; and
•Review reports to the Human Capital Committee regarding incentive compensation programs.
Based on this assessment, the following conclusions were reached by the Chief Risk Officer and presented to the Human Capital Committee:
•The company’s incentive program targets, thresholds, caps, metric weightings and payout curves are effective control mechanisms;
•The incentive plans are balanced and align the long-term interests of stakeholders and management;
•Individual performance assessments, which evaluate leadership performance and expectations, are included in each employee's annual award determinations;
•The program’s goals are effectively balanced and consistent with the risk levels embedded in the company’s financial and capital plans; and
•All potential awards are subject to Human Capital Committee discretion, and the company has recoupment policies in place in the event of a material earnings restatement.
Accordingly, our Chief Risk Officer and the Human Capital Committee determined the company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the company, and the programs fall within the range of the company's risk appetite.
Oversight of Cybersecurity
The Risk and Finance Committee oversees the company's cybersecurity program, which includes controls and procedures for monitoring, reporting, managing, and remediating cyber threats and is designed to protect the confidentiality, integrity and availability of all data the company owns or possesses. The company's Chief Information Security Officer (CISO) manages the program, with collaboration across the company’s businesses and functions. The CISO makes quarterly reports to the Risk and Finance Committee about material cybersecurity risks, updates to the cybersecurity program, metrics that evaluate the effectiveness of the cybersecurity program, material cybersecurity incidents and remediation plans. The Risk and Finance Committee also receives timely reports from the CISO when there are significant cybersecurity incidents or updates to the company's cybersecurity risk assessment, which are also communicated to the full Board. The Audit Committee receives updates on significant cybersecurity incidents and plans as part of its oversight of the company's financial risks and in connection with its oversight of the integrity of the company's financial statements and related disclosures. The full Board also takes an active role in overseeing cybersecurity risk, including receiving updates twice a year from the CISO, one of which includes an annual report from the CISO that provides an overview of the status and effectiveness of our cybersecurity risk management program, and participating in cybersecurity incident tabletop exercises.

2024 UNUM GROUP PROXY STATEMENT	43

BOARD AND COMMITTEE GOVERNANCE
Impact and Sustainability
The Governance Committee oversees and monitors the effectiveness of the company's sustainability program, including environmental, social and governance strategies and key initiatives. The Governance Committee receives quarterly reports concerning progress against corporate sustainability priorities and reviews annually the company's Impact and Sustainability report prior to publication. In addition, other Board committees regularly discuss and oversee specific impact and sustainability-related matters within their areas of responsibility. For example, the Risk and Finance Committee reviews matters relating to responsible investments, the Human Capital Committee monitors the effectiveness of inclusion and diversity, corporate culture, employee engagement, and corporate social responsibility programs, and the Regulatory Compliance Committee discusses public policy matters. The full Board also seeks to understand investor and stakeholder expectations regarding these issues through annual shareholder outreach efforts in which the Chair of the Human Capital Committee participates.
Director Retirement Policy
Our bylaws do not allow any person to serve as a director beyond the date of the Annual Meeting of Shareholders immediately following his or her 75th birthday.
Compensation Committee Interlocks and Insider Participation
During 2023, Mses. DeVore, Egan and King and Messrs. Bunting, Kabat, and O'Hanley each served as a member of our Human Capital Committee. None of the members has served as an officer of the company, and during 2023 none of the members was an employee of the company. None of our executive officers served as a member of a board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Human Capital Committee.
Related Party Transactions and Policy
The Board has adopted a written policy concerning related party transactions. This policy covers any transaction in which the company was or is to be a participant and the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest. A "related party" means any of our directors, director nominees, executive officers, persons known to us to beneficially own more than 5% of our outstanding common stock, and any of their respective immediate family members, and any entity in which any of these persons has an interest as an employee, principal or 10% or greater beneficial owner or other material financial interest.
Prior to entering into a transaction that may be viewed as a related party transaction, the related party is responsible for notifying our general counsel of the facts and circumstances of the transaction. If the general counsel determines the proposed transaction is a related party transaction, it is submitted to the disinterested members of the Audit Committee for consideration at the next Committee meeting (or to the chair of the Committee if it is not practical to wait until the next meeting and the chair is not a related party to the transaction). The Committee considers all relevant facts and circumstances, including the benefits to the company, if the related party is an independent director or nominee, the potential effect of entering into the transaction on the director’s or nominee’s independence, any improper conflict of interest that may exist, the availability of other sources for the products and services, the terms of the transaction, and the terms available from or to unrelated third parties generally.
The transaction may be approved if it is determined in good faith not to be inconsistent with the best interests of the company and shareholders. Certain types of transactions are deemed to be pre-approved by the Audit Committee, including executive officer and director compensation arrangements approved by the

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Board of Directors or the Human Capital Committee, indemnification payments and any transaction between the company and any entity in which a related party has a relationship solely as a director, less than 10% equity holder, or employee (other than an executive officer), or all of these relationships.
The company has not engaged in any related party transactions since the beginning of 2023.
Codes of Conduct and Ethics
The Board has adopted a Code of Conduct establishing certain business practices and ethics applicable to all of our directors, officers and employees. Our Code guides employees on how to abide by the company's principles and access the resources available to address any ethical issues that arise. We provide online and toll-free access to report ethical issues confidentially, conduct annual training and offer self-service access to a variety of educational materials related to issues covered in our Code. The Board has also implemented a separate Code of Ethics applicable to our CEO and certain of our senior financial officers.
We expect all employees and officers of Unum to abide by the principles and policies set forth in our codes. Both of these codes are available on our investor relations website under the "Governance" heading at www.investors.unum.com. In the event we amend or waive any of the provisions of our codes applicable to our directors or executive officers, we intend to disclose them on this website to the extent required by SEC or NYSE rules.
Unum continuously strives to operate with the highest standard of excellence and fully understands that integrity and trust are central to all we do to support our customers and employees. This commitment was recognized externally for a fourth consecutive year, as Unum was named one of the World's Most Ethical Companies by Ethisphere®, a global leader in defining and advancing corporate ethical standards. In addition, Unum engaged Ethisphere to conduct a comprehensive review of Unum's ethics and compliance program, evaluating the program against regulatory guidelines, industry best practices, and other benchmarks. Unum earned Ethisphere’s Compliance Leader Verification for 2023 and 2024, which recognizes organizations with an outstanding commitment to achieving a best-in-class ethics and compliance program.

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OTHER GOVERNANCE MATTERS
Other Governance Matters
Shareholder Engagement
In line with our commitment to open communication and transparency, a robust shareholder engagement process occurs throughout the year.

Our investor relations team maintains an open dialogue with the financial community, including our current shareholders. Quarterly earnings reports provide an opportunity to update the financial markets on the most recent financial results as well as strategy, capital management plans, and our outlook. The day after each quarterly earnings release, our executive management team, including the CEO and CFO, hosts a conference call with the investment community with prepared comments on our results as well as a question and answer session.

The investor relations team and executive management regularly participate in several financial services related conferences hosted by sell-side analysts or investment banking firms. During these sessions, we communicate with investors and shareholders, as well as investment analysts, in small group sessions and/or through management presentations. We also reach out to existing and prospective shareholders over the course of each quarter. Investors and shareholders are also invited to contact the investor relations team directly with questions regarding the company’s results and strategy.

In the late summer and early fall, representatives from our investor relations, legal and human resources teams invite our top shareholders to engage with us on our business, corporate governance and executive compensation practices, as well as to learn about any other topics that are important to our shareholders. During 2023, we contacted shareholders who represented approximately 82% of our shares held by institutions. Five shareholders, representing approximately 34% of our outstanding institutional shares, accepted our invitation for engagement. Our independent Human Capital Committee Chair joined three of these meetings. Shareholders representing approximately 8% of our outstanding institutional shares responded that a meeting was not necessary. Overall, these communications promote greater engagement with our shareholders on various corporate governance issues and provide a forum to share perspectives on our policies and practices. We also extended an invitation for engagement with two proxy advisory firms. Both firms declined a meeting indicating that they had no questions or overriding concerns with our corporate governance and executive compensation practices.

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During the winter, we review the feedback we received during the shareholder meetings with both our Governance and Human Capital Committees, as well as with the full Board, and use it to enhance proxy disclosures and consider any recommended governance and compensation changes prior to the next Annual Meeting. Following our Annual Meeting in the spring, we review our shareholder voting results, consider compensation and governance trends and current best practices, and conduct follow-up meetings with shareholders to address any issues.

The company historically holds outlook meetings to discuss our financial and capital plans and to update the financial community on our strategy. Most recently, the company held an outlook meeting on January 31, 2024; presentation materials related to that meeting may be found on the company's investor relations website under the "News & Events" heading at www.investors.unum.com or on the SEC’s website at www.sec.gov.
For additional information on feedback we received from our shareholders during our outreach efforts, refer to page 7.

2024 UNUM GROUP PROXY STATEMENT	47

OTHER GOVERNANCE MATTERS
Impact and Sustainability
We provide a critical financial safety net for millions of people, a fact that drives us to deliver for those who count on us. This focus on doing the right thing guides our approach to sustainability and social responsibility. Unum has a long tradition of engaging with shareholders, customers, employees, suppliers and communities on these and related matters.
The Governance Committee of the Board provides oversight and guides the company's sustainability strategy and initiatives. Over the last few years, we have continued to strengthen and mature our management and disclosure of environmental, social and governance matters, and to evaluate and address emerging risks to our business, including climate change and increased regulatory focus on key issues. We also continue to evolve our inclusion and diversity strategy and refine our approach to integrating environmental, social and governance factors into our investment decisions. In addition to these targeted efforts, we remained focused on providing meaningful opportunities for engagement with our key stakeholders on these matters.
In 2023, Unum made a number of advances in our impact and sustainability-related efforts:
•We were awarded the Compliance Leader Verification designation by Ethisphere® following the assessment of our Compliance and Ethics program. In 2024, Ethisphere also recognized Unum for the fourth consecutive year as one of the World’s Most Ethical Companies.
•Through our investment portfolio, we hold nearly $3 billion of responsible investments that have a societal or environmental impact in areas such as education, infrastructure, healthcare and affordable housing, and renewable energy projects.
•We conducted scenario modeling and testing on key issues and potential risks to the company.
•We provided $14.7 million to support communities in the markets we operate.
Our corporate sustainability strategic framework helps create long-term value for stakeholders by implementing business strategies that focus on social, environmental, governance, and economic dimensions of doing business. Our strategic framework focuses on three areas where we believe Unum can add both societal and business value:
•Inclusive products and services;
•Responsible investment decisions; and
•Reducing our impact on the environment.
By implementing business strategies that align impact and sustainability issues with key economic drivers, we strive to create long-term value for investors, customers and our employees while benefiting our suppliers and the communities in which we operate.
A more comprehensive discussion of our efforts and progress is published annually in our Impact and Sustainability Report, which is available at www.unumgroup.com/esg.
Good Governance and Responsible Business
We work to maintain a sound governance framework rooted in a culture of integrity and responsiveness to the long-term interests of our shareholders. Shareholder perspectives are valued by the Board and management as they consider the current governance landscape and shape our practices to keep pace with, if not stay ahead of, best practices. We list many of our governance practices on page 8.

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This commitment to good governance was recently recognized externally, as Unum was named one of the World's Most Ethical Companies by Ethisphere®, a global leader in defining and advancing corporate ethical standards. This is our fourth consecutive year receiving this honor.

RESPONSIBLE INVESTING
Investment decisions on our $46 billion portfolio represent a significant component of our societal and environmental impact. Intensive research, disciplined processes and focused portfolio construction are foundational to our commitment to responsible investing. Our philosophy is to deliver consistent long-term investment returns while keeping risks at appropriate levels so we can deliver on our promises to policyholders and stakeholders.
We strive to be responsible stewards of our assets within a framework of strong governance and transparency while also positively impacting our communities. This includes:
•Being a signatory to the United Nations Principles for Responsible Investment, a step that we believe demonstrates our commitment to expanded disclosure and an investment approach that more formally integrates environmental, social and governance (ESG) factors into our decisions.
•Holding nearly $3 billion of investments that have a societal or environmental impact in areas such as education, infrastructure, healthcare, affordable housing, and renewable energy projects.
Our research analysts have a strong understanding of the companies in which we invest and strive to take into account all relevant factors that contribute to informed investment decisions. Our internal ESG scoring covers approximately 96% of assets under management including our U.S. investment grade and high-yield corporates, U.K. investments, municipal and sovereign bonds, private placements, commercial mortgage loans and mortgage-backed securities.
PRIVACY AND CYBERSECURITY
We take our responsibility for privacy and security of the information our customers share with us seriously. Through our cybersecurity program, we constantly watch for threats to our systems and make real-time adjustments to our defenses to protect customer data and minimize service disruptions. We identify and assess cybersecurity risks on an ongoing basis by maintaining a cybersecurity program that involves a defense-in-depth approach with multiple layers of security controls to protect our environment. We have invested in and deployed a security operating model involving people, processes, and technology that is designed to protect against potential and known cybersecurity risks and threats. Key features of our cybersecurity program include:
•A global incident management team, comprised of executive and senior management-level personnel, that is responsible for oversight of our business resiliency and cybersecurity incident response programs;
•One or more annual cybersecurity incident response tabletop exercises with senior management and third-party experts to test our incident response plan and enhance our readiness for a potential cybersecurity incident;
•An annual cybersecurity risk assessment to evaluate our cybersecurity program and related controls, which follows the guidelines published by the National Institute of Standards and Technology (NIST);
•An annual System and Organization Controls 2 Type 2 examination of certain cybersecurity controls conducted by a third-party, and with additional third parties engaged, as needed, to perform risk assessments, penetration testing, and other services related to cybersecurity; and
•Annual employee training programs on information security, and cybersecurity practices and protection of data against cyber threats, as well as regular employee phishing awareness campaigns.

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OTHER GOVERNANCE MATTERS
RESPONSIBLE PRODUCTS AND ACCESS TO FINANCIAL PROTECTION BENEFITS
We help millions of people gain affordable access to disability, life, accident, critical illness, dental and vision benefits through the workplace — benefits that help them protect their families, their finances and their futures. We are focused on understanding and anticipating the evolution of the workforce so that the financial protection we provide aligns with emerging needs.
We participate in public policy discussions on a variety of issues related to our business and industry. One of our primary areas of focus is advocating for greater access to financial protection benefits for workers and their families in the U.S. and U.K. This issue continues to grow in significance as governmental revenue and funding for public safety net initiatives has declined.
Our engagement in these issues includes:
•Funding research on disability trends, the economic impact of financial protection benefits and consumer insurance purchasing habits;
•Providing expertise to federal and state agencies related to disability benefits; and
•Active participation in industry associations such as the American Council of Life Insurers.
Through engagement with legislators and other public officials at the state and federal level, we educate policymakers on the importance of making financial protection benefits widely available and easy to enroll in. We report on our public policy activities at www.unum.com/about/responsibility/public-policy. We received a score of 92.9 for political disclosure and accountability in the 2023 CPA-Zicklin Index of Corporate Political Disclosure and Accountability, which identified us as a “Trendsetter.”
We monitor overall satisfaction through our customer relationship surveys and at key touchpoints during interactions with Unum. We continue to make investments in technology and our people to enhance the experience of our customers, and our goal is to continue delivering the best experience for those who rely on us for their employee benefit needs.
Social Impact
Engaging with our employees and community partners represent key pathways to creating better places to live and work.
OUR CULTURE AND PEOPLE

WORKPLACE EXCELLENCE
Workplace Recognition	Opportunity for All	Health & Wellbeing
Earned designation as a Great Place to Work for the fifth year in a row	Our commitment to an equitable culture led us to be recognized as a leading employer for multicultural women, LGBTQ+ individuals, and people with disabilities (see page 54)	Recognized as a Best Employer for Excellence in Health & Wellbeing
The wellbeing of our employees is one of our top priorities and starts with a dynamic and welcoming workplace that embraces inclusion, fosters collaboration and encourages employees to bring their best ideas to work every

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day. Our workspaces are designed to inspire collaboration and innovation, and modern food services and fitness amenities promote greater wellbeing for employees.
We're also committed to providing the flexibility our employees need to thrive. Our hybrid workplace strives to capitalize on both the benefits of in-person interactions that happen at our offices and the flexibility of working from home. We continue to evolve our hybrid approach to strike the right balance between in-office and remote work to best support our customers and each other.
To support work-life balance, we provide access to benefits and resources that employees need to enhance their health and wellbeing. We offer comprehensive health plans, annual screenings and onsite fitness centers at our primary facilities, and programs that educate employees and help them manage chronic health issues, as well as generous retirement benefits. Mental health resources for employees and wellbeing benefits such as online fitness classes and home office-based counselors help employees address some of today's most prevalent challenges. In 2023, we expanded our parental leave program in the U.S. to eight weeks of paid leave (an increase from six weeks) for parents of newborns, or children placed through surrogacy, adoption or foster care.
Our company has a strong focus on training and professional development. All employees participate in an annual curriculum of training on our Code of Conduct (which covers a variety of topics including ethics, anti-harassment, regulatory compliance and our business practices), privacy, and information security. We also provide employees and managers a variety of training and development programs tailored to their specific roles and support the professional development of our employees through our tuition assistance program.
Through engagement surveys and regular pulse checks, we monitor corporate culture and develop action plans to drive improvement in specific areas. We also seek feedback from employees through these surveys, employee town halls and other opportunities. High participation in these efforts has allowed us to track measurable improvements in engagement, inclusion and diversity and other key metrics over time.
These and other steps have helped to attract and retain talent and prepare our employees to deliver best-in-class customer service. We’re also proud to have been recognized as a great place to work by several independent organizations and we will continue to make investments in our people and our culture to create a world-class workplace.
INCLUSION AND DIVERSITY

COLLECTIVE IMPACT
Equitable Culture	Disability Inclusion	Advocacy
Named a Best Place to Work for LGBTQ+ workplace inclusion on the Corporate Equality Index	Named a Best Employer for Diversity by Forbes	Named by Stonewell as a Diversity Champion
Each employee’s unique perspective, experience and background equips us to better serve our customers, communities and each other. This diversity of thought fosters innovation, which is crucial to our success. To optimize our diversity of thought, we foster a workplace culture where employees can be authentic and see themselves in the daily work of our business.

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OTHER GOVERNANCE MATTERS
Our commitment starts at the top with our CEO and senior leadership team, who incorporate strategies and actions related to inclusion and diversity of thought into their individual performance plans. In 2023, Unum delivered on key priorities outlined in the company's second year of a two-year inclusion and diversity strategic plan to drive our collective responsibility for inclusion and diversity. Our strategy focused on three key pillars that accelerate diversity of thought: Equitable Culture, Inclusive Teams, and a Representative Workforce. This approach is centered around employee-led groups unified through an Inclusion Network that works with the Office of Inclusion & Diversity (I&D) to set enterprise priorities. The Office of I&D also partners with the Inclusion Network and business areas areas to lead integrated and systemic initiatives that strengthen our culture of belonging. Introduced in 2023, the Inclusion Business Champions are new roles in the Inclusion Network, representing each business area. Inclusion Business Champions work with business leaders and staff from the Office of I&D to incorporate our efforts within the business areas. Throughout the year, the Office of I&D produces employee-centered programming, such as enterprise and Employee Network events, heritage commemorations communications, and trainings that focus on the power of allyship, understanding unconscious bias and the benefits of inclusion in the workplace.
Striving for greater diversity of thought is a core workplace value. As a company, we will continue to engage in the conversations necessary to make progress, while always remaining respectful and empathetic. Our success is dependent on our capacity to attract, nurture, and retain a diverse array of top-tier talent. We are unwavering in our dedication to incorporating inclusive recruitment strategies throughout the entire organization. We routinely conduct thorough reviews of our selection process, making necessary adjustments to foster inclusivity at every stage. Our partnerships with various inclusive organizations and associations underscore our dedication to fostering diverse hiring practices at all organizational levels.
POSITIVELY IMPACTING OUR COMMUNITIES

COMMUNITY OUTREACH
$14.7 Million	Our Caring Spirit	94,000+ Hours
Contributed to charitable causes in 2023	The CEO Community Award – A Caring Spirit – is our highest level of recognition to honor employees who make a positive societal impact	Volunteered by employees to support our communities
We’re dedicated to building stronger communities in the places where we live and work. Through financial gifts and employee volunteering, we partner with community organizations to create equitable opportunities for education and workforce development and promote healthier communities. We provide paid time off for employees to volunteer at company-sponsored activities and match employee giving to qualified organizations. Through these efforts, we support a variety of local charities every year.
In recognition of our 175th anniversary in 2023, we awarded three $175,000 commemorative grants to community organizations in Chattanooga, Tennessee, Columbia, South Carolina, and Portland, Maine, that impact the health and well-being of those around us. Smaller commemorative grants in support of community organizations in Atlanta, Georgia, Baton Rouge, Louisiana and Worcester, Massachusetts, were also made. Last year, we also made charitable donations totaling $200,000 to organizations in Maine in support of response to tragic events in Lewiston, Maine.
In addition to financial support, employees volunteered their time in support of numerous organizations across the U.S., U.K., Poland and Ireland.

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OTHER GOVERNANCE MATTERS
Environmental Impact
Unum Group’s environmental management includes participating in initiatives to reduce our carbon footprint, waste, water use and more. We seek to continuously improve the way that we operate our business to minimize our environmental impact. Our main direct impact on the environment is through our facilities.
Through a variety of efforts, we strive to understand and effectively manage our impact on the environment. Within our facilities, we have made significant strides in several areas to measure our impact and improve efficiencies to reduce our carbon footprint, including driving energy efficiencies, paper reduction and more efficient use of space. The use of videoconferencing and remote access technologies limit employee travel between our various locations. Ongoing employee education and engagement is key to these efforts.

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OTHER GOVERNANCE MATTERS
External Recognition
Our commitment to impact and sustainability issues has been validated by several independent organizations through various workplace, governance and ethics recognition programs, including the below.

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OTHER GOVERNANCE MATTERS
Risk Management
Effectively taking and managing risks is essential to the success of our company. To facilitate this effort, we have a formal enterprise risk management (ERM) program, with the following key framework components:
•Risk-aware culture and governance
•Risk appetite policy
•Risk identification and prioritization
•Risk and capital modeling
•Risk management activities
•Risk reporting
The ERM program is managed by the company's Chief Risk Officer (CRO) and overseen by an executive risk management committee on which the CRO sits as a member and chairs. The CRO is supported by management committees that are responsible for identifying, measuring, reporting, and managing risks within their respective areas, consistent with our ERM framework. The CRO maintains a direct line of communication with the Risk and Finance Committee of the Board, which reviews and approves the company’s risk appetite policy as part of its responsibilities. The risk appetite policy defines the company’s approach to risk taking and guides decision-making as to the amount and types of risks we assume in fulfilling our purpose and advancing our strategy. In quarterly reports to senior management and the Risk and Finance Committee, as well as to the Audit Committee to aid its discussions on how the company undertakes risk assessment and risk management, the CRO summarizes our primary risk exposures (both existing and emerging) and assesses them against the limits and tolerances defined in our risk appetite policy. Additionally, the company’s internal audit team conducts objective assurance and advisory audits of key areas of risk, the results of which are also reported to and discussed with the Audit Committee on a quarterly basis. The Board of Directors is responsible for the oversight of strategic risk and regularly reviews information regarding our capital, liquidity, and operations, as well as the risks associated with each, including as part of annual business and financial plans that are reviewed with and approved by the Board.
We assess key risks, including how they affect us and how individual risks interrelate, to effectively manage our risks. We use qualitative and quantitative approaches to assess existing and emerging risks and to develop mitigating strategies to limit our exposure to both. We utilize stress testing and scenario analysis for risk management and to shape our business, financial, and strategic planning activities. Stress testing and scenario analysis are key components of our ERM program and play an important role in monitoring, assessing, managing, and mitigating our primary risk exposures, which we evaluate over multiple time horizons.
Risk identification and prioritization is an ongoing process, whereby we identify and assess our risk positions and exposures, including notable risk events. Additionally, we identify emerging risks and analyze how significant future risks might affect us, and consult with outside advisors and experts to help us anticipate future threats and trends.

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REPORT OF THE AUDIT COMMITTEE
Report of the Audit Committee
The Audit Committee (in this report, the "Committee") is appointed by the Board of Directors and operates under a written charter adopted by the Board, a copy of which is available on the company’s investor relations website under the heading "Governance" at www.investors.unum.com. The Committee is comprised solely of independent directors who meet the independence requirements of the SEC and the NYSE. All members of the Committee are "financially literate" as required by the NYSE, and the Board has determined that three of the current members, Theodore H. Bunting, Jr., Susan L. Cross, and Timothy F. Keaney, are "audit committee financial experts" under SEC regulations. In September 2023, in connection with new committee assignments for certain members of the Board, Theodore H. Bunting, Jr. and Gale V. King became members of the Committee and Susan D. DeVore rotated off the Committee.
The primary purpose of the Committee is to assist the Board in its oversight of the:
•Integrity of the company’s financial statements and related disclosures;
•Effectiveness of the company’s internal control over financial reporting;
•Compliance by the company with legal and regulatory requirements;
•Qualifications, independence and performance of the company’s independent auditor;
•Responsibilities and performance of the company’s internal audit function; and
•Financial risks of the company.
The Committee is also responsible for discussing guidelines and policies for how the company undertakes risk assessment and risk management. The Committee receives regular enterprise risk management (ERM) reports presented to the Risk and Finance Committee, as well as the Own Risk and Solvency Assessment (ORSA) summary report. The ORSA summary report provides strong evidence of the strengths of the company’s ERM framework, measurement approaches, key assumptions used in assessing our risks, and prospective solvency assessments under both normal and stressed conditions.
Management is primarily responsible for the preparation, presentation and integrity of the company’s financial statements and for the reporting process, including the establishment and effectiveness of the company’s internal control over financial reporting. The company’s independent auditor is responsible for performing an independent audit of the financial statements and of the effectiveness of the company’s internal control over financial reporting in accordance with auditing standards promulgated by the Public Company Accounting Oversight Board (PCAOB). The independent auditor reports directly to the Committee, which is responsible for the appointment, compensation, retention and oversight of the work performed by the independent auditor.
The Committee met eight times during 2023. The Committee regularly held executive sessions and met separately with its independent auditor, Ernst & Young, and with the internal auditors without management present.
In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management and the independent auditor matters relating to the company’s accounting and financial reporting processes, including the internal control over financial reporting; reviewed and discussed with management and the independent auditor the company’s annual and quarterly financial statements and related disclosures in reports filed with the SEC; preapproved all audit services and permissible non-audit services performed by the company’s independent auditor; reviewed and discussed with management the responsibilities and performance of the internal audit function; discussed with management policies relating to risk assessment and risk management, as well as specific financial risks; and obtained and reviewed reports concerning the company’s policies and procedures for maintaining compliance with legal and regulatory requirements. In carrying out this responsibility, the Committee also monitors whether there is appropriate external and internal auditor focus each year on the company’s IT

56	2024 UNUM GROUP PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE
environment and controls, which in 2023 included internal audit plan coverage of data governance and protection (including cybersecurity) as a key audit theme, and information security and privacy risk as a common scope element of all audits, as well as an annual SOC 2 assessment.
The company’s internal audit function, under the direction of the chief auditor, reports directly to the Committee, which is responsible for the oversight of the work performed by the internal auditors. The internal auditors are responsible for, among other matters, conducting internal audits designed to evaluate the company’s system of internal controls. The Committee received regular status reports from the internal auditors concerning the overall scope and plans for their audits. The Committee met with the internal auditors, with and without management present, to discuss their audit observations and findings, management’s responses, and their evaluation of the effectiveness of the company’s internal control over financial reporting.
The Committee reviewed and discussed with management the company’s audited financial statements for the year ended December 31, 2023, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and assumptions that could impact the amounts reported in the company’s financial statements, and the clarity of disclosures in the financial statements. The Committee reviewed and discussed with the independent auditor the overall scope and results of the independent audit and its judgments of the quality and acceptability of the company’s accounting principles. The Committee also engaged in discussions with management and the independent auditor concerning, among other matters, any updates to reserve assumptions and related reserve levels across all major business lines, which are presented to the Committee each year. The Committee discussed with the independent auditor the matters required to be discussed by applicable standards of the PCAOB and the Commission. Under PCAOB standards requiring discussion of critical audit matters (CAMs) in auditor reports, the independent auditor discussed with the Committee a CAM relating to the company's liability for future policy benefits related to long-term care insurance contracts, which is described in the independent auditor's report on the company's 2023 financial statements. During 2023, the Committee also met and regularly discussed with management and the independent auditor emerging accounting and disclosure standards and associated implementation plans, including Accounting Standard Update 2018-12 issued by the Financial Accounting Standards Board. The Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence. In addition, the Committee discussed with the independent auditor matters relating to its independence, including consideration of whether the independent auditor’s provision of non-audit services to the company is compatible with the auditor’s independence.
Each year, the Committee evaluates the performance of its independent auditor, including the senior audit engagement team, and considers whether to retain the current independent auditor or consider rotating the engagement to a different audit firm. In doing so, the Committee takes into consideration a number of factors, including the professional qualifications of the firm and the lead audit partner, the quality and candor of the firm’s communications with the Committee and the company, the firm's commitment to audit quality, and evidence supporting the firm’s independence, objectivity, and professional skepticism. The Committee also reviews and discusses with its independent auditor PCAOB inspection reports of the firm. The Committee and its chair are also directly involved in the selection of the independent auditor's lead engagement partner, who is required to rotate off the engagement after five years of service. The current lead engagement partner assumed this role earlier this year and Committee members held discussions with the exiting partner, the current lead engagement partner (at that time, a candidate), and company management concerning the candidate's experience and qualifications for the role.
Based on its evaluation, the Committee has determined that the continued retention of Ernst & Young to serve as the company’s independent auditor is in the best interests of the company and its shareholders. Accordingly, the Committee appointed Ernst & Young as the company’s independent auditor for 2024. Ernst & Young has served as the company’s independent auditor since the merger of Unum and Provident in 1999, and before that served at various times as the independent auditor for the company and certain predecessor companies.

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REPORT OF THE AUDIT COMMITTEE
Although the Committee has sole authority to appoint the independent auditor, the Committee recommended that the Board of Directors seek shareholder ratification of the appointment at the Annual Meeting as a matter of good corporate governance.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the company’s audited financial statements for the year ended December 31, 2023 be included in the company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee
Timothy F. Keaney, Chair
Theodore H. Bunting, Jr.
Susan L. Cross
Gale V. King

58	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
In this section, we provide an overview of our compensation philosophy and processes, and explain how the Human Capital Committee of our Board (referenced throughout this section as the "Committee") arrived at its compensation decisions for the below named executive officers (NEOs) for 2023.
•Richard P. McKenney, President and Chief Executive Officer
•Steven A. Zabel, Executive Vice President, Chief Financial Officer
•Lisa G. Iglesias, Executive Vice President, General Counsel
•Timothy G. Arnold, Executive Vice President, Voluntary Benefits and President, Colonial Life
•Michael Q. Simonds, Former Executive Vice President, Chief Operating Officer

In early January 2024, Mr. Simonds notified the company of his resignation, effective February 9, 2024.

2024 UNUM GROUP PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS

Business and Performance Review
2023 Performance
Unum’s purpose of helping the working world thrive throughout life’s moments is a north star that guides our actions every day. As a leading provider of financial protection insurance benefits in the U.S., U.K. and Poland, we protect nearly 45 million individuals and their families during the financial hardships that can occur in the event of illness, injury or loss of life. We also partner with 174,000 employer clients that manage workplace wellbeing and regulatory challenges in today’s quickly evolving workplace.
In 2023, Unum continued to deliver strong earnings and growth. After-tax adjusted operating earnings were $1.5 billion as the company saw a double-digit increase in sales and strong earned premium growth, both compared with 2022 results. Demand for our products and services remained robust as new digital capabilities enhanced the customer experience and streamlined administration for employer clients. Claims experience continued to largely return to historic levels in most of our product lines. The company also benefited from strong employment, wage inflation and favorable interest rates as these macro-economic trends largely continued from 2022.
These results, along with our ability to steadily generate strong cash flow, help us accelerate growth by funding ongoing reinvestment in our business and supporting our ability to take advantage of strategic opportunities that may arise — all while returning capital to shareholders.
Below are key financial performance measures from 2023. Additional measures, including those we use for annual and long-term incentive decisions, can be found beginning on page 66.

(1)After-tax adjusted operating results and book value per share, excluding AOCI, are non-GAAP financial measures. Information about the non-GAAP financial measures used in this proxy statement is set forth in “A Note About Non-GAAP Financial Measures” on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to Appendix A of this proxy statement.
(2)Assuming dilution.
(3)Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the ASU 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date.

60	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Operating Highlights
By living our purpose, we are laser-focused on meeting the needs of our customers. In 2023, Unum paid $7.9 billion in benefits to people facing illness, injury or loss of life. Satisfaction metrics measuring our engagement with customers and partners increased throughout the year as we implemented new service and support capabilities across the enterprise.
We have transformed our business over the last several years through significant investments in our digital capabilities. By investing in technologies that keep us apace with evolving customer expectations, we have continued to separate ourselves from the competition and seize opportunities in the marketplace. These technologies create new digital experiences for customers, automate and modernize business processes, track key metrics, deliver new products and services to market faster, and improve customer satisfaction. Through our efforts to continuously improve, we strive to enrich the experience for our customers and enhance the effectiveness of our people.
Our well-diversified portfolio delivers consistent investment income. Due to the nature of our business, we invest in long-term securities focusing on asset liability management and sound risk management. In 2023, our portfolio performed well in a volatile interest rate environment.
Long-Term Care Performance
The same discipline that allows our core franchise to be successful also benefits our long-term care (LTC) business. LTC is part of our Closed Block that consists of policies that we continue to service and support, but no longer actively market. We manage this block with a combination of rate increases, risk management, tailored investment strategy and ongoing monitoring of emerging experience to inform updates to our reserve liability assumptions and appropriate capital levels.
Following an examination of one of our Maine-domiciled insurers, in 2020 the Maine Bureau of Insurance required us to establish additional LTC statutory reserves, permitting this to be done over a period of seven years. We completed the recognition of these additional required reserves at the end of 2023, ahead of schedule, and view this action as further increasing margin over our best estimate assumptions. Our actions have provided a strong capital position behind the business, which has mitigated the need for future contributions under current assumptions.
We continue to take actions, such as those described above, to provide for the long-term stability of this block and promote transparency for our shareholders and customers.
Capital Generation for Shareholders
Because of our strong financial performance, we generated premium growth and strengthened our capital position in 2023, allowing us the opportunity to deploy capital in a number of ways.
•We invested in our people, products and technology to drive growth.
•We paid out more than $277 million in dividends, or $1.39 per share.
•We purchased $252 million worth of our shares.
Our credit ratings are reflective of a strong balance sheet, favorable operating results, and a highly respected brand in the employee benefits market. In 2023, we received upgrades to our financial strength and debt ratings from two key credit agencies, a noteworthy validation of our capital management and growth plans.

2024 UNUM GROUP PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS

Total Shareholder Return
Unum delivered robust value to shareholders in 2023 as we continued to outpace the performance of many peers. The company accelerated growth through increased demand for its products and services, highlighted by double-digit sales growth, healthy increases in premium income and strong persistency in our core operations. Record after-tax adjusted operating earnings per share illustrated Unum’s disciplined approach to pricing and balanced expense management, while our ability to generate substantial excess capital provided financial flexibility to invest in growth initiatives, fund long-term needs in our Closed Block segment and increase the level of capital returned to shareholders.
Based on our strong operational and financial results over the last few years, we believe Unum is an attractive investment for shareholders. Total shareholder return for the year was ahead of our industry benchmark and proxy peer group at nearly 14% (see below). Over the longer term, Unum has continued to excel in returning value to shareholders, in part through steady growth in book value per share (excluding AOCI) and premium income over the last several years, and increasing dividend payments and share repurchase activity. Macro-economic factors, such as strong employment, wage inflation and high interest rates, are beneficial for our business, and we believe will continue to drive greater recognition of our value to investors.
In addition to our core operations, our Closed Block segment primarily consists of long-term care (LTC) policies and older individual disability policies that Unum continues to service and support. After agreeing to increase LTC statutory reserves over a multi-year period starting in 2020, we accelerated these planned contributions and completed the recognition of these additional required reserves at the end of 2023. Through these and other steps, we have provided a strong capital position behind the business, which has mitigated the need for future capital contributions under current assumptions.
We believe this, combined with our market-leading positions, history of consistent execution, strong demand for our products and services, favorable business environment, capital strength, and strategy of prioritizing funding of growth initiatives, makes Unum an excellent long-term investment.

TOTAL SHAREHOLDER RETURN				CORE OPERATIONS PREMIUM GROWTH (Billions)	BOOK VALUE PER SHARE (Excl AOCI)(1)
	1 Year	3 Year	5 Year
Unum	13.7%	120.7%	89.5%
Proxy Peer Group	9.1%	46.1%	79.5%
S&P Life & Health Index(3)	4.6%	57.8%	76.0%
S&P 500	26.3%	33.1%	107.2%
(1)    Non-GAAP financial measure, see Appendix A for reconciliation.
(2)    Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the ASU 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date.
(3)    S&P 500 Life & Health Insurance Sub Industry Index.

62	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2023 Say-on-Pay Vote and Shareholder Outreach

Our 2023 proposal to approve executive compensation received 94% support. In 2023, as in prior years, we invited our top shareholders, representing approximately 67% of outstanding shares and 82% of shares held by institutions, to engage with us on business, governance, and compensation matters. Five shareholders, representing approximately 34% of our outstanding institutional shares, accepted our invitation for engagement, and we met with each of them. Our independent Human Capital Committee Chair joined three of the meetings. Another six shareholders, representing approximately 8% of our outstanding institutional shares, responded that a meeting was not necessary.

Overall, the shareholders we spoke with generally had favorable comments about our compensation practices and programs, which is also evidenced by our most recent say-on-pay vote results (approximately 94% in 2023, 95% in 2022 and 92% in 2021). We also received positive feedback on other governance matters, which are detailed on page 7.
We extended an invitation for engagement with two proxy advisory firms. Both firms declined a meeting indicating that they had no questions or overriding concerns regarding our executive compensation program.
Overall, shareholders appreciated the opportunity to engage in these discussions. They also appreciated the company’s willingness to consider their input on both executive compensation and governance practices. We are committed to continuing our shareholder engagement efforts in the future.
Compensation Program Structure
Our executive compensation philosophy is to reward performance that helps us achieve our corporate objectives, increase shareholder returns, attract and retain talented individuals, and promote a culture of ownership and accountability in the company. We do this by:
•Offering base salaries that reflect the competitive market as well as the roles, skills, abilities, experience, and performance of employees;
•Providing incentive opportunities for all employees based on the achievement of corporate and individual performance goals; and
•Aligning the interests of management and shareholders by offering long-term cash and equity awards that are performance-based and requiring senior officers to own and retain a specified value of shares. Our long-term incentive awards are granted in the current year based on performance from the prior year
(i.e., awards granted in 2023 were based on 2022 performance; see the Long-Term Incentive section below for additional details).

2024 UNUM GROUP PROXY STATEMENT	63

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Pay
There are five primary elements of pay in our 2023 executive compensation program, which are summarized in the following table.

	BASE PAY	SHORT-TERM	LONG-TERM		RETIREMENT & WORKPLACE BENEFITS
		ANNUAL INCENTIVE(1)	CIUs(1)	RSUs
Primary Purpose	Reflects the market for similar positions as well as individual skills, abilities & performance	Rewards short-term performance	Rewards long-term performance, aligns interest with stockholders & promotes a culture of ownership and accountability		Addresses health, welfare & retirement needs
Performance Period	N/A	1 year	3 years prospective	1 year (vests over 3 years)	N/A
Form	<--------------- Cash --------------->			Equity	N/A
Payment/Grant Date	Ongoing	<----- In March based on prior year performance ----->			Ongoing
(1)For details on specific performance measures see "Annual and Long-Term Incentive Programs" below.

Those pay elements that are "at risk," or contingent upon individual or corporate performance, are noted in the charts below. A substantial majority of our NEOs' targeted total direct compensation (fixed salary and variable annual and long-term incentive awards) is at risk. This design creates an incentive for achievement of performance goals (short- and long-term) and aligns the interests of our executives with those of our shareholders. In 2023, 92% of Mr. McKenney’s targeted total direct compensation was at risk. For the remaining NEOs, an average of 78% of their aggregate targeted total direct compensation was at risk.

64	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Components of Executive Compensation
Base Salary, Annual and Long-Term Incentives
Salaries for our NEOs are established based on their position, skills, experience, responsibilities, and performance. Competitiveness of salary levels is assessed annually relative to the median of salaries in the marketplace using the benchmarking sources noted beginning on page 80 for similar executive positions. Adjustments may be considered for factors such as changes in responsibilities, individual performance, and/or changes in the competitive marketplace.
Annual and long-term incentive targets are set based on consideration of each NEO’s current target, the median of the appropriate comparator group, and each NEO's target relative to the other NEOs given their respective levels of responsibility. For purposes of determining the amount of annual incentive and long-term incentive awards for our NEOs, the Committee establishes a target amount as a percentage of each executive’s salary, except that the long-term incentive target is set as an absolute dollar amount for the CEO.
At its February 2024 meeting, after consideration of company and individual performance during 2023, each executive's responsibilities, tenure and market data, the Committee established our NEOs' base salaries and annual and long-term incentive targets for 2024 as outlined in each NEO's Performance Assessment and Highlights summary beginning on page 74. The Committee believes the 2024 compensation decisions position each NEOs' targeted total direct compensation within an appropriate range of the market median given the executive's performance and tenure in his or her current position.
Individual Performance Evaluations
Individual performance is evaluated by the Committee against each NEO's goals and metrics, specific to his or her respective business area. These goals and metrics are set in the beginning of the year and include the following performance categories:
•Business and financial objectives the Board approved for the company;
•Strategic objectives by business area;
•Talent management initiatives;
•Building a culture of inclusion and diversity; and
•Operational effectiveness and efficiency.
EVALUATION CRITERIA
In evaluating how effectively the NEOs met their goals, the Committee considers:
•Company performance;
•For the CEO, the Board’s assessment of his performance, as well as his self-assessment;
•For NEOs other than the CEO, the performance assessments of the NEOs as completed by the CEO. The performance assessment is based on a combination of performance feedback from the NEO's direct manager, peers, direct reports, and other partners, as well as his or her self-assessment; and
•Written assessments by Board members of each NEO against their stated goals in the areas listed in the table below.

2024 UNUM GROUP PROXY STATEMENT	65

COMPENSATION DISCUSSION AND ANALYSIS

	CEO		Other NEOs
✓	Financial performance	✓	Demonstrated performance
✓	Leads strategy and aligns goals	✓	Commitment to the enterprise and their business unit
✓	Directs resources and talent to achieve strategic initiatives	✓	Ability to balance complex and competing factors
✓	Drives execution	✓	Builds relationships and communicates to all stakeholders
✓	Manages risk while leading for the future	✓	Strategic and succession planning, and leadership development
✓	Sets cultural norms	✓	Demonstrates leadership
✓	Understands and proactively addresses emerging issues	✓	Building and sustaining a high-functioning organization
✓	Builds relationships and communicates to all stakeholders
✓	Understands governance and fosters Board relationships

Based on the NEOs' individual performance goals and the performance assessments completed by their manager (the CEO for all NEOs other than himself) and Board members, the Committee approved a strategic objectives modifier for each NEO, which was used to adjust the final payout for 2023 annual incentives and LTI awards granted in 2024, as described in the Performance Assessment and Highlights section beginning on page 74.
Annual and Long-Term Incentive Programs
Company Performance Targets
Each year, the Committee sets corporate performance measures along with targets for each performance measure. The Committee assigns weightings to each performance measure based on relative importance to the company, and uses actual performance against these measures to calculate annual and long-term incentive award values.
Targets for each performance measure align with our core operating principles:
•Strong operational performance
•Disciplined growth
•Effective risk management
•Consistent capital generation
The performance measures in incentive plans are a direct output of our business plans, which are approved by the Board each year.
Goal Rigor
When designing our business plans, we carefully balance the current performance of the business and the risk appetite of the enterprise with an appropriate amount of stretch designed to drive consistent growth and improvement. External economic factors are also considered, including: (1) the overall economic growth rate, (2) employment and wage growth, which impacts our overall premium levels, and (3) the interest rate and investment environment, which can have a significant impact on our overall profit margins.
We set challenging performance measures within our business plans to align their achievement with long-term value for shareholders. As part of this process, we conduct sensitivity testing to assess upside and downside risk, which is then reviewed to ensure an appropriate degree of rigor in the plan. In setting certain goals, such as operating expenses, we consider factors beyond the desire for absolute growth, including the appropriate level of investment in the business, anticipated people costs, and the overall business environment. Balancing these multiple considerations, we set an expectation for higher 2023 expenses.

66	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Based on the above, the Committee established performance measures and incentive payout targets that appropriately align pay with performance.
Our incentive plans are subject to an annual risk assessment by our Chief Risk Officer, which is discussed with the Committee as described on page 43.
2023 Annual Incentive Plan
Subject to eligibility requirements, non-sales employees (including our NEOs) are eligible to receive an annual incentive award each year. Our annual incentive awards reward performance based on the achievement of the below company performance measures, which the Committee believes aligns compensation with the objectives of shareholders. The process for determining the 2023 annual incentive awards was as follows:

($)	×	(%)	×	(%)	=	($)
2023 Annual Incentive Target for NEOs		2023 Company Performance(1)		Strategic Objectives Modifier		2023 Annual Incentive Award(2)
(1)The Committee determines the final percentage considering all performance measures, including, but not limited to, the quality of financial results. For details on adjustments for 2023, see discussion below.
(2)The combined company performance and strategic objectives modifier factors cannot exceed 200% of the annual incentive target for NEOs.

Our plan has objective performance targets which are used to determine overall company performance. Each company performance measure has been selected because the Committee believes it is an appropriate driver of long-term shareholder value:

Annual Incentive Performance Measure	Weighting		Purpose
After-Tax Adjusted Operating Earnings Per Share	35%	⇒	Measures profitability achievement
Consolidated Adjusted Operating Return on Equity	15%
Earned Premium	15%	⇒	Measures growth and competitiveness of the business
Sales	15%
Customer Experience	10%	⇒	Measures effective and efficient customer service
Operating Expense Ratio	10%
In 2023, the Committee added a strategic objectives modifier to the calculation of annual and long-term incentive awards. The strategic objectives modifier provides for an adjustment to the payout opportunity based on an assessment of each NEO's performance in key focus areas including strategy, effective risk management, and talent initiatives, and is intended to incentivize our executives to place greater emphasis and attention on areas critical to the company. This aligns with our purpose-driven strategy that sharpens our focus on making targeted investments that will create great experiences and help our company grow. The combined performance and strategic objectives modifier factors cannot exceed 200% of the annual incentive target for NEOs. More details on how the strategic objectives modifier was applied can be found in the Performance Assessment and Highlights beginning on page 74.

2024 UNUM GROUP PROXY STATEMENT	67

COMPENSATION DISCUSSION AND ANALYSIS
Items Excluded When Determining Company Performance
When establishing the performance measures and weightings, the Committee determined that the effect of certain items not included in the financial plan would be removed from the calculation of the company’s performance, for purposes of the annual incentive plan, should they occur. The Committee has approved the same criteria for 2024 as in 2023. The Committee believes it is appropriate to exclude the items below because they: (1) are unusual or infrequent in nature, (2) do not directly reflect company or management performance, or (3) could serve as a disincentive to capital management or other decisions in the best interest of the company and shareholders. The items are:
•Unplanned adjustments resulting from accounting standards and/or policy changes, legal, tax or regulatory rule or law changes;
•The impact of any unplanned acquisitions, divestitures or block reinsurance transactions;
•Unplanned adjustments to the Closed Block of business;
•The effect of any unplanned regulatory, legal or tax settlements;
•The effect of unplanned changes to strategic asset allocation;
•Unplanned debt issuance, repurchasing or retirement; or stock repurchase or issuance;
•The effect of differences between actual currency exchange rates versus exchange rates assumed in the financial plan;
•Unplanned fees or assessments, including tax assessments, from new legislation;
•The effect of a global pandemic and other economic and environmental pressures impacting results;
•Unplanned reserve assumption updates or associated amounts;
•The effect of asset Impairments — including, but not limited to, premiums receivable, reinsurance recoverable, property and equipment, right-of-use assets, value of business acquired and goodwill;
•Unplanned restructuring costs; and
•The effect on reserves from differences between actual discount rates and discount rates assumed in the financial plan.
Annual Incentive Results

2023 Performance Measures	Component Weight	Threshold(1)	Target(1)	Maximum(1)	Result
After-tax adjusted operating earnings per share(2)	35%	$5.22	$6.96	$8.01	$7.66
Consolidated adjusted operating return on equity(3)	15%	8.7%	11.6%	13.3%	12.7%
Earned premium(4)	15%	$7,684.3	$9,040.3	$10,848.4	$9,130.5
Sales	15%	$1,446.6	$1,928.9	$2,411.1	$1,994.3
Customer experience(5)	10%	70.0%	100.0%	120.0%	105.2%
Operating expense ratio(6)	10%	21.9%	19.9%	17.9%	20.0%
$ in millions, except per share data
(1)For each performance measure, there is no payout at or below the threshold. The payout would be 200% for performance at or above the maximum. For performance between defined levels, the payout is interpolated on a straight-line basis.
(2)After-tax adjusted operating earnings per share is defined as net income adjusted to exclude after-tax net investment gains or losses and amortization of the cost of reinsurance as well as certain other items specified in the reconciliation of non-GAAP financial measures in Appendix A of this proxy statement divided by dilutive outstanding weighted average shares. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives.

68	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
(3)Consolidated adjusted operating return on equity is calculated by dividing after-tax adjusted operating income by the average of the beginning- and end-of-year stockholders’ equity adjusted to exclude the net unrealized gain or loss on securities and the net gain or loss on hedges.
(4)Earned premium is calculated for our core operations (Unum US, Unum International, and Colonial Life).
(5)Customer experience is based on the quality of our customers' experiences (via customer surveys) and includes measures focused on areas that impact customer loyalty and satisfaction.
(6)The operating expense ratio is equal to operating expenses as a percentage of earned premium (or total company expense over total company earned premium) inclusive of the Closed Block and Corporate segments.

As discussed above, the Committee applied the criteria and standards approved when it established the 2023 annual incentive targets to adjust annual incentive plan performance calculations for the impact of four items which were not included in the 2023 financial plan from which the targets were initially derived. Each item impacted both earnings and equity unless otherwise noted below:
•The effect of differences between actual debt issuances and resulting interest expense and the amounts assumed in the financial plan (impact to earnings);
•The effect of differences between actual stock repurchases and the amount assumed in the financial plan (actual repurchases were slightly more than plan and the impact to equity was immaterial);
•The effect of differences between actual foreign currency rates and exchange rates assumed in the financial plan; and
•The effect of a global pandemic and other economic and environmental pressures impacting results.
–The net effect of the COVID-19 impacts in 2023 was a decrease in operating results, with negative implications largely from our group products.
Based on the adjustments described above, the calculated achievement was 138.1% of the plan target. Each year, the Committee also undertakes an overall assessment of the results, maintaining the discretion to make final adjustments. Any adjustments by the Committee are based on a review of the actual achievement level for each performance measure compared to the annual incentive targets, as well as a qualitative assessment of the results. Based on this assessment, the Committee approved the Unum Group Annual Incentive Plan payout level for 2023 at 140% of target, as shown below.

Unum Group 2023 Annual Incentive Plan Achievement Level	140%

The annual incentive awards of all NEOs are based on Unum Group performance, though the achievements for Mr. Arnold also include financial goals related to his business unit. A detailed explanation of each NEO's individual performance, including achievements toward strategic objectives during 2023, as well as a discussion of 2024 annual incentive targets, can be found in the Performance Assessment and Highlights section.
The table below sets forth the target incentive opportunity and the actual annual incentive awards approved by the Committee for each NEO for 2023 performance. On January 1, Mr. Simonds announced his resignation from the company, effective February 9, 2024. As a result, even though he is reported as an NEO, Mr. Simonds was not eligible for an annual incentive award for 2023 performance.

2024 UNUM GROUP PROXY STATEMENT	69

COMPENSATION DISCUSSION AND ANALYSIS

ANNUAL INCENTIVE PAID IN 2024							(for 2023 performance)
	2023 Annual Incentive Target(1) (%)		Base Salary Earnings ($)		Company Performance (%)		Strategic Objectives Modifier (%)		Annual Incentive Paid ($)
McKenney	250%	X	1,100,000	X	140%	X	112.5%	=	4,331,251
Zabel	135%	X	656,154	X	140%	X	105.0%	=	1,302,137
Iglesias	100%	X	565,000	X	140%	X	105.0%	=	830,550
Arnold	95%	X	533,077	X	140%	X	100.0%	=	708,992
(1) Annual incentive target is a percentage of base salary earnings.
Long-Term Incentive
Our long-term incentive plan aligns the long-term interests of management and shareholders by tying a substantial portion of executive compensation directly to the company’s stock price. Long-term incentive awards are granted in the year following the performance year that determines their size (i.e., the grant values of awards made in March of 2023 were based on the Committee's assessment of 2022 performance). Our long-term incentive award mix is based on a review of peer practices as well as what the Committee believes most appropriately retains and rewards our NEOs and ensures a significant portion of each executive’s compensation is tied to the increase of our stock price over the long-term. The mix of awards granted to each NEO in early 2023 was 50% restricted stock units (RSUs) and 50% cash incentive units (CIUs). The awards were granted under the Stock Incentive Plan of 2022.
The total value of the long-term incentive award granted to each NEO was determined based on the NEO's long-term incentive target (a specified percentage of base salary for all NEOs except the CEO, which was set as a specific dollar amount), which was set by the Committee in early 2022 after considering market data from the appropriate comparator group (as described beginning on page 75 of our 2023 Proxy Statement) and the individual’s target relative to other NEOs given their respective levels of responsibility.
Once the long-term incentive award value was determined, it was divided evenly between RSUs (50%) and CIUs (50%) for each NEO. The RSUs vest annually based on each NEO’s continued service over a three-year period. The CIUs are subject to additional company performance and vest based on the company's achievement of critical, multi-year shareholder return measures of adjusted book value growth and dividend yield, modified (up to +/- 20%) by relative TSR as described below.

70	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE GRANTED IN 2023
	2022 Long-Term Incentive Target ($)	2023 Long-Term Incentive Grant(4) ($)
McKenney(1)	8,400,000	9,000,000
Zabel(2)	1,600,000	1,760,000
Iglesias(2)	819,250	901,175
Arnold	656,250	656,250
Simonds(2)(3)	2,160,000	2,376,000
(1)After consideration of Mr. McKenney's strategic leadership as well as the fact that his total targeted compensation was below the market median, the Committee awarded Mr. McKenney a grant of $9.0 million.
(2)The CEO and the Committee provided above target long-term incentive grants in March 2023 to Messrs. Zabel and Simonds and Ms. Iglesias based on key aspects of their performance in 2022. Details of their performance assessments and highlights are noted in the 2023 Proxy Statement on pages 70-72.
(3)Each of the awards granted to Mr. Simonds during 2023 was forfeited when he resigned from the company effective February 9, 2024.
(4)The amount shown is the targeted value of the long-term incentive award approved by the Committee for each NEO. Half of the amount is then converted to the respective number of RSUs based on the closing stock price on the date of grant. The remaining half of the amount is granted in the form of CIUs, which are tracked and denominated in dollars. The amount included in the Summary Compensation Table was calculated using the closing stock price for RSUs, which was $45.57 on March 1, 2023. CIUs are reported in the Summary Compensation Table when vested.

Executive	RSUs Granted (Mar. 2023)	CIUs Granted (Mar. 2023)
	(#)	($)
McKenney	98,749	4,500,000
Zabel	19,311	880,000
Iglesias	9,888	450,588
Arnold	7,200	328,125
Simonds	26,070	1,188,000
No stock is issued when the RSUs are granted. Instead, company stock is issued only when the grant vests and is settled. In addition, there are no shareholder voting rights unless and until the award is settled in shares. During the performance period, dividend equivalents will accrue and eventually settle in cash to the extent that the underlying RSUs vest.
CIUs are earned based on the achievement of critical, multi-year shareholder return measures of adjusted book value growth and dividend yield. They are measured over a three-year performance period, and awards can be earned up to a maximum of 200% of the targeted CIU award value following completion of the performance period based on the company's performance against these metrics.
As outlined in the award agreement, the calculation of adjusted book value is the total stockholders’ equity adjusted to exclude the value of accumulated other comprehensive income or loss; and further adjusted to exclude the impact of (i) adjustments resulting from changes in accounting policy or in legal or regulatory rules or laws; (ii) any acquisitions, divestitures or block reinsurance transactions; (iii) adjustments to the closed block of business; (iv) the effect of changes to strategic asset allocation; (v) debt issuance, repurchasing or retirement, or stock repurchase or issuance; (vi) fees or assessments, including tax assessments, from legislation enacted after the date hereof; (vii) reserve assumption updates; (viii) asset impairments, including, but not limited to, those related to premiums receivable, reinsurance recoverable, property and equipment, right-of-use assets, value of business acquired and goodwill; (ix) restructuring costs; and (x) the effect of a global pandemic or other economic or environmental pressures impacting results.

2024 UNUM GROUP PROXY STATEMENT	71

COMPENSATION DISCUSSION AND ANALYSIS
The achievement will be modified (up to +/-20%) based on our TSR relative to the eight members of our "Performance Peer Group." The eight companies in the Performance Peer Group (Aflac, Globe Life, Lincoln Financial, MetLife, Principal Financial, Prudential Financial, The Hartford Financial Services, and Voya Financial) were selected because they are considered to be direct business competitors of Unum and remain unchanged from the Performance Peer Group used for 2021 and 2022 CIUs (see discussion in the "Compensation Benchmarking" section for the differences between our Proxy Peer Group and Performance Peer Group). We believe it is appropriate to modify these awards based on relative TSR performance, since Unum’s individual TSR performance directly affects the value realized by our shareholders. The illustration below outlines the three-year performance metrics established by the Committee for the CIU grants made in March 2023.

Vesting of 2021 Cash Incentive Units (CIUs)
The long-term incentive mix for our NEOs' 2021 awards included 50% in the form of CIUs, which vested based on performance over a three-year performance period that ended on December 31, 2023.
The table below provides an overview of the three-year goals for the 2021 CIU grant as well as their actual achievement levels.

2021 CASH INCENTIVE UNIT AWARDS
Corporate Performance Metrics	Result
3-year Adjusted Book Value Ratio (2021-2023)	137.8%
Sum of 1 Plus Cumulative Dividend Yield	1.167
Relative Total Shareholder Return Modifier Percentile	1.20 @ 100th
Total 2021 CIU Achievement	193.0%
Based on the above performance, and after taking into account the factors described below, in February 2024, the Committee certified a final payout of 193%, with business goals achieved at 160.8% and relative TSR at the 100th percentile which resulted in a +20% adjustment. The values of vested CIUs are included in the Summary Compensation Table on page 89 (footnote 3 includes details for each of the NEOs).
As outlined above, when calculating Adjusted Book Value, for the 2021 CIU grant, the Committee determined that certain items for fiscal years 2021 to 2023 would be excluded from the calculation. Applying the criteria and

72	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
standards approved by the Committee, Adjusted Book Value is total stockholders' equity adjusted to exclude the value of accumulated other comprehensive income or loss; and was further adjusted to exclude the impact of:
•Adjustments to the Closed Block of business including net realized investment gain related to reinsurance transaction, total items related to Closed Block individual disability reinsurance transaction, and reserve assumption updates in long-term care and Closed Block all other (i.e., other insurance products not actively marketed);
•Cost related to early retirement of debt and stock repurchases;
•The U.K. tax rate increase; and
•The effect of COVID-19 impacts.
–The net effect of the COVID-19 impacts was a decrease in operating results, with the negative implications of Life mortality overshadowing favorable impacts to the long-term care (LTC) product line. Importantly, we did not make any adjustments to sales or earned premium. While we know that these metrics were negatively impacted by COVID-19, the actual impact was difficult to isolate and therefore not considered.
Vesting of 2020 Success Incentive Plan Awards
As described in the 2021 Proxy Statement, the 2020 Success Incentive Plan (SIP) was a grant under which 10 executives, including each of the NEOs, received a one-time special performance grant. The SIP awards were designed to encourage the achievement of critical business outcomes and to incent executives to continue employment with the company over the long term. The SIP awards include both cash success units (CSUs) and stock success units (SSUs).
The SIP awards will vest in full on the sixth anniversary of the grant date (August 2026), subject to the executive's continued employment, with the opportunity for one-third to vest after the one-, three- and five-year performance periods based on the company's achievement of three performance hurdles:
(1)Maintaining average NAIC risk-based capital ratios of at least 325%, each measured at calendar quarter-ends over the applicable performance period;
(2)Maintaining average levels of holding company cash in excess of 1.0 times average annualized fixed costs (which includes dividends to shareholders and interest payments due on outstanding indebtedness), each measured at calendar quarter-ends over the applicable performance period; and
(3)Achieving annual (or compounded annual) growth rates of 3% or more in adjusted book value (which excludes accumulated other comprehensive income or loss).
In February 2024, the Committee reviewed and certified that the above three performance hurdles were met for the performance period January 2021 - December 2023. Therefore, the second one-third of CSUs and SSUs vested and were distributed.
Details on SSUs vested during 2023 for each of the NEOs can be found in the 2023 Stock Vested table on page 94. The values of vested CSUs are included in the Summary Compensation Table on page 89 (footnote 3 includes details for each of the NEOs).

2024 UNUM GROUP PROXY STATEMENT	73

COMPENSATION DISCUSSION AND ANALYSIS
Performance Assessment and Highlights
The NEOs’ achievement levels for purposes of the annual and long-term incentive awards granted in March 2024, were determined in part based on the strategic objectives modifier criteria in key focus areas including strategy, effective risk management, and talent initiatives. The NEO summaries below detail the Committee's decisions for each element of compensation and provide highlights of each executive's performance. These summaries include each NEO's annual compensation as well as their compensation targets for 2023 and 2024. On January 1, Mr. Simonds announced his resignation from the company, effective February 9, 2024. As a result, he was not eligible for any annual or long-term incentive awards for 2023 performance and therefore, we have not included a summary page for him.

74	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

RICHARD P. McKENNEY
President, Chief Executive Officer and a Director

In assessing Mr. McKenney's performance and determining his strategic objectives modifier for 2023, the Committee noted that he:

•Led the company to another year of record profitability, exceeding plan for nearly all operational and financial metrics. The combination of strong sales and premium income, new digital capabilities, active management of the Closed Block and investment portfolio performance delivered robust growth and financial strength. Unum also benefited from strong employment, wage inflation and higher interest rates.
•Further strengthened the company’s capital position to maximize financial flexibility while deploying capital to address key needs. Unum continued to generate substantial capital from statutory earnings and other sources, allowing significant investments in key capabilities, the completion of planned contributions to long term care reserves and returning $527 million to shareholders. Upgrades from key credit rating agencies validated our performance and capital management approach.
•Drove ongoing accountability and commitment to Unum’s purpose of helping the working world thrive throughout life’s moments. Sustained investments in the company delivered new capabilities for our customers and opportunities for our people, ensuring Unum remained competitive in quickly evolving business and talent markets. Steadfast execution of our enterprise strategy enabled the company to deliver on our purpose of helping others.
•Deepened Unum's commitment to sustainability and social responsibility through a variety of environmental, social and governance programs that reflect the goals of the company, investors and other key stakeholders. A strong focus on inclusion and diversity of thought, mental health and our societal impact led to independent recognition of our efforts to drive long-term company sustainability.
•Cultivated a high-performance culture that delivered on Unum's commitments to customers, shareholders and communities. Our ongoing digital transformation modernized workflows, implemented new capabilities and elevated customer satisfaction. Strong engagement practices and a hybrid workplace met the needs of the business, leveraged our impact on social responsibility efforts, and provided employee flexibility. A balanced risk management approach enabled the creativity of our people to drive innovation while instilling a strong focus on integrity and transparency.

As outlined in the "Business and Performance Review" section, Unum delivered record after-tax adjusted operating earnings, double-digit sales growth, healthy increases in premium income and strong persistency in our core operations. Demand for our products and services continued to be strong as new digital capabilities enhanced the experience for our customers. Given these accomplishments and considerations, the Committee awarded Mr. McKenney an annual incentive award for 2023 of $4,331,251, which represents his target award multiplied by the final company achievement factor of 140% and a strategic objectives modifier of 112.5%. Additionally, they granted Mr. McKenney an LTI award of $10,687,500 in March 2024.

Further, the Committee with its consultant, reviewed Mr. McKenney's total targeted compensation relative to proxy peers. After considering his experience, his performance in the CEO role, and the leadership that he has shown during his almost nine years in the role, the Committee decided to keep Mr. McKenney's annual base salary and annual incentive target at $1,100,000 and 250%, respectively, and increase his long-term incentive target opportunity from $9.5 million to $10.5 million.

ACTUAL COMPENSATION(1)
2023
Base Earnings	$1,100,000
AI	$4,331,251
LTI	$10,687,500
2022
Base Earnings	$1,090,385
AI	$3,761,828
LTI	$9,000,000

COMPENSATION TARGETS(2)
2024
Base Salary	$1,100,000
AI Target	250%
LTI Target	$10,500,000
2023
Base Salary	$1,100,000
AI Target	250%
LTI Target	$9,500,000

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2024 were determined based on 2023 performance and therefore are shown as 2023 compensation). For LTI, this presentation is different than amounts shown in the Summary Compensation Table, which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the Summary Compensation Table.
(2)    AI target is a percentage of base salary.

2024 UNUM GROUP PROXY STATEMENT	75

COMPENSATION DISCUSSION AND ANALYSIS

STEVEN A. ZABEL
Executive Vice President, Chief Financial Officer

In assessing Mr. Zabel's performance and determining his strategic objectives modifier for 2023, the Committee noted that he:

•Has developed into an impactful chief financial officer and enterprise leader. Mr. Zabel continues to modernize the capabilities of the Finance organization to support the growing reporting needs of the company. During 2023, he executed on key deliverables in the Closed Block and effectively guided the company’s capital management strategy to achieve significant financial flexibility. These efforts have helped to accelerate the company’s results and position Unum well for future growth.
•Leveraged strong momentum in the business to deliver impressive financial results in an evolving market. Accelerating premium income growth, active risk management across multiple product lines and a balanced expense management approach resulted in industry-leading margins and investments in growth.
•Further enhanced Unum's overall capital position through sustained efforts across key initiatives. The company deployed capital to fund growth initiatives, address long-term needs in our Closed Block and return significant value to shareholders while maintaining substantial financial flexibility and keeping investors engaged. The company further saw upgrades from key credit rating agencies thanks to our financial strength and effective risk management.
•Oversaw ongoing active management of the Closed Block, including completion of the multi-year recognition of additional required long-term care statutory reserves three years ahead of schedule. Mr. Zabel partnered with key leaders to enhance the effectiveness of the Closed Block operation, implement rate increases and improve investment yields.
•Strengthened the effectiveness and culture of the Finance team while leading the organization through the transition to a new accounting reporting standard. Mr. Zabel’s implementation of a clear organizational vision and key values such as talent development, inclusion and social responsibility drove strong employee engagement.

The Committee approved Mr. Zabel's 2023 annual incentive of $1,302,137, which represents his target award multiplied by the final company achievement factor of 140%, with a strategic objectives modifier of 105% in recognition of Mr. Zabel's achievements and his leadership in achieving strong financial results as well as enhancing the company's overall capital position. Additionally, after considering the above accomplishments, he was granted a long-term incentive award of 2,494,800 in March 2024.

After considering his performance in the CFO role as well as his positioning relative to the market, the Committee decided to increase Mr. Zabel's annual base salary by 6.1% to $700,000, increase his annual incentive target for 2024 from 135% to 150% and increase his long-term incentive target opportunity from 280% to 325%.

ACTUAL COMPENSATION(1)
2023
Base Earnings	$656,154
AI	$1,302,137
LTI	$2,494,800
2022
Base Earnings	$637,116
AI	$1,419,176
LTI	$1,760,000

COMPENSATION TARGETS(2)
2024
Base Salary	$700,000
AI Target	150%
LTI Target	325%
2023
Base Salary	$660,000
AI Target	135%
LTI Target	280%

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2024 were determined based on 2023 performance and therefore are shown as 2023 compensation). For LTI, this presentation is different than amounts shown in the Summary Compensation Table, which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the Summary Compensation Table.
(2)    AI and LTI targets are a percentage of base salary.

76	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

LISA G. IGLESIAS
Executive Vice President, General Counsel

In assessing Ms. Iglesias' performance and determining her strategic objectives modifier for 2023, the Committee noted that she:

•Provided strategic leadership of a diverse organization that resulted in positive outcomes on many fronts. Led by Ms. Iglesias, the company's legal, audit, government affairs, ethics, compliance and corporate services teams continue to provide excellent support of evolving corporate needs during a time of ongoing change. Ms. Iglesias has also expanded her leadership influence through her role on the company’s operating committee.
•Continued to advance our commitment to strong disclosures related to impact and sustainability issues in an evolving regulatory environment. With operations in the U.S. and Europe, the legal and sustainability teams have provided key guidance of trends and requirements across numerous jurisdictions, and through their efforts, strengthened both our approach and sustainability metrics. Collaboration between these teams and business areas furthered our strategic goals and delivered value to key stakeholders.
•Continued her work to further strengthen our culture of ethical conduct. Ms. Iglesias and her team remained persuasive advocates for company values, and through the efforts of the team Unum was recognized for the fourth consecutive years as among the World’s Most Ethical Companies by Ethisphere®.
•Successfully led through leadership transitions in the Internal Audit and Corporate Real Estate team. These organizations provide key oversight and support services essential for today's evolving workplace environment.
•Effectively guided our government affairs strategy to engage public officials on key issues of interest to the company. Through these efforts, we have advanced efforts related to paid family leave and strengthened engagement among employees for this important work.

Given these accomplishments, the Committee approved Ms. Iglesias' 2023 annual incentive of $830,550, which represents her target award multiplied by the final company achievement factor of 140%, with a strategic objectives modifier of 105% based on her performance. Additionally, she was granted a long-term incentive award of $1,056,550 in March 2024.

Based on a review of Ms. Iglesias' performance, as well as her competitive positioning relative to the market, the Committee decided to increase her annual base salary by 6.2% to $600,000, keep her annual incentive target for 2024 at 100% and increase her long-term incentive target opportunity from 170% to 175%.

ACTUAL COMPENSATION(1)
2023
Base Earnings	$565,000
AI	$830,550
LTI	$1,056,550
2022
Base Earnings	$562,116
AI	$843,174
LTI	$901,175

COMPENSATION TARGETS(2)
2024
Base Salary	$600,000
AI Target	100%
LTI Target	175%
2023
Base Salary	$565,000
AI Target	100%
LTI Target	170%

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2024 were determined based on 2023 performance and therefore are shown as 2023 compensation). For LTI, this presentation is different than amounts shown in the Summary Compensation Table, which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the Summary Compensation Table.
(2)    AI and LTI targets are a percentage of base salary.

2024 UNUM GROUP PROXY STATEMENT	77

COMPENSATION DISCUSSION AND ANALYSIS

TIMOTHY G. ARNOLD
Executive Vice President, Voluntary Benefits & President, Colonial Life

In assessing Mr. Arnold's performance and determining his strategic objectives modifier for 2023, the Committee noted that he:

•Provided exceptional leadership of the company’s voluntary benefit business. Results for both brands demonstrate strong execution and growing demand for our products and capabilities. Mr. Arnold led his team through significant change and expense challenges, built strong partnerships across the enterprise, and adopted a test-and-learn approach to accelerate progress, increase satisfaction metrics and enable high employee engagement.
•Leveraged innovative digital capabilities, including our new Gathr™ enrollment and administrative platform and AgentAssist® app, to support employers, policyholders and distribution partners. Growing digital adoption is enhancing customer satisfaction and differentiating Colonial Life in the marketplace.
•Drove key initiatives that positioned the voluntary business for future success. Drawing on deep knowledge of the voluntary benefits market and experience with both brands, Mr. Arnold championed the expansion of the company's cross-brand solutions efforts that allow Colonial Life agents to pair traditional Unum group disability with Colonial Life voluntary products.
•Effectively navigated significant leadership transitions to strengthen the team's effectiveness in market development, execution and digital integration. Additionally, through Mr. Arnold's deep knowledge and experience, he led continuing efforts for new product investments and underwriting discipline, and pivoted as required to optimize growth.
•Reinforced the culture and reputation of Unum. He serves as a role model throughout the company, driving productivity, talent development and effective decision-making. Mr. Arnold provides valuable leadership for the company's commitment to social responsibility and workplace inclusion, and he has developed strong relationships with key external stakeholders.

Based on the above accomplishments, the Committee approved Mr. Arnold's 2023 annual incentive of $708,992, which represents his target award multiplied by the final company achievement factor of 140%, with a strategic objectives modifier of 100% based on his performance. In addition, he was granted a long-term incentive award of $975,038 in March 2024.

Based on a review of Mr. Arnold's performance, as well as his competitive positioning relative to the market, the Committee decided to increase his annual base salary by 5.6% to $565,000, increase his annual incentive target for 2024 to 100% and increase his long-term incentive target opportunity from 135% to 150%.

ACTUAL COMPENSATION(1)
2023
Base Earnings	$533,077
AI	$708,992
LTI	$975,038
2022
Base Earnings	$520,199
AI	$741,284
LTI	$656,250

COMPENSATION TARGETS(2)
2024
Base Salary	$565,000
AI Target	100%
LTI Target	160%
2023
Base Salary	$535,000
AI Target	95%
LTI Target	135%

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2024 were determined based on 2023 performance and therefore are shown as 2023 compensation). For LTI, this presentation is different than amounts shown in the Summary Compensation Table, which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the Summary Compensation Table.
(2)    AI and LTI targets are a percentage of base salary.

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COMPENSATION DISCUSSION AND ANALYSIS
Roles of the Committee, Chief Executive Officer and Consultant
The Committee, CEO, and compensation consultant each have important roles in our compensation program. The Committee, with input from the CEO and compensation consultant, has the final authority to:
•Evaluate, design, and administer a compensation program for our executive officers that appropriately links pay, company and individual performance, and the creation of shareholder value;
•Establish performance goals and certify whether they have been attained;
•Review the performance of the CEO, with input from the full Board, and determine his compensation; and
•Determine the compensation of the other NEOs.
The CEO provides to the Committee:
•A self-assessment outlining his own performance for the year;
•His perspective on the business environment and the company’s performance; and
•Performance assessments and compensation recommendations for executives who report directly to him, which, for 2023, included each of the NEOs except Mr. Simonds. Mr. Simonds terminated his employment in February 2024, at which time he forfeited his annual and long-term incentive payouts for 2023 performance.
The CEO does not participate in any decisions related to his own compensation.
Pay Governance LLC, as independent compensation consultant to the Committee, provides objective, expert analyses, independent advice, and comparative data on executive and director compensation. Pay Governance reports directly to the Committee, which is responsible for the appointment, compensation, retention, and oversight of the work performed by the compensation consultant. A senior representative of the compensation consultant generally attends Committee meetings, participates in executive sessions of the Committee without management present, and communicates directly with Committee members outside of meetings.
The Committee has adopted a policy requiring its compensation consultant to be independent, consistent with NYSE listing standards and SEC rules. During 2023, the Committee completed its annual assessment of the independence of Pay Governance, taking into account the following factors:
•Compliance with the Committee’s independence policy;
•Other services, if any, provided to the company by the consultant;
•The amount of fees paid by the company to the consultant as a percentage of the consultant’s total revenues;
•Any business or personal relationships between the consultant (including its representatives) and the company’s directors or senior officers; and
•The policies and procedures the consultant has in place to prevent conflicts of interest, which include a prohibition against stock ownership in the company.
Pay Governance has attested to its independence and does not provide any services to the company other than those related to director and executive compensation consulting. Fees paid to Pay Governance for such services provided in 2023 totaled $182,475.
Based on its assessment, the Committee concluded that Pay Governance is independent under the Committee’s policy and that Pay Governance's work does not give rise to a conflict of interest.
The company’s finance (including the Chief Financial Officer (CFO)), human resources, and legal staff support the Committee in its work, interacting with Pay Governance only when doing so on behalf of the Committee or concerning proposals the Committee will review for approval. Employees from these departments discuss various executive compensation topics with the Committee and Pay Governance, including how compensation plans fit in

2024 UNUM GROUP PROXY STATEMENT	79

COMPENSATION DISCUSSION AND ANALYSIS
with other programs and business objectives. Although these employees may make recommendations, the authority to make final decisions on all executive compensation matters rests solely with the Committee.
Compensation Benchmarking
The Committee compares the compensation of our NEOs to the median pay of executives in similar positions at industry companies. By generally targeting each pay element to the approximate median of the applicable comparator group (as described below), we ensure the balance among the elements is competitive, while at the same time allowing company and individual performance to determine a majority of the compensation received by our NEOs. Overall, these benchmarking comparisons are used as points of reference and are secondary to the primary factors considered by the Committee when making compensation decisions. The primary factors are company performance, individual performance, the executive’s level of responsibility and tenure, internal equity considerations, the creation of shareholder value, our executive compensation philosophy, and the results of the most recent shareholder say-on-pay vote and feedback received from engagement with shareholders.
The two sources used by the Committee for benchmarking executive compensation are:
•For CEO and CFO compensation, a proxy peer group comprising insurance and financial services companies that are either our business competitors or primary competitors for talent (the "Proxy Peer Group"). The Proxy Peer Group is also a reference for our compensation programs and practices. The composition of the Proxy Peer Group is determined by the Committee and reviewed annually as outlined below; and
•For the compensation of our other NEOs, the Willis Towers Watson Diversified Insurance Study of Executive Compensation (the "Diversified Insurance Study"). This source is used because responsibilities of our other NEOs may not be directly comparable with those of named executives at other companies in the Proxy Peer Group.
In addition to benchmarking executive compensation, the Committee uses a subset of the Proxy Peer Group (which we refer to as the "Performance Peer Group") for purposes of measuring relative total shareholder return (TSR) for our cash incentive unit (CIU) awards (see the Long-Term Incentive section above for details on these awards). This subset is selected because they are considered to be direct business competitors of Unum.
The Committee evaluates the composition of the Proxy Peer Group every year. Peer companies are determined based on five primary criteria (life and health GICS code; reasonable range of: assets, revenues, and market capitalization; and competition with Unum for talent and/or market share). In the past, the Committee has discussed insurance brokers and property and casualty insurers as potential peers. However, the Committee decided not to include these companies due to the differences in business models, performance cycles and executive talent markets. Based on the most recent peer review in August 2023, on average, the companies in the Proxy Peer Group met three of the five criteria. Overall, Unum is at approximately 71% of the revenue median (as of the 12 months ended March 31, 2023). Additionally, 10 of the 12 peers (83%) selected Unum as a peer for compensation benchmarking purposes in their 2023 proxy statements.
During its annual Proxy Peer Group analysis in August 2023, the Committee with its consultant, Pay Governance, considered other insurance and financial services companies and determined that, based on the criteria described above, no companies should be removed and no additional companies were appropriate for inclusion in the Proxy Peer Group at the time.
Annual sensitivity tests are performed to understand the impact of both larger and smaller peers on median CEO compensation levels. For the tests conducted in 2023, excluding the two smallest and two largest peers for testing purposes had no impact on CEO targeted total direct compensation. An additional sensitivity test was conducted using a common statistical approach known as regression analysis. Regression analysis considers the correlation between two factors and is commonly used to adjust compensation data to remove the effects of company size.

80	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The regression analysis considered the correlation between revenue and compensation. Based on these tests, the Committee determined that the Proxy Peer Group is appropriate.
The following table lists the companies in the Diversified Insurance Study (DIS), Performance Peer Group and Proxy Peer Group.
BENCHMARKING EXECUTIVE COMPENSATION

Proxy Peer Group Indicators
	DIS Survey Participant(1)	Perf. Peer Group(2)	2023 Proxy Peer Group(3)	Life & Health GICS	0.4x to 2.5x Unum Revenues	0.4x to 2.5x Unum Assets	0.5x to 5.0x Unum Market Capitalization	List Unum as a Peer
Aflac	●	●	●	●	●	●		●
AIG	●
Allianz Life Insurance	●
Allstate	●
Brighthouse Financial	●		●	●	●		●	●
Cigna	●
CNO Financial Group	●		●	●		●	●	●
Equitable Holdings	●		●		●		●	●
Genworth Financial	●
Globe Life		●	●	●	●	●	●	●
Guardian Life	●
John Hancock	●
Lincoln Financial Group Corporation	●	●	●	●	●		●	●
Massachusetts Mutual	●
MetLife	●	●	●	●
Nationwide	●
New York Life	●
Northwestern Mutual	●
OneAmerica Financial Partners	●
Pacific Life	●
Principal Financial Group	●	●	●	●	●		●	●
Protective Life	●
Prudential Financial	●	●	●	●
Reinsurance Group of America			●		●	●	●	●
Securian Financial Group	●
Sun Life Financial	●
Symetra Financial	●
The Hartford Financial Services Group	●	●	●		●	●	●	●
Thrivent Financial	●
Transamerica	●
USAA	●
Voya Financial Services	●	●	●		●	●	●	●
(1)For compensation decisions made in early 2023, benchmarking comparisons were made using the 2023 Proxy Peer Group and the 2022 DIS (the latest data available at the time). Although Unum participates in the DIS, we are excluded from this table. The number of participants in the 2022 DIS decreased by one (Allianz Life Insurance) from the prior year.

2024 UNUM GROUP PROXY STATEMENT	81

COMPENSATION DISCUSSION AND ANALYSIS
(2)The Performance Peer Group will be used for the relative TSR comparison under the 2023 and 2024 CIU grants. These companies are our direct competitors, are generally followed by the same sell-side research analysts, and generally compete with us for talent.
(3)The Proxy Peer Group includes multiline insurers, reinsurers and life and health insurers, with Unum’s revenue at 71% of the peer median for the 12 months ended March 31, 2023 (the most current data as of the date of the analysis). Unum is not part of the Proxy Peer Group.
Compensation Policies and Practices
Equity Grant Practices
The Committee meets in February each year to consider prior year performance under the company’s incentive programs. As appropriate, annual awards of equity-based compensation under the company’s long-term incentive program are approved at this meeting. For many years, such awards have been valued and granted on a predetermined future date, which is intended to coincide with a time when the company is not in possession of material nonpublic information. In February 2023, the Committee approved a formal equity grant policy reflecting this practice. Under the policy, except as otherwise determined by the Committee, annual awards of equity-based compensation to executive officers (including the NEOs) will have a March 1 grant date, and non-annual awards to executive officers relating to new hires or promotions will be granted on, or as soon as administratively practicable following, as applicable, the individual's start date or promotion date. The closing stock price on the grant date is used to determine the number of equity units awarded.
Stock Ownership and Retention Requirements
Ensuring that senior officers have a significant ownership stake in the company aligns the long-term interests of management with those of the company's shareholders and promotes a culture of ownership and accountability. We require senior officers, including each current NEO, to hold a multiple of his or her base salary in Unum shares (including, as applicable, unvested restricted stock units (RSUs) and stock success units (SSUs)). These officers are required to meet the ownership requirement within five years following their date of hire or promotion. Not meeting the requirement may impact the officer's eligibility for, or amount of, future equity grants. Covered officers are required to hold all net after-tax shares acquired upon the vesting of RSUs or SSUs until the ownership requirement is met. Once the requirement is met, the officer can sell shares only to the extent that the sale would not reduce his or her holdings below the required ownership level.

For purposes of calculating each senior officer's stock ownership, the Committee determined that the greater of the spot price or the preceding 12-month average closing stock price should be used to reduce volatility in outcomes.

82	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The following table presents the stock ownership and retention requirements for each current NEO. Each of the NEOs exceeded their applicable ownership requirements as of December 31, 2023.

STOCK OWNERSHIP AND RETENTION REQUIREMENTS FOR CURRENT NEOs (as of December 31, 2023)
	Common Stock(1)(2) ($)	RSUs and SSUs(1)(3) ($)	Total Current Ownership(1) ($)	Ownership as Multiple of Salary
				Owned	Required
McKenney	35,080,539	16,965,640	52,046,179	47.3x	6x
Zabel	2,866,153	2,427,455	5,293,608	8.0x	3x
Iglesias	736,053	1,674,406	2,410,459	4.3x	3x
Arnold	1,856,559	1,402,724	3,259,283	6.1x	3x
Simonds	5,888,345	4,154,452	10,042,797	13.4x	3x
(1)Shares were valued based on the closing stock price of $45.22 on December 29, 2023, the last trading day of the year.
(2)Amount includes shares held in certificate form, brokerage accounts, and 401(k) Plan accounts.
(3)RSUs vest over three years and SSUs vest upon the earlier of the achievement of performance metrics or August 24, 2026 (see Vesting Schedule for Unvested Restricted Stock Units below).
Hedging, Pledging and Insider Trading Policies
We believe our directors and executive officers, which includes our NEOs, should not speculate or hedge their interests in our stock. We therefore have a policy prohibiting them from buying or selling options, puts, calls, straddles, equity swaps or other derivatives directly linked to our stock. This policy generally does not apply to other employees, although employees who are "corporate insiders" under our insider trading policy are prohibited from making "short sales" of our stock. We also prohibit directors and executive officers from pledging our stock as security for a loan.
Our insider trading policy prohibits our directors, executive officers and other employees from buying or selling our stock while in possession of material nonpublic information about the company and from conveying any such information to others. Under this policy, additional trading restrictions apply to "corporate insiders" (which includes our directors and executive officers), who are generally permitted to buy or sell our stock only during predetermined window periods following earnings announcements, and only after they have pre-cleared the transactions with our general counsel or designee.
Recoupment Policies
In November 2023, the company adopted the Unum Group Rule 10D-1 Compensation Recovery (Clawback) Policy, a clawback policy that is intended to comply with the requirements of NYSE rules implementing Rule 10D-1 under the Securities Exchange Act. Under this policy, in the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities law, we will recover the excess incentive-based compensation received by any covered executive officer, including our NEOs, on or after October 2, 2023 and during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
We also restated and renamed our prior recoupment policy, now referred to as the Senior Officer Recoupment Policy. Under this policy, in the event that a covered executive, including each of the NEOs, has committed or engaged in any fraud or willful misconduct giving rise, or that could reasonably be expected to give rise, directly or indirectly, to any significant financial harm to the company, the Committee may recoup any portion of cash- or equity-based incentive compensation (including time and performance vesting awards) granted, vested or paid to such covered executive during the period during which such fraud or willful misconduct occurred.

2024 UNUM GROUP PROXY STATEMENT	83

COMPENSATION DISCUSSION AND ANALYSIS
Accounting Considerations
ASC TOPIC 718
We account for stock-based payments under the requirements of Financial Accounting Standards Board (FASB) ASC Topic 718 "Compensation — Stock Compensation" (ASC 718). A complete discussion of the assumptions made as well as the financial impact of this type of compensation can be found in Notes 1 and 13 of the Consolidated Financial Statements in Part II, Item 8 of our 2023 Form 10-K. Each year, the company provides a report to the Committee of the expense for stock-based payments. Additionally, in the event the Committee is considering new equity-based compensation programs or changes to existing programs, the accounting implications of the program or change are presented and discussed as part of the decision process.
Perquisites and Other Personal Benefits
We provide a limited number of perquisites and other personal benefits to our employees (including our NEOs), which are described below:
•One of our largest employee locations is in Tennessee, which has no state income tax. Due to the frequency of travel between our corporate offices and other locations, employees often incur nonresident state taxes in multiple states. Therefore, when any employee travels to other company locations outside of his or her primary state of employment and incurs state income tax based on another state’s law, we pay the non-resident state taxes and provide a tax gross-up on this amount.
•Mr. McKenney is allowed 20 hours of personal use of the company aircraft paid by the company per year. This allows for effective use of Mr. McKenney's time, given the company's various locations and, with respect to certain of such locations, distance from major commercial airports. Additionally, this enables Mr. McKenney to work more productively on confidential and sensitive matters while traveling. Income is imputed to Mr. McKenney for this usage and he is responsible for the taxes incurred in connection therewith (i.e., the amount is not grossed-up for taxes). During 2023, Mr. McKenney used 11.6 hours.
•The company has also entered into an aircraft time-sharing agreement with Mr. McKenney, pursuant to which he agrees to reimburse the company for the costs of his personal use of the company aircraft above the 20 annual hours allowed. During 2023, Mr. McKenney did not use the aircraft time-sharing arrangement.
•U.S.-based Executive Vice Presidents and the CEO, which includes all of our NEOs, receive executive financial counseling and tax planning services. While the company provides financial planning services to all employees, we provide supplemental services to executives due to the amount of pay they have at risk and other complexities of their compensation packages. Utilization of these services began in early 2023.
•A tax gross-up is provided to employees who incur income on company-sponsored events where attendance is expected, including a limited number of events we host each year to recognize the contributions of various employees. These functions serve specific business purposes, and in some cases the attendance of a NEO and his or her spouse or guest is expected. If so, we attribute income to the NEO for these costs when required under Internal Revenue Service regulations.
•For more information, see the All Other Compensation table.

84	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Retirement and Workplace Benefits
We provide a competitive benefits package for employees (including our NEOs) and their dependents, portions of which are paid for, in whole or in part, by the employee. Among the retirement benefits we offer are:
The Unum Group 401(k) Retirement Plan
We offer a 401(k) plan to all regular U.S. employees who meet eligibility requirements, under which a portion of employee contributions is matched.
•We match dollar-for-dollar up to 5% of base salary and any recognized sales and performance-based incentive compensation for employee contributions into the plan.
•New hires are automatically enrolled in the qualified 401(k) Plan at a 5% deferral rate 45 days after hire but are able to make adjustments to their deferral rate.
•We make an additional non-elective contribution of 4.5% of earnings for all eligible employees.
We also offer a separate, non-qualified defined contribution plan (Non-Qualified Plan) for employees whose benefits under the tax-qualified plan are limited by the Internal Revenue Code (the "Code").
Other Workplace Benefits

Insurance: medical, pharmacy, dental, vision, life, short- and long-term disability, voluntary products (whole life, hospital indemnity, critical illness, accident)
Programs: preventive services, telehealth services, family building resources, back-up child care services
Accounts: healthcare and dependent reimbursement accounts, Health Savings Account
Paid Time Away: paid time off, paid holidays, parental and caregiver leave
Financial Resources: financial planning resources, emergency savings program, employee stock purchase plan, student debt relief, tuition assistance
Health and Wellness: onsite & virtual fitness memberships, digital behavioral health support, employee assistance program, subsidized healthy food options in home office locations
Other: matching gifts program for charitable contributions, pet insurance
In April 2018, we purchased corporate owned life insurance (COLI) on all officers who gave their approval. In the event of a covered officer's death while still employed, we will provide a death benefit to the officer's beneficiary in the amount of $200,000. In the event of a covered officer's death while no longer employed, we will provide a death benefit to the officer's beneficiary in the amount of $50,000. Each of the NEOs is covered under the policy. Mr. Arnold is also covered under a similar COLI policy purchased in April 2000 that would provide a death benefit to his beneficiary in the amount of $200,000 in the event of his death while still employed.

2024 UNUM GROUP PROXY STATEMENT	85

COMPENSATION DISCUSSION AND ANALYSIS
Pension Benefits
The Unum Group Pension Plan (the Qualified Plan) and the Unum Group Supplemental Pension Plan (the Excess Plan) were frozen on December 31, 2013. Benefits earned under these plans have been determined based on service and eligible earnings through December 31, 2013. NEOs hired prior to this date and who met the participation requirements as of the freeze date participated in both the Unum Group Pension and Supplemental Pension Plans. Benefits earned before the freeze will be paid to employees under the terms of the plans as they terminate employment or retire. Generally, employees who terminate employment are eligible to elect to start receiving benefits under the pension plans as early as age 55 but no later than age 65.

FROZEN DEFINED BENEFIT PLANS
Unum Group Pension Plan (Qualified Plan)
Provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Code. The Qualified Plan was designed to provide tax-qualified pension benefits for most employees. The further accrual of retirement benefits under this plan was frozen on December 31, 2013.

Unum Group Supplemental Pension Plan (Excess Plan)
Provides unfunded, non-qualified benefits for compensation that exceeds the Code limits applicable to the Qualified Plan. The further accrual of retirement benefits under this plan was frozen on December 31, 2013.

Plan Descriptions
Following are details of how each of the frozen pension plan benefits are calculated. These formulas incorporate base pay received in each plan year during which the employee accrued credited service through December 31, 2013, and payments received from the regular Annual Incentive Plan and any field or sales compensation plans through that date. Not included are other bonuses, long-term incentive awards, commissions, prizes, awards, or allowances for incidentals.
QUALIFIED PLAN
In calculating the basic pension benefits in the Qualified Plan, three criteria are used:

FROZEN QUALIFIED PLAN CRITERIA
Credited service
Measures of the time individuals are employed at the company. One year of credited service is granted for each plan year in which 1,000 hours of employment are completed. No additional credited service will accrue to any participant after December 31, 2013.
Highest average earnings
The average of the highest five years of compensation (whether or not consecutive) during the earlier of the last 10 years of employment or as of the date the plan was frozen on December 31, 2013.
Social Security covered compensation
The average of the taxable wage bases in effect for each calendar year during the 35-year period ending when the plan was frozen on December 31, 2013.

86	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The basic benefit is provided as an annual single life annuity and is calculated as follows:
(1)Can range from 3%, if the sum of an employee’s age and years of credited service is less than 30, to 8%, if the sum equals or exceeds 95.
(2)Equal to 9.0 for retirement at age 65 and increased by 0.2 for each whole year retirement occurs prior to age 65.

All frozen pension benefits are indexed on the first day of each plan year (January 1st) following December 31, 2013 using the National Average Wage rate of increase published by the Social Security Administration in the preceding year (minimum of 2.75% and maximum of 5%). As of January 2017, the retirement benefits are indexed using the Internal Revenue Service regulations.
Benefits provided under the Qualified Plan are based on pensionable earnings through December 31, 2013 up to the 2013 compensation limit of $255,000 under the Code. In addition, as of 2023, annual benefits may not exceed $265,000 (payable as a single life annuity beginning at any age from 62 through Social Security Normal Retirement Age) under the Code.
EXCESS PLAN
As described above in the Frozen Defined Benefit Plans table, the Excess Plan disregards the annual benefit limit under Section 415 of the Code. The Excess Plan takes into account pension benefits outside of the Qualified Plan and is calculated as follows:

RETIREMENT AGE
Participants in the pension plans outlined above are eligible to retire as early as age 55. Under the Qualified Plan, participants may retire early at age 55 with five years of vesting service. Under the Excess Plan, generally participants can retire at the later of age 60 or termination. However, if a participant begins receiving a benefit prior to the normal retirement age of 65, the normal retirement benefit will be reduced based on the applicable early reduction factors defined in the plan. The benefit formulas for the Qualified and Excess Plans are shown above. Mr. Arnold is the only NEO currently eligible for early retirement under the Qualified Plan.

2024 UNUM GROUP PROXY STATEMENT	87

COMPENSATION COMMITTEE REPORT
Compensation Committee Report
The Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Human Capital Committee
Cynthia L. Egan, Chair
Susan D. DeVore
Gale V. King
Ronald P. O’Hanley

88	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
Compensation Tables
2023 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Stock Awards		Non-Equity Incentive Plan Compensation		Change in Pension Value & Non-Qualified Deferred Compensation Earnings		All Other Compensation		Total
		($)	($)		($)		($)		($)		($)		($)
Richard P. McKenney
President and Chief Executive Officer, and a Director	2023	1,100,000	—		4,499,992	(2)	13,185,751	(3)	78,000	(6)	863,479	(8)	19,727,222
	2022	1,090,385	—		4,200,000		3,761,828	(4)	—		551,176	(7)	9,603,389
	2021	1,050,000	—		3,750,010		4,263,000	(5)	—		286,670		9,349,680
Steven A. Zabel
Executive Vice President, Chief Financial Officer	2023	656,154	—		880,002	(2)	2,737,337	(3)	—		418,598	(8)	4,692,091
	2022	637,116	129,016	(4)	773,445		1,290,160	(4)	—		174,770		3,004,507
	2021	620,192	—		600,005		1,214,930	(5)	—		128,138		2,563,265
Lisa G. Iglesias
Executive Vice President, General Counsel	2023	565,000	—		450,596	(2)	1,718,581	(3)	—		163,076	(8)	2,897,253
	2022	562,116	—		371,240		843,174	(4)	—		125,588		1,902,118
	2021	550,000	—		371,253		798,518	(5)	—		103,624		1,823,395
Timothy G. Arnold
Executive Vice President, Voluntary Benefits & President, Colonial Life	2023	533,077	—		328,104	(2)	1,486,693	(3)	179,000	(6)	367,631	(8)	2,894,505
	2022	520,199	—		343,768		741,284	(4)	—		272,438		1,877,689
	2021	500,035	—		328,141		738,417	(5)	—		62,985		1,629,578
Michael Q. Simonds(1)
Former Executive Vice President, Chief Operating Officer	2023	744,231	—		1,188,010	(2)	2,039,846	(3)	145,000	(6)	416,233	(8)	4,533,320
	2022	716,154	150,393	(4)	962,492		1,503,924	(4)	—		237,662		3,570,625
	2021	700,000	—		847,470		1,550,850	(5)	—		144,113		3,242,433
(1)Mr. Simonds served as the company's Chief Operating Officer until he resigned from the company effective February 9, 2024.
(2)These amounts reflect the value of restricted stock units (RSUs) granted on March 1, 2023 for performance in 2022 (see page 71 for details). See Note 13 ("Stock-Based Compensation") to our consolidated financial statements in our 2023 Form 10-K for additional information about the company's accounting for share-based compensation arrangements. The grant date fair value of the RSUs was calculated in accordance with ASC Topic 718 as the number of units granted multiplied by $45.57, the closing market price of shares of company stock on the grant date.
(3)These amounts reflect both annual and long-term incentive awards. The annual incentive awards were paid in March 2024 for performance in 2023. The long-term incentive awards consist of cash incentive units (CIUs) and cash success units (CSUs). CIUs were granted in 2021, and vested on December 31, 2023, with a final achievement factor of 193%. As a result, our NEOs received the following amounts upon settlement of the vested CIUs: $7,237,500 for Mr. McKenney; $1,158,000 for Mr. Zabel; $716,513 for Ms. Iglesias; $633,326 for Mr. Arnold; and $1,635,596 for Mr. Simonds. CSUs were granted in 2020 under the one-time Success Incentive Plan (SIP). One-third of the CSUs vested at the end of the second performance period, on December 31, 2023. As a result, our NEOs received the following amounts upon settlement of the vested CSUs: $1,617,000 for Mr. McKenney; $277,200 for Mr. Zabel; $171,518 for Ms. Iglesias, $144,375 for Mr. Arnold; and $404,250 for Mr. Simonds. Additional details can be found in the Annual and Long-Term Incentive Programs section.

2024 UNUM GROUP PROXY STATEMENT	89

COMPENSATION TABLES
(4)Amounts reflect the annual incentive awards paid in March 2023 for performance in 2022. As required under SEC rules, the 10% discretionary adjustments approved for Messrs. Zabel and Simonds (as discussed in our 2023 Proxy Statement) are reported in the "Bonus" column.
(5)These amounts reflect both annual and long-term incentive awards. The annual incentive awards were paid in March 2022 for performance in 2021. The long-term incentive awards consist of cash success units (CSUs) which were granted in 2020 under the one-time Success Incentive Plan. One-third of the CSUs vested at the end of the first performance period, on December 31, 2021.
(6)Pension values may fluctuate from year-to-year depending on a number of factors, including age at benefit commencement and the assumptions used to determine the present value, such as the discount rate and mortality rate. The assumptions used by the company in calculating the change in pension value are described beginning on page 95 and are consistent with those set forth in Note 11 of our Consolidated Financial Statements in Part II, Item 8 of our 2023 Form 10-K, except as otherwise provided in footnotes to the Pension Benefits table on page 95.
(7)The "All Other Compensation" amount for 2022 was corrected for Mr. McKenney due to an inadvertent omission of incremental costs associated with deadhead flights for his personal use of the company aircraft. This increased Mr. McKenney's 2022 summary compensation total by $6,522.
(8)"All Other Compensation" amounts are set forth in the following table.

2023 ALL OTHER COMPENSATION
	McKenney	Zabel	Iglesias	Arnold	Simonds
Employee and Spouse/Guest Attendance at Company Business Functions(a)	$118,022	$102,522	$2,442	$120,448	$89,150
Financial Planning/Tax Services	14,625	11,613	10,060	11,169	15,756
Personal Use of Company Aircraft(b)	58,902	—	—	—	—
Total Perquisites	$191,549	$114,135	$12,502	$131,617	$104,906
Matching Gifts Program(c)	10,000	10,000	10,000	10,000	10,000
Company Matching Contributions Under our Qualified and Non-Qualified Defined Contribution Retirement Plan(d)	243,092	103,766	70,409	63,718	119,927
Company Contributions to the Qualified and Non-Qualified Defined Contribution Retirement Plan(e)	218,782	93,390	63,368	57,346	107,935
Non-Resident State Taxes(f)	84,857	22,668	3,253	3,076	1,643
Tax Reimbursement Payments(g)	115,199	74,639	3,544	101,874	71,822
Total All Other Compensation	$863,479	$418,598	$163,076	$367,631	$416,233
(a)Spouses or guests sometimes accompany the NEOs at company business functions. Amounts shown represent the incremental cost to the company for such attendance.
When these trips included travel on the company aircraft, the incremental cost to the company of such travel was calculated to determine amounts to be reported. For purposes of compensation disclosure, the use of company aircraft is valued using an incremental cost that takes into account fuel costs, landing fees, parking, weather monitoring and maintenance fees per hour of flight. Crew travel expenses are included based on the actual amount incurred for a particular trip. Fixed costs associated with travel on the company aircraft that do not change based on level of usage, such as pilot salaries and depreciation of the aircraft, are excluded. On occasion, executives and/or their spouses fly on the company aircraft as additional passengers on business flights, for which there is no incremental cost.
When spouse or guest attendance is expected, a tax gross-up payment is provided. Where applicable, these payments have been included under "Tax Reimbursement Payments".
(b)Mr. McKenney is allowed 20 hours of personal use of the company aircraft paid by the company per year. For purposes of compensation disclosure, the use of company aircraft is valued using an incremental cost that takes into account fuel costs, landing fees, parking, weather monitoring and maintenance fees per hour of flight. Crew travel expenses are included based on the actual amount incurred for a particular trip. We also allocate incremental costs in the event that a deadhead flight is required to reposition the aircraft during a personal trip. Fixed costs associated with travel on the company aircraft that do not change based on level of usage, such as pilot salaries and depreciation of the aircraft, are excluded. Income is imputed to Mr. McKenney for this usage and he is responsible for the taxes incurred (i.e., the amount is not grossed-up for taxes).
(c)Amounts represent those provided through our Matching Gifts Program, available to all full-time employees and non-employee directors. During 2023, the company matched eligible gifts from a minimum of $50 to an aggregate maximum gift of $10,000 per employee. Amounts listed only represent company matching gifts made to qualified non-profit organizations and educational institutions on behalf of the NEOs, and do not represent total charitable contributions made by them during the year. Additionally, all full-time employees and non-employee directors were eligible to make a Unum Political Action Committee (PAC) contribution. For those who contribute to the UnumPAC and utilize the matching contribution feature, the company will make a matching contribution to the qualifying charity of the employee's choice up to the $10,000 matching gift limit in the following year. Therefore, if a NEO elected a match for their 2022 UnumPAC contributions, the matching gift was made in 2023 and is reflected in this amount.

90	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
(d)Amounts represent the aggregate matching contributions into our 401(k) Plan as well as matching contributions into our Non-Qualified Plan. Matching contributions under our 401(k) Plan are provided to all eligible employees participating in the plan as described in the Retirement and Workplace Benefits section. Matching contributions under our Non-Qualified Plan are provided to eligible officers participating in the plan. The company matched contributions dollar-for-dollar up to 5% of eligible earnings in 2023 under both the 401(k) Plan and Non-Qualified Plan.
(e)These amounts represent the aggregate of company contributions under our 401(k) and Non-Qualified Plans as described in the Retirement and Workplace Benefits section. Full-time employees with one year of service with the company receive 4.5% of their salary and annual incentive contributed into their 401(k) Plan.
(f)Many of our employees are required to travel to other company locations outside of their primary state of employment. While working in a state other than their primary state of employment, employees may become subject to state income taxes in that state if days worked or earnings accrued exceed an amount specified under state law. When this happens, we pay the state income tax on behalf of those employees (including our NEOs) and gross-up the income amount for taxes (gross-ups on these amounts are included in "Tax Reimbursement Payments"). The employee remains responsible for any taxes they would have incurred had they worked only in their primary state of employment.
(g)Amounts represent tax payments made by us on behalf of each NEO relating to Employee and Spouse/Guest Attendance at Company Business Functions and/or Non-Resident State Taxes.

2024 UNUM GROUP PROXY STATEMENT	91

COMPENSATION TABLES
2023 Grants of Plan-Based Awards

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)				All Other Stock Awards (Number of Shares of Stock or Units) (#)(1)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Approval Date	Award Type	Threshold	Target	Max
McKenney			AIP	687,500	2,750,001	5,500,002	(2)
	3/1/2023	2/20/2023	CIU		4,500,000	9,000,000	(3)
	3/1/2023	2/20/2023	RSU					98,749	4,499,992	(4)
Zabel			AIP	221,452	885,808	1,771,616	(2)
	3/1/2023	2/20/2023	CIU		880,000	1,760,000	(3)
	3/1/2023	2/20/2023	RSU					19,311	880,002	(4)
Iglesias			AIP	141,250	565,000	1,130,000	(2)
	3/1/2023	2/26/2023	CIU		450,588	901,175	(3)
	3/1/2023	2/26/2023	RSU					9,888	450,596	(4)
Arnold			AIP	126,606	506,423	1,012,846	(2)
	3/1/2023	2/20/2023	CIU		328,125	656,250	(3)
	3/1/2023	2/20/2023	RSU					7,200	328,104	(4)
Simonds(5)			AIP	279,087	1,116,346	2,232,692	(2)
	3/1/2023	2/20/2023	CIU		1,188,000	2,376,000	(3)
	3/1/2023	2/20/2023	RSU					26,070	1,188,010	(4)
(1)Restricted stock units (RSUs) were granted on March 1, 2023 under the 2022 Stock Incentive Plan. Details are provided in the Long-Term Incentive Granted in 2023 table and related footnotes on page 71.
(2)The amounts in this row reflect the threshold, target, and maximum award that could be earned in 2023 under the Annual Incentive Plan (AIP). For the AIP, the threshold is 25% of the amount shown in the "Target" column and reflects the payout that would have been earned based on threshold achievement of each of the performance measures. Target amounts are based on the individuals’ earnings for 2023 and their annual incentive target. The maximum award is 200% of such target.
(3)The amounts in this row reflect the target and maximum award for the cash incentive units (CIUs) awarded under the Long-Term Incentive plan. The actual amount that will be issued will be determined based on the achievement of the three-year performance goals (2023-2025), modified by relative total shareholder return, as described in further detail in the Long-Term Incentive section.
(4)The grant date fair value of the RSUs granted on March 1, 2023 was calculated as the number of units granted multiplied by $45.57, the closing market price of shares of company stock on the grant date.
(5)Each of the awards granted to Mr. Simonds during 2023 was forfeited when he resigned from the company in February 2024.

92	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
2023 Outstanding Equity Awards at Fiscal Year-End

STOCK AWARDS
	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	($)	(#)	($)
McKenney	313,678	14,184,519	—	—
Zabel	49,943	2,258,422	—	—
Iglesias	30,504	1,379,391	—	—
Arnold	25,529	1,154,421	—	—
Simonds(3)	76,496	3,459,149	—	—
(1)The amounts in the "Number of Shares or Units of Stock That Have Not Vested" column represent the aggregate value of outstanding and unvested restricted stock units (RSUs) and stock success units (SSUs) based on the closing stock price of $45.22 on December 29, 2023, the last trading day of the year. Dividends on these awards are accrued in cash and paid at the same time that the underlying RSUs and SSUs vest. As of December 31, 2023, our NEOs had the following amounts (rounded) of accrued cash dividends on their outstanding RSUs and SSUs: $776,511 for Mr. McKenney; $108,104 for Mr. Zabel; $76,224 for Ms. Iglesias; $65,496 for Mr. Arnold; and $186,490 for Mr. Simonds.
(2)SSUs were granted in August 2020 and have a six-year term, with the opportunity for proportional accelerated vesting after one-, three- and five-year performance periods. Each performance period began on January 1, 2021 and the awards will vest in full on the sixth anniversary of the grant date (August 2026), subject to the executive’s continued employment, unless vesting is accelerated based on the company’s achievement of three performance hurdles. As of December 31, 2023, one-third of the SSU awards remained outstanding.
(3)All of Mr. Simonds' outstanding and unvested RSUs and SSUs, and the related accrued cash dividends, were forfeited when he resigned from the company effective February 9, 2024.
Vesting Schedule for Unvested Restricted Stock Units

		Number of Units Vesting(1)
Vesting Date	Grant Date	McKenney	Zabel	Iglesias	Arnold	Simonds(2)
March 1, 2024	3/1/2021	46,876	7,501	4,641	4,102	10,594
March 1, 2024	3/1/2022	51,563	9,495	4,558	4,220	11,816
March 1, 2024	3/1/2023	32,587	6,372	3,263	2,376	8,603
March 1, 2025	3/1/2022	53,125	9,784	4,696	4,349	12,175
March 1, 2025	3/1/2023	32,587	6,373	3,263	2,376	8,603
March 1, 2026	3/1/2023	33,575	6,566	3,362	2,448	8,864
August 24, 2026(3)	8/24/2020	63,365	3,852	6,721	5,658	15,841
Total		313,678	49,943	30,504	25,529	76,496
(1)Dividend equivalents accrue and settle in cash to the extent that the underlying RSUs and SSUs vest.
(2)Each of the unvested restricted stock units, and the related accrued cash dividends, for Mr. Simonds were forfeited when he resigned from the company effective February 9, 2024.
(3)These SSUs are eligible for accelerated vesting after a five-year performance period, conditioned upon achievement of the performance hurdles during the applicable performance period. See the details of the Success Incentive Plan beginning on page 62 of our 2021 Proxy Statement.

2024 UNUM GROUP PROXY STATEMENT	93

COMPENSATION TABLES
2023 Stock Vested

	Stock Awards
	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)(3)
	(#)	($)
McKenney(4)	205,018	9,920,673
Zabel	25,775	1,237,893
Iglesias	21,001	1,018,118
Arnold	18,707	906,523
Simonds	46,459	2,248,045
(1)Reflects the number of restricted stock units (RSUs) and stock success units (SSUs) that vested during 2023. A portion of the shares acquired upon each vesting event were withheld to cover taxes due upon vesting.
(2)RSUs were multiplied by the closing stock price on the vesting date, March 1, 2023. One-third of the SSUs that were granted in 2020 vested on December 31, 2023. They were multiplied by the closing stock price of $45.22 on December 29, 2023, the last trading day of the year. SSU performance was certified on February 19, 2024 (a holiday) and distributed based on the closing stock price on February 16, 2024 (the prior trading day) of $48.73 per share.
(3)Our NEOs had the following amounts (rounded) of accrued cash dividends on their vested RSUs and SSUs: $599,529 for
Mr. McKenney; $64,634 for Mr. Zabel; $63,386 for Ms. Iglesias; $55,967 for Mr. Arnold; and $136,290 for Mr. Simonds. Accrued cash dividends are included in the "Value Realized on Vesting" column and were distributed at the time the underlying stock awards were distributed. Prior to the distribution of the vested SSU awards, the first quarter 2024 dividend was paid in February 2024 and was due on the SSUs which had vested on December 31, 2023. Therefore, the following amounts were included in the distribution of the SSUs: $22,448 for Mr. McKenney, $1,364 for Mr. Zabel; $2,381 for Ms. Iglesias; $2,004 for Mr. Arnold; and $5,612 for Mr. Simonds. These February 2024 amounts were excluded from the "Value Realized on Vesting" column above since they were earned after the vesting date of the SSUs. A portion of the cash was withheld to cover taxes due upon vesting.
(4)Per the terms of the award agreement, 50% of Mr. McKenney's 2020 RSU awards (representing 23,229 shares that vested during 2023) were settled in cash.

94	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
Current Value of Pension Benefits
Pension benefits payable to each NEO (excluding Mr. Zabel and Ms. Iglesias, who do not participate in the company's pension plans) are summarized in the following table.

PENSION BENEFITS
	Plan Name	Number of Years of Credited Service(1) (#)	Present Value of Accumulated Benefits(2) ($)	Payments During Last Fiscal Year ($)
McKenney	Qualified	4.42	103,000	—
	Excess	4.42	566,000	—
Arnold	Qualified	28.83	1,182,000	—
	Excess	28.83	600,000	—
Simonds	Qualified	16.25	482,000	—
	Excess	16.25	640,000	—
(1)All calculations utilize credited service and pensionable earnings as of the pension freeze date, December 31, 2013. Therefore, the credited service shown reflects service through December 31, 2013. While all named executives have continued in service through the December 31, 2023 measurement date, no additional pensionable earnings or credited service have been accrued following the freeze date.
(2)The "Present Value of Accumulated Benefits" is based upon a measurement date of December 31, 2023, which is the same measurement date used for financial statement reporting purposes for the company’s audited financial statements as found in Note 11 to the Consolidated Financial Statements contained in the company’s 2023 Form 10-K. All calculations utilize the following assumptions:
•Retirement Age: Assumes age 65.
•Discount Rate: 5.40%
•Salary Increase Rate: Not applicable.
•Social Security Indexing Rate: 3.5% to index the Qualified and Excess Plan benefits from the measurement date to commencement date.
•Pension Increase Rate: Not applicable.
•Pre-Retirement Decrements: None.
•Post-Retirement Mortality Table: Pri-2012 Mortality Tables projected using fully generational Scale MP-2020.

2024 UNUM GROUP PROXY STATEMENT	95

COMPENSATION TABLES
Non-Qualified Deferred Compensation
We maintain one active non-qualified defined contribution plan (Non-Qualified Plan) that allows for deferrals of compensation by our NEOs.

NON-QUALIFIED DEFERRED COMPENSATION
	Plan	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
		($)	($)	($)	($)	($)
McKenney	Non-Qualified DC	226,592	430,524	1,077,152	—	5,969,990
Zabel	Non-Qualified DC	87,266	165,806	163,201	—	899,944
Iglesias	Non-Qualified DC	215,635	102,427	306,549	—	2,109,279
Arnold	Non-Qualified DC	94,436	89,714	508,347	—	2,425,213
Simonds	Non-Qualified DC	206,855	196,512	447,960	—	2,628,626
(1)These amounts are included in the Summary Compensation Table, as applicable, in the "Salary" and "Non-Equity Incentive Plan Compensation" columns for 2023 for each NEO.
(2)These amounts represent company contributions through our Non-Qualified Plan, as described in the Retirement and Workplace Benefits section. The amounts are included in the "All Other Compensation" column of the Summary Compensation Table for 2023 for each NEO.
(3)These amounts were not included in the Summary Compensation Table because investment earnings were not preferential or above market. The investment options under the non-qualified retirement plans are generally the same choices available to all employees that are eligible to participate in the 401(k) Plan and NEOs do not receive preferential earnings on their investments.
(4)This column includes the following amounts that were reported in prior years' Summary Compensation Tables in the "Salary," "Non-Equity Incentive Plan Compensation," or "All Other Compensation" columns, as applicable, to the extent that the NEO was an NEO at the time: $3,163,438 for Mr. McKenney; $443,244 for Mr. Zabel; $1,307,691 for Ms. Iglesias; $727,580 for Mr. Arnold; and $1,329,597 for Mr. Simonds.

96	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
Post-Employment Compensation
The discussion below outlines estimated benefits payable to our NEOs under various termination scenarios as of December 31, 2023.
The following terminology will be used throughout the discussion of the various termination scenarios:

TERMINATION DEFINITIONS
Termination with cause
One or more of the following factors is present: the failure to substantially perform duties; the willful engagement in illegal conduct or gross misconduct harmful to the company; or the conviction of a felony (or plea of "guilty" or "no contest").

Termination without cause
One or more of the following factors is present: poor performance, other than for misconduct or cause (as defined above); job elimination; job requalification; or the decision to fill the position with a different resource consistent with the direction of the company.

Resignation for good reason
One or more of the following events have preceded the resignation of the NEO: assignment to a position inconsistent with his or her existing position or any other action that diminishes such position; reduction of his or her base salary or annual incentive target; failure to continue any material employee benefit or compensation plan in which he or she participates; or relocation to an office more than 50 miles from his or her location.

Change in control
A change in control occurs when one of the following situations exists: (a) the incumbent directors at the beginning of any two-year period cease to constitute a majority of the Board during such period; (b) an entity acquires 20% of our voting stock (30% in some instances); (c) we consummate certain transactions such as a merger or disposition of substantially all of our assets; or (d) shareholders approve a plan of liquidation or distribution.
In the event of any termination of employment, each NEO would receive benefits to which he or she is entitled, including any unpaid base salary through the date of termination, accrued vacation, and accrued benefits under the retirement plans.
Severance and Change in Control Arrangements
We have the following severance and change in control contracts and plans covering the NEOs.
SEVERANCE BENEFITS
The company provides severance benefits to all employees (including our NEOs) in the event of involuntary termination, other than for death, disability or cause. In general, we provide severance in order to give our employees competitive benefits with respect to the possibility of an involuntary termination of their employment.
Pursuant to arrangements more fully described in the next section, severance benefits would be provided to the NEOs as follows: (1) to Mr. McKenney under a severance agreement dated effective as of April 1, 2015, and (2) to the other NEOs under our Separation Pay Plan for Executive Vice Presidents and applicable change in control severance agreements.
When termination of employment is accompanied by severance payments, the former executive is required to release claims he or she may have against us, and to provide us with certain confidentiality, non-solicitation, non-competition, and non-disparagement covenants. We also agree to indemnify the former executive for certain actions taken on the company’s behalf during his or her employment.

2024 UNUM GROUP PROXY STATEMENT	97

COMPENSATION TABLES
CHANGE IN CONTROL AGREEMENTS
Each NEO, other than Mr. McKenney, is covered by a standalone change in control severance agreement with the company. These agreements provide an enhanced severance benefit in the event of a termination following a change in control. This ensures the covered executives remain focused during the critical times before and after a major corporate transaction, regardless of any uncertainty created by the transaction with respect to their future employment.
None of the NEOs has an excise tax gross-up provision in his or her agreement.
As indicated above, change in control benefits are available to Mr. McKenney under his severance agreement. Mr. McKenney's agreement specifically addresses post-employment payments, including in the event of a termination of employment in connection with a change in control.
In the event of termination within the two year period immediately following the occurrence of a change in control, our NEOs (including Mr. McKenney) would receive the following benefits under their respective agreements:
•A multiple of the sum of base salary and annual incentive, which for Mr. McKenney is three times the sum of his annual base salary and the average of the annual incentive paid to him in the three years prior to the date of termination, and for the other NEOs is two times the sum of his or her annual base salary and annual incentive (the greater of the current year target or the prior year annual incentive paid);
•Prorated annual incentive through the date of termination of employment, which prorated amount for Mr. McKenney is based on the average of the annual incentive paid to him in the three most recent calendar years, and for the other NEOs is based on the greater of the current year target or the prior year annual incentive paid;
•Health and welfare benefits, which for Mr. McKenney are provided for up to three years, and for the other NEOs are provided for up to two years;
•Outplacement services (20% of base salary, maximum of $50,000); and
•Accelerated vesting of unvested cash incentive units (CIUs), cash success units (CSUs) and equity awards (including stock success units (SSUs)), that were assumed upon the change in control, but only if the termination of employment was due to death or disability, by the company without cause, or by the executive for good reason. The date of a change in control shall be deemed the last day of the performance period solely for the purpose of calculating performance for CIUs.
Notwithstanding the above, the change in control payments would be reduced if the reduction would result in greater after-tax proceeds to the executive absent the reduction. Otherwise, the executive would receive the above payments and be responsible for paying any excise tax (e.g., under Section 4999 of the Code) imposed on the payments.
TERMINATIONS NOT RELATED TO A CHANGE IN CONTROL
There are instances in which a NEO’s employment may be terminated that does not involve a change in control. The company may terminate employment for cause or without cause. Additionally, termination of employment may occur upon a NEO’s voluntary resignation, retirement, death, or becoming disabled.
In the event of the death, disability or retirement (if eligible) of a NEO, all of the NEO’s unvested restricted stock units (RSUs) would vest. In the event of termination of employment as a result of job elimination or requalification (or, in the case of Mr. McKenney, resignation for good reason), the NEOs would vest in a pro-rata portion of earned CIUs and in the event of termination of employment as a result of death, disability, or retirement, the NEOs would vest in earned CIUs, in each case on the date that such awards would otherwise be settled based on actual performance. However, to the extent necessary to avoid the imposition of penalty taxes under Code Section 409A, stock would not be distributed until at least six months after the date of termination.

98	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
NEOs receive additional benefits depending upon the termination scenario as outlined in the following table:

TERMINATION BENEFITS AVAILABLE TO CEO AND OTHER NEOs UNDER NON-CHANGE IN CONTROL SCENARIOS
Benefits Received	Termination for Cause or Voluntary Resignation	Termination Without Cause or Resignation with Good Reason*	Disability	Death	Retirement
Severance(1)		CEO, Other NEOs
Prorated Annual Incentive(2)		CEO	CEO, Other NEOs	CEO, Other NEOs	If Retirement Eligible
Early Vesting of Long-Term Incentive(3)(4)		CEO	CEO, Other NEOs	CEO, Other NEOs	If Retirement Eligible
Benefit Continuation(5)		CEO
Outplacement Services(6)		CEO, Other NEOs
Disability Benefits(7)			CEO, Other NEOs
Group Life Ins. Benefits(8)				CEO, Other NEOs
Corporate Owned Life Ins.(8)				CEO/Other NEOs who gave approval
 *    Mr. McKenney is the only NEO entitled to benefits in the event of a resignation for good reason other than in connection with a change in control.
(1)If Mr. McKenney is terminated without cause or resigns with good reason, he will receive severance of two times the sum of his annual base salary and the average of the annual incentive paid to him in the three years prior to the date of termination. Other NEOs who are terminated without cause will receive 18 months of base salary. See the following table for termination benefits related to a change in control.
(2)Annual incentive will be prorated based on the date of termination of employment. For all NEOs other than Mr. McKenney, the NEO will be eligible for prorated annual incentive in the event of death, disability, or retirement (if eligible) only if such termination occurs on or after the last pay period in June.
(3)Mr. McKenney is eligible for retirement status under the terms of the Stock Incentive Plan of 2017 and the 2022 Stock Incentive Plan. Therefore, if he is terminated without cause or resigns for good reason, his unvested RSUs will accelerate vesting under the terms of the award agreements. Additionally, he would be eligible to receive his unvested CIUs based on actual performance at the end of the three-year performance cycle.
(4)For all NEOs, absent a change in control and in the event of death, disability, or retirement (if eligible), their unvested RSUs will accelerate. Additionally, they would be eligible to receive any unvested CIUs based on actual performance at the end of the three-year performance cycle. Absent a change in control, all unvested CSUs and SSUs would be forfeited.
(5)If Mr. McKenney is terminated without cause or resigns with good reason, he will receive health and welfare benefits for up to two years.
(6)Outplacement services are capped at 20% of base salary (up to a maximum of $50,000).
(7)Consists of monthly benefits from the company’s long-term disability plan until the earlier of age 65 or death.
(8)Group life insurance benefits are $50,000 for each full-time employee. Corporate owned life insurance (COLI) benefits are applicable for each NEO who was eligible at the time of purchase and gave their approval. The beneficiary (as defined in the policy) will receive $200,000 if the NEO is an active employee at death, or $50,000 if the NEO is not an active employee at death. Mr. Arnold is covered under two COLI benefits; his beneficiary will receive a total of $400,000 if Mr. Arnold is active at death, or $50,000 if he is not an active employee at death.
TERMINATION PAYMENTS
Termination payments are provided to NEOs as outlined in the following table and vary with the circumstances under which the termination occurs. In the event of termination as a result of death, payments will be made to the named executive officer’s beneficiary.
Consistent with SEC requirements, all termination scenarios in the table below assume a termination date of December 31, 2023. Accordingly, all calculations in the following table were made using the closing market price of our common stock of $45.22 per share on December 29, 2023, the last trading day of the year. We have excluded amounts received as an annuity under our retirement plans. The amounts shown in the table also do not include distributions of plan balances under the Non-Qualified Plan, which are shown in the Non-Qualified Deferred Compensation table on page 96.

2024 UNUM GROUP PROXY STATEMENT	99

COMPENSATION TABLES
The amounts in the following table are hypothetical based on the rules of the SEC. Actual payments depend on the circumstances and timing of any termination. The information provided in this table constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

TERMINATION TABLE
Termination Scenario	McKenney	Zabel	Iglesias	Arnold
	($)	($)	($)	($)
Termination for Cause or Voluntary Resignation
	—	—	—	—
Total	—	—	—	—
Termination Without Cause or Resignation with Good Reason (CEO)
Severance	7,680,193	990,000	847,500	802,500
Prorated Annual Incentive(1)	2,740,097	—	—	—
Early Vesting of Long-Term Incentive(2)	20,535,552	—	—	—
Benefit Continuation	106,547	—	—	—
Outplacement Services	50,000	50,000	50,000	50,000
Total	$31,112,389	$1,040,000	$897,500	$852,500
Disability
Prorated Annual Incentive(1)(3)	2,740,097	1,302,137	830,550	708,992
Early Vesting of Long-Term Incentive(4)	20,535,552	3,829,964	1,945,939	1,612,735
Disability Benefits	230,214	224,374	163,714	97,222
Total	$23,505,863	$5,356,475	$2,940,203	$2,418,949
Death
Prorated Annual Incentive(1)(3)	2,740,097	1,302,137	830,550	708,992
Early Vesting of Long-Term Incentive(4)	20,535,552	3,829,964	1,945,939	1,612,735
Group Life Ins. Benefits	50,000	50,000	50,000	50,000
Corporate Owned Life Ins.	200,000	200,000	200,000	400,000
Total	$23,525,649	$5,382,101	$3,026,489	$2,771,727
Termination Related to a Change in Control
Severance	11,520,290	4,158,352	2,816,348	2,552,568
Prorated Annual Incentive(1)(3)	2,740,097	891,000	565,000	508,250
Early Vesting of Long-Term Incentive	25,327,031	4,305,564	2,454,166	2,040,566
Benefit Continuation	159,820	70,511	119,852	84,556
Outplacement Services	50,000	50,000	50,000	50,000
DC Enhancement(5)	438,000	—	—	—
280G Cut-back(6)	(440,402)	—	—	—
Total	$39,794,836	$9,475,427	$6,005,366	$5,235,940
Retirement
Prorated Annual Incentive(7)	—	—	—	708,992
Early Vesting of Long-Term Incentive(2)	20,535,552	3,829,964	1,945,939	1,612,735
Total	20,535,552	3,829,964	1,945,939	$2,321,727

100	2024 UNUM GROUP PROXY STATEMENT

COMPENSATION TABLES
(1)In these scenarios, per the terms of Mr. McKenney’s severance agreement, he would be entitled to a prorated annual incentive. The amount is to be calculated using the average of the annual bonuses paid for the three most-recent calendar years.
(2)In the event Mr. McKenney resigns with good reason, the amount shown in the table represents the value of the RSUs (and their related accrued cash dividends) that would vest at a market price of $45.22, the closing price of our stock on December 29, 2023, the last trading day of the year plus the value of outstanding CIUs. In the event of job elimination, each of the NEOs listed in this table are eligible for retirement status under the terms of the Stock Incentive Plan of 2017 and the 2022 Stock Incentive Plan. Therefore, the amount shown in the table for retirement represents the value of the RSUs (and their related accrued cash dividends) that would vest at a market price of $45.22, the closing price of our stock on December 29, 2023, the last trading day of the year, plus the value of CIUs. In the event Mr. McKenney resigns with good reason or if any of the NEOs listed in this table have a job elimination or requalification (which would be treated as 'retirement' given their eligibility), the CIUs would vest based on actual performance at the end of the three-year performance cycle. In accordance with Regulation S-K, Item 402(j), the CIUs are reported at target levels since the final achievement is not yet determined.
(3)Per the terms of the Annual Incentive Plan, in the event of death or disability during the plan year, on or after the last payday of June, the participant or their beneficiary (as applicable) would receive a prorated payment based on plan results. Per the terms of the change in control severance agreements, in the event of a change in control for NEOs other than Mr. McKenney, each NEO is eligible for a prorated annual incentive based on the higher of the executive's prior year actual or the current year target bonus.
(4)The amounts reported include RSUs (and their related accrued cash dividends) that would accelerate vesting in the event of disability, death or retirement (if eligible) plus the value of CIUs at target. The CIUs may be fully earned in the event of disability, death or retirement, based on the satisfaction of the performance goals. The awards would not be payable until the end of the applicable performance period. In accordance with Regulation S-K, Item 402(j), the CIUs are reported at target levels since the final achievement is not yet determined.
(5)Defined Contribution (DC) enhancement is a lump sum payment representing the amount resulting from multiplying the company’s non-contributory retirement plan contributions times two additional years of eligible earnings. Mr. McKenney is the only NEO who is eligible for this benefit.
(6)For each of the NEOs, benefits and payments are subject to a cutback to eliminate any excise tax payable under Section 4999 of the Code if the net after-tax amount that each would receive with respect to such payments or benefits exceeds the net after-tax amount each NEO would receive if the amounts of such payments and benefits were not reduced and each paid the excise tax. In respect of a termination occurring as of December 31, 2023, Mr. McKenney would receive a greater benefit by having such benefits and payments reduced than by receiving such benefits and payments and paying the excise tax. The amount included above (which reduces the total for the termination scenario) is the amount by which such payments and benefits must be reduced in order for Mr. McKenney to avoid paying the excise tax.
(7)Mr. Arnold is eligible for retirement status under the terms of the Annual Incentive Plan as of December 31, 2023 and would be eligible for a prorated annual incentive in the event of retirement. The remaining NEOs did not meet the eligibility criteria for retirement status under the terms of the Annual Incentive Plan as of December 31, 2023 and therefore would not have been eligible for a prorated annual incentive payment in the event of retirement.

Because Mr. Simonds resigned from the company effective February 9, 2024, he has not been included in the termination table shown above. In connection with his resignation from the company, Mr. Simonds was not entitled to any severance or separation benefits and he forfeited outstanding long-term incentive awards that had not vested per the terms and conditions of each outstanding award. Upon his resignation, he received the following payments and benefits:
•Accrued pension benefits, as described in the Current Value of Pension Benefits table on page 95, will be paid beginning no later than age 65;
•Per the terms of the Corporate Owned Life Insurance Policy purchased in 2018, his beneficiary will receive a payment of $50,000 upon his death; and
•Non-qualified deferred compensation payments, as described in the Non-Qualified Deferred Compensation table on page 96, will be paid at age 60.

2024 UNUM GROUP PROXY STATEMENT	101

CEO PAY RATIO
CEO Pay Ratio
As required by SEC rules, we are providing the following information about the ratio of the annual total compensation of our median compensated employee to the annual total compensation of our Chief Executive Officer.
The 2023 annual total compensation of the median employee as of December 31, 2023 was $72,731. The 2023 annual total compensation of Richard McKenney, our Chief Executive Officer, was $19,727,222. The ratio of these amounts (also referred to as the "CEO pay ratio") was 1‑to‑271.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records. The SEC’s rules regarding the identification of the median compensated employee and the process of calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their unique employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the CEO pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
As permitted by SEC rules, the CEO pay ratio for the 2023 fiscal year is calculated using the same median employee identified with respect to the 2021 fiscal year as there was no change in our employee population or employee compensation arrangements during the 2023 fiscal year that we reasonably believe would significantly impact our pay ratio disclosure. The steps described below were performed in early 2022 to determine the annual total compensation of the median employee for the 2021 fiscal year.
To identify our median employee, we began with our active employee population of approximately 10,250 employees as of December 31, 2021 (after excluding 276 employees in Poland). For these purposes, we identified the median compensated employee using base salary or hourly wages earned during fiscal 2021 and cash bonus paid for fiscal 2021. We annualized base salary or hourly wages, as applicable, for employees who were not designated as temporary or seasonal employees but who did not work for the entire year. Using this methodology, we determined that the median compensated employee was a full-time, non-exempt employee whose accountabilities include billing and premium reconciliation, plan changes and other service requests from customers. This employee is located in the eastern United States.
To calculate the CEO pay ratio for 2023, we identified the elements of our median employee's compensation for 2023 using the same methodology applied for calculating our CEO's total compensation as reported in the Summary Compensation Table, resulting in annual total compensation of $72,731.

102	2024 UNUM GROUP PROXY STATEMENT

PAY VERSUS PERFORMANCE
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance measures of the company. For information concerning the company’s pay for performance philosophy and how the company aligns executive compensation with the company’s performance, refer to the Compensation Discussion and Analysis beginning on page 59.
It is important to note that the "Total" amount set forth in the Summary Compensation Table (SCT) and the compensation actually paid (CAP) in the Pay Versus Performance (PVP) Table are not directly comparable. Each year presented in the SCT includes only the equity compensation granted during that year, whereas each year's CAP includes: (a) the year-end fair value of equity awards granted during the year, (b) the change in value during the year of unvested prior year equity awards and (c) the change in value from the beginning of the year to the vesting date for awards that vested during the year. Thus, the CAP includes both amounts paid or earned, as well as amounts derived from incremental accounting valuations for unvested equity awards that may never be earned or that could have different intrinsic values when earned.
In accordance with the SEC’s disclosure requirements, the following table sets forth information pertaining to the compensation of our principal executive officer (PEO) and our non-PEO named executive officers (collectively, the "other NEOs") and certain financial performance measures, for each of the fiscal years ended December 31, 2020, 2021, 2022 and 2023.

PAY VERSUS PERFORMANCE TABLE
					Value of Initial Fixed $100 Investment Based On:				CSM: After-Tax Adjusted Operating Earnings Per Share(8)
	SCT Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average SCT Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (in millions)(7)
	($)	($)	($)	($)	($)	($)	($)		($)
2023	19,727,222	22,041,904	3,754,292	4,004,378	184.7	142.9	1,283.8		7.66
2022	9,603,389	24,123,228	2,588,735	4,574,016	162.5	136.5	1,407.2	(9)	6.40	(9)
2021	9,349,680	11,191,987	2,351,144	2,586,034	93.6	123.7	981.0	(9)	4.48	(9)
2020	13,258,738	11,827,507	2,747,103	2,451,121	83.7	90.5	793.0		4.93

(1)    The dollar amounts reported in this column are the amounts reported for our PEO, Mr. McKenney (the Chief Executive Officer), for each of the corresponding years in the "Total" column in the SCT above.
(2)    The dollar amounts reported in this column represent the CAP to Mr. McKenney, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. McKenney. In accordance with these rules, these amounts reflect the "Total" as set forth in the SCT for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

2024 UNUM GROUP PROXY STATEMENT	103

PAY VERSUS PERFORMANCE

COMPENSATION ACTUALLY PAID TO PEO
	2023	2022		2021	2020
SCT Total	$19,727,222	$9,603,389	(a)	$9,349,680	$13,258,738
Less, value of “Stock Awards” reported in SCT	(4,499,992)	(4,200,000)		(3,750,010)	(9,906,877)
Less, Change in Pension Value reported in SCT	(78,000)	—		—	(167,000)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	4,570,104	6,560,938		3,509,430	10,464,357
Plus (less), year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	1,199,304	4,672,711		1,535,973	(954,629)
Plus (less), year-over-year change in fair value of equity awards granted in prior years that vested in the year	1,123,266	7,486,190		546,914	(867,082)
Plus, pension service cost for services rendered during the year	—	—		—	—
CAP to Mr. McKenney	$22,041,904	$24,123,228		$11,191,987	$11,827,507

(a)    Mr. McKenney's SCT Total for 2022 was corrected from what was previously reported in the 2023 Proxy Statement due to an inadvertent omission of incremental costs associated with deadhead flights for his personal use of the company aircraft in the "All Other Compensation" column of the Summary Compensation Table on page 89. This increased Mr. McKenney's 2022 SCT Total by $6,522.
(3)    The dollar amounts reported in this column represent the average of the amounts reported for our other NEOs as a group (excluding Mr. McKenney) in the "Total" column of the SCT in each applicable year. The names of each of the other NEOs included for these purposes in each applicable year are as follows: (i) for 2023, 2022 and 2020, Messrs. Zabel, Simonds and Arnold and Ms. Iglesias; and (ii) for 2021, Messrs. Zabel, Simonds and Bhasin and Ms. Iglesias.
(4)    The dollar amounts reported in this column represent the average CAP for the other NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts do not reflect the total compensation actually realized or received. In accordance with these rules, these amounts reflect the average "Total" as set forth in the SCT for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS
	2023	2022	2021	2020
Average SCT Total	$3,754,292	$2,588,735	$2,351,144	$2,747,103
Less, average value of Stock Awards reported in SCT	(711,678)	(612,736)	(539,057)	(1,293,689)
Less, average Change in Pension Value reported in SCT	(81,000)	—	—	(166,750)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	722,767	957,173	504,474	1,362,533
Plus (less), average year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	167,404	646,295	198,884	(108,536)
Plus (less), average year-over-year change in fair value of equity awards granted in prior years that vested in the year	152,593	994,549	70,589	(89,540)
Plus, average pension service cost for services rendered during the year	—	—	—	—
Average CAP to Non-PEO NEOs	$4,004,378	$4,574,016	$2,586,034	$2,451,121

(5)    Total Shareholder Return (TSR) is calculated by dividing the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.
(6)    The peer group used for this purpose is the S&P 500 Life & Health Insurance Sub Industry Index, which is consistent with the disclosure required under Regulation S-K Item 201(e).

104	2024 UNUM GROUP PROXY STATEMENT

PAY VERSUS PERFORMANCE
(7)    The dollar amounts reported represent the amount of net income reflected in the company’s audited financial statements for the applicable year.
(8)    The company-selected measure (CSM) is after-tax adjusted operating earnings per share (EPS), which is defined as net income adjusted to exclude after-tax net investment gains or losses and amortization of the cost of reinsurance as well as certain other items specified in the reconciliation of non-GAAP financial measures in Appendix A of this proxy statement divided by dilutive outstanding weighted average shares. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives.
(9)    Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the ASU 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date. As a result of such adjustments, the dollar amounts reported in the PVP Table for net income and after-tax adjusted operating earnings per share (EPS) for 2021 and 2022 are different than those reported in the PVP Table in our 2023 Proxy Statement.
Relationships Between Compensation Actually Paid and Performance Measures
As described in more detail in the Compensation Discussion and Analysis section above, the company's executive compensation program reflects a variable pay-for-performance philosophy. While the company utilizes several performance measures to align executive compensation with company performance, all of those measures are not presented in the PVP table above. Moreover, as discussed above, the company generally seeks to incentivize long-term performance, and therefore does not specifically align the company's performance measures with CAP for a particular year. In accordance with SEC rules, the following information explains how the CAP to our PEO, as well as the average CAP to our other NEOs, each compares to our cumulative total shareholder return (TSR), net income, and after-tax adjusted operating earnings per share. We have also addressed how our three-year TSR compares to the three-year TSR of the S&P 500 Life & Health Insurance Sub Industry Index ("S&P Life & Health Index").
Over the period from 2020 to 2023, like many other companies, we have faced challenges as the COVID-19 pandemic caused significant disruption to global markets, employment and business. During 2020 and 2021, we experienced significant increases in COVID-based claims incidence in our group life and disability lines, as well as leaves administered through our leave management business. During 2022 and continuing in 2023, the impacts of COVID-19 lessened and we returned to pre-pandemic operating levels, resulting in record earnings and strong growth.
Compensation actually paid to our PEO and other NEOs directionally aligns with our financial performance as summarized below.
•2023: The CAP to our PEO and other NEOs decreased relative to 2022, by 8.6% and 12.5%, respectively. There was an 8.8%(1) decrease in net income over 2022, as a result of unfavorable reserve assumption updates and increased operating expenses. Overall, the company experienced a strong financial year with a 19.7%(1) increase in after-tax adjusted operating earnings per share. Our TSR increased 13.7% in 2023 and we outperformed other peer companies in the S&P Life & Health Index.
•2022: The CAP to our PEO and other NEOs increased relative to 2021 and 2020, which was reflective of an excellent year for the company in 2022, as evidenced by 42.9%(1) growth in after-tax adjusted operating earnings per share, 43.4%(1) growth in net income, and TSR well above the S&P Life & Health Index and other peer companies. Other key factors driving the increase in CAP were the increase in achievement of our 2020 performance share unit (PSU) grant as well as the increase in our stock price during 2022.
•2021: The CAP to our PEO was 5.4% lower, and the average CAP for other NEOs was 5.5% higher, than 2020. We had solid financial results despite negative impacts of the COVID-19 pandemic, with after-tax adjusted operating earnings per share 9.1%(1) lower and net income higher than 2020. Our TSR, though still lagging the S&P Life & Health Index TSR, was up 11.8% relative to 2020.
•2020: With the onset of the pandemic during the year, we experienced lower after-tax adjusted operating earnings per share and net income levels than historical performance. Our TSR was more negatively impacted than the S&P Life & Health Index and other peer companies due in part to the impact of historically

2024 UNUM GROUP PROXY STATEMENT	105

PAY VERSUS PERFORMANCE
low interest rates and investor perceptions surrounding the long-term care industry. The CAP to our PEO and other NEOs was impacted by a one-time special performance grant during the year that was designed to encourage the achievement of critical business outcomes and to incent executives to continue employment with the company over the long term.
(1)    Prior financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the ASU 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date. As a result of such adjustments, the dollar amounts reported in the PVP Table for net income and after-tax adjusted operating earnings per share (EPS) for 2021 and 2022 are different than those reported in the PVP Table in our 2023 Proxy Statement.
Financial Performance Measures
The metrics that the company uses for both short- and long-term incentive awards are selected based on an objective of incentivizing NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the company to link executive compensation actually paid to the PEO and other NEOs, for the most recently completed fiscal year, to the company’s performance are as follows:

Most Important Performance Measures
After-tax adjusted operating earnings per share(1)
Consolidated adjusted operating return on equity(2)
Earned premium(3)
Sales
Relative total shareholder return

(1)    After-tax adjusted operating earnings per share is defined as net income adjusted to exclude after-tax net investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items specified in the reconciliation of non-GAAP financial measures in Appendix A of the proxy statement divided by dilutive outstanding weighted average shares. Information about the non-GAAP financial measures used in this proxy statement is set forth in “A Note About Non-GAAP Financial Measures” on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to Appendix A of this proxy statement.
(2)    Consolidated adjusted operating return on equity is calculated by dividing after-tax adjusted operating income by the average of the beginning- and end-of-year stockholders’ equity adjusted to exclude the net unrealized gain or loss on securities and the net gain or loss on hedges. Information about the non-GAAP financial measures used in this proxy statement is set forth in “A Note About Non-GAAP Financial Measures” on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to Appendix A of this proxy statement.
(3)    Earned premium is calculated for our core operations (Unum US, Unum International, and Colonial Life).

106	2024 UNUM GROUP PROXY STATEMENT

OWNERSHIP OF COMPANY SECURITIES
Ownership of Company Securities
The following table shows the number of shares of our common stock beneficially owned by each of our directors and named executive officers and by all directors and executive officers as a group, as of March 25, 2024. The table and related footnotes also include information about deferred share rights, restricted stock units (RSUs), and stock success units (SSUs) credited to the accounts of directors and executive officers under various compensation and benefit plans, in the column entitled "Shares Subject to Settleable Rights or Units". Based upon the representations made by each director and executive officer, we do not believe that any shares held by them are pledged as security. Except as otherwise indicated below, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

BENEFICIAL OWNERSHIP OF COMMON STOCK (as of March 25, 2024)
Name	Shares of Common Stock (1)	Shares Subject to Settleable Rights or Units (2) (3) (4)	Total Shares Beneficially Owned	Percent of Class
Theodore H. Bunting, Jr.	15,488	30,929	46,417	*
Susan L. Cross	31,575	23,910	55,485	*
Susan D. DeVore	30,215	3,839	34,054	*
Joseph J. Echevarria	—	86,402	86,402	*
Cynthia L. Egan	45,837	3,839	49,676	*
Kevin T. Kabat	108,397	6,307	114,704	*
Timothy F. Keaney	40,610	4,895	45,505	*
Gale V. King	1,366	10,526	11,892	*
Gloria C. Larson	34,049	92,297	126,346	*
Mojgan M. Lefebvre	—	2,142	2,142	*
Ronald P. O'Hanley	23,831	24,221	48,052	*
Richard P. McKenney	845,619	—	845,619	*
Steven A. Zabel	70,369	—	70,369	*
Lisa G. Iglesias	12,082	—	12,082	*
Timothy G. Arnold	50,835	—	50,835	*
Michael Q. Simonds	20,052	—	20,052	*
All directors and executive officers as a group (20 persons)	1,477,090	289,307	1,776,397	*
*    Denotes less than 1%.
(1)Includes 748 shares held indirectly by Mr. Arnold through the company’s 401(k) Plan as of March 25, 2024.
(2)Represents the number of shares underlying deferred share rights and RSUs payable solely in shares (including dividend equivalents accrued on such rights or units) that may be settled within 60 days after March 25, 2024, including deferred share rights and RSUs that may be settled upon the termination of a director’s service on the Board. For each non-employee director other than Ms. King and Ms. Lefebvre, the amount includes shares underlying unvested RSUs that would vest upon retirement because the director meets the years of service requirement. Does not include shares underlying RSUs (including dividend equivalents accrued thereon) and SSUs that will not vest or cannot be settled within 60 days after March 25, 2024.

2024 UNUM GROUP PROXY STATEMENT	107

OWNERSHIP OF COMPANY SECURITIES
(3)As of March 25, 2024, the total number of shares underlying deferred share rights (including dividend equivalents accrued thereon) held by our non-employee directors, including those rights which cannot be settled in shares or within 60 days after March 25, 2024 and thus are not deemed to be beneficially owned for purposes of this table, was as follows:

Bunting	—	Egan	—	Larson	51,230
Cross	9,925	Kabat	—	Lefebvre	2,142
DeVore	—	Keaney	1,056	O'Hanley	16,968
Echevarria	39,556	King	6,078

(4)As of March 25, 2024, the total number of shares underlying RSUs (including dividend equivalents accrued thereon) held by our directors and executive officers, including those units which will not vest, or be settled in shares, within 60 days after March 25, 2024 and thus are not deemed to be beneficially owned for purposes of this table, was as follows:

Bunting	45,592	Kabat	6,307	McKenney	227,679
Cross	13,985	Keaney	3,839	Zabel	48,025
DeVore	3,839	King	8,287	Iglesias	22,037
Echevarria	46,846	Larson	41,067	Arnold	19,062
Egan	3,839	Lefebvre	3,009	Simonds	—
		O'Hanley	8,716	All directors and executive officers as a group	602,358

In addition, as of March 25, 2024, the total number of shares underlying SSUs held by our executive officers (none are held by non-executive directors), which will not vest, or be settled in shares, within 60 days of March 25, 2024 and thus are not deemed to be beneficially owned for purposes of this table, was as follows: Mr. McKenney - 63,365; Mr. Zabel - 3,852; Ms. Iglesias - 6,721; Mr. Arnold - 5,658; Mr. Simonds - 0; and All executive officers as a group - 89,402.

108	2024 UNUM GROUP PROXY STATEMENT

OWNERSHIP OF COMPANY SECURITIES
Security Ownership of Certain Shareholders
Detailed information about the shareholders known to us to beneficially own more than 5% of our common stock can be found in the table below, including beneficial ownership based on sole and/or shared voting power and investment (dispositive) power. Information is given as of the dates noted in the footnotes below.

BENEFICIAL OWNERSHIP
	Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Common Stock Outstanding
BlackRock, Inc.(1)	50 Hudson Yards New York, NY 10001	23,412,977	12.00%
The Vanguard Group(2)	100 Vanguard Blvd. Malvern, PA 19355	20,590,655	10.56%
FMR LLC(3)	245 Summer Street Boston, MA 02210	14,731,277	7.55%
Norges Bank(4)	Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	13,190,044	6.76%
(1)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by BlackRock, Inc. on January 23, 2024, which reflects beneficial ownership as of December 31, 2023. BlackRock, Inc. reported that, in its capacity as the parent holding company or control person of the subsidiaries listed therein, it had sole voting power with respect to 22,444,697 shares of our common stock, sole dispositive power with respect to 23,412,977 shares of our common stock, and shared voting and dispositive power with respect to none of our shares.
(2)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by The Vanguard Group on February 13, 2024, which reflects beneficial ownership as of December 29, 2023. The Vanguard Group, Inc. reported that, in its capacity as investment adviser, it had sole voting power with respect to none of our shares of our common stock, shared voting power with respect to 88,062 shares of our common stock, sole dispositive power with respect to 20,297,332 shares of our common stock, and shared dispositive power with respect to 293,323 shares of our common stock.
(3)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by FMR LLC on February 9, 2024, which reflects beneficial ownership as of December 29, 2023. FMR LLC reported that, in its capacity as a parent holding company, it had sole voting power with respect to 14,479,194 shares of our common stock, sole dispositive power with respect to 14,731,277 shares of our common stock, and shared voting and dispositive power with respect to none of our shares. The Schedule 13G/A includes shares beneficially owned by subsidiaries controlled by or through FMR LLC, and Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR LLC, and/or members of the family of Abigail P. Johnson.
(4)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by Norges Bank on January 29, 2024, which reflects beneficial ownership as of December 31, 2023. Norges Bank reported that it had sole voting power with respect to 13,058,136 shares of our common stock, shared voting power with respect to none of our shares, sole dispositive power with respect to 13,058,136 shares of our common stock, and shared dispositive power with respect to 131,908 shares of our common stock.

2024 UNUM GROUP PROXY STATEMENT	109

ITEMS TO BE VOTED ON
Items to be Voted On
Election of Directors
(Item 1 on the Proxy Card)
Our Board of Directors currently has 12 members. All nominees will stand for election to one-year terms of office.
Upon the recommendation of the Governance Committee, the Board of Directors has nominated Theodore H. Bunting, Jr., Susan L. Cross, Susan D. DeVore, Joseph J. Echevarria, Cynthia L. Egan, Kevin T. Kabat, Timothy F. Keaney, Gale V. King, Gloria C. Larson, Mojgan M. Lefebvre, Richard P. McKenney and Ronald P. O’Hanley for election to one-year terms expiring at the 2025 Annual Meeting. Information concerning the nominees is provided under the section titled "Director Nominees" beginning on page 23. Each nominee currently serves on the Board and has been previously elected to the Board by shareholders, other than Mojgan M. Lefebvre who was elected by the Board of Directors to fill a vacancy on the Board effective as of July 20, 2023. Each nominee has agreed to continue to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve if elected. However, if any nominee becomes unable or unwilling to serve before the 2024 Annual Meeting, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.
The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees for director: Theodore H. Bunting, Jr., Susan L. Cross, Susan D. DeVore, Joseph J. Echevarria, Cynthia L. Egan, Kevin T. Kabat, Timothy F. Keaney, Gale V. King, Gloria C. Larson, Mojgan M. Lefebvre, Richard P. McKenney and Ronald P. O’Hanley.
Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)
(Item 2 on the Proxy Card)
As required by Section 14A of the Exchange Act, we are asking you to approve an advisory resolution on the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you the opportunity to endorse or not endorse our 2023 executive compensation programs and policies for the named executive officers through the following resolution:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the company’s proxy statement for the 2024 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.
For additional detail concerning the compensation of our named executive officers, please refer to the Compensation Discussion and Analysis beginning on page 59 and the compensation tables that follow.
We currently hold a Say-on-Pay vote every year. Although your vote is not binding on the Board of Directors or the Human Capital Committee, the Human Capital Committee will review the voting results and seek to understand key factors that influenced the vote. As it did last year, the Human Capital Committee will consider constructive feedback obtained through this process in making future decisions about our executive compensation programs and policies. It is expected that shareholders will next have an opportunity to cast a Say-on-Pay vote at the 2025 Annual Meeting.
The Board unanimously recommends that you vote FOR approval of named executive officer compensation, as provided in the resolution above.

110	2024 UNUM GROUP PROXY STATEMENT

ITEMS TO BE VOTED ON
Ratification of Appointment of Independent Registered Public Accounting Firm
(Item 3 on the Proxy Card)
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm (independent auditor) retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent auditor for 2024. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent auditor is in the best interests of the company and its shareholders.
The Board is seeking shareholder ratification of the appointment even though it is not legally required, as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider the shareholders’ views in the future selection of the company’s independent auditor.
Representatives of Ernst & Young LLP are expected to attend the 2024 Annual Meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
The Board unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.
Independent Auditor Fees
The Audit Committee is responsible for the audit fee negotiations associated with the company’s retention of Ernst & Young LLP. Aggregate fees billed for audit and other services rendered by Ernst & Young LLP for our fiscal years ended December 31, 2023 and 2022 are presented in the table below.

INDEPENDENT AUDITOR FEES
Types of Fees	2023	2022
Audit Fees	$11,099,043	$11,407,632
Audit-Related Fees(1)	709,340	440,405
Tax Fees(2)	145,175	137,325
All Other Fees	—	—
Total	$11,953,558	$11,985,362
(1)The year-over-year increase in Audit-Related Fees was primarily due to additional SSAE 18 (Service Organization Control) Reports in 2023.
(2)The year-over-year increase in Tax Fees was primarily due to tax compliance work performed in 2023.

Audit Fees. This category includes fees associated with the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, the audit of internal control over financial reporting, and services provided in connection with statutory and regulatory filings.
Audit-Related Fees. This category consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements or internal control over financial reporting. These services principally include accounting consultations, control reviews, and audit-related services for our employee benefit plans.
Tax Fees. This category consists of fees for tax compliance and advisory services.
All Other Fees. This category consists of fees for services not included in any of the above categories.

2024 UNUM GROUP PROXY STATEMENT	111

ITEMS TO BE VOTED ON
Policy for Pre-Approval of Audit and Non-Audit Services
The Audit Committee has a policy requiring advance approval of all audit and permissible non-audit services performed by the independent auditor. Under this policy, the Audit Committee sets pre-approved limits for specifically defined audit and non-audit services. The Committee considers whether such services are consistent with SEC rules on auditor independence. Specific approval by the Committee is required if fees for any particular service or aggregate fees for services of a similar nature exceed the pre-approved limits. The Committee has delegated to its chair the authority to approve permitted services, and the chair must report any such decisions to the Committee at its next scheduled meeting. All of the fees described above were approved by the Audit Committee under its policy.
Approval of Amendment to Amended and Restated Certificate of Incorporation to Reflect Recent Amendments to Delaware Law Regarding Officer Exculpation
(Item 4 on the Proxy Card)
Updates to Delaware Law
We are asking shareholders to approve an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to provide for the elimination of monetary liability (i.e., exculpation) of certain officers of the company in certain limited circumstances (the “Proposed Amendment”). The Proposed Amendment also simplifies the existing exculpation provision related to directors of the company set forth in Article EIGHTH of the Certificate of Incorporation by referring to the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”) instead of specifying each instance where exculpation for directors is currently not available under the DGCL. As such, the current exculpation protections available to the directors remain unchanged as a result of the Proposed Amendment. In addition, the Proposed Amendment provides that if the DGCL is further amended to eliminate or limit the liability of officers or directors, the liability of such officers and directors will be limited or eliminated to the fullest extent permitted by law, as so amended. The following description is a summary only and is qualified in its entirety by reference to the text of the Proposed Amendment as shown below in the section called “ Text of Proposed Amendment.”
Section 102(b)(7) of the DGCL was recently amended to enable Delaware corporations to include provisions in their certificates of incorporation that limit or eliminate the personal monetary liability of certain senior officers for breaches of their fiduciary duty of care in limited circumstances. Currently, Article EIGHTH of our Certificate of Incorporation aligns with the previous Section 102(b)(7) of the DGCL, which provided for the exculpation of directors, but not officers, from personal monetary liability for breaches of their fiduciary duty of care. To keep the exculpation provision of our Certificate of Incorporation aligned with updated Delaware law, we are proposing to amend our Certificate of Incorporation so that directors and certain senior officers will be exculpated from personal liability for monetary damages for breaching their fiduciary duty of care solely to the extent permitted by the updated Section 102(b)(7).
Consistent with the updated Section 102(b)(7), the proposed amendment to our Certificate of Incorporation would only exculpate certain of our senior officers from personal liability for monetary damages for breaches of their duty of care in direct claims brought by shareholders against such officers. The amendment would not exculpate any of our officers from monetary liability for breach of their duty of care in claims brought against such officer directly by the company itself or brought derivatively by our shareholders. Furthermore, as is the case for directors under our current Certificate of Incorporation, officers would not be exculpated from personal liability for breaches of their duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

112	2024 UNUM GROUP PROXY STATEMENT

ITEMS TO BE VOTED ON
The company officers that would be covered by this provision would be our president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, and chief accounting officer (to the extent there are officers who occupy such positions), in each case who served at any time during the course of conduct alleged in the action or proceeding to be wrongful, and any other officer identified in our public filings with the SEC as one of our most highly compensated executive officers.
Reasons for Proposed Amendment
As part of its ongoing evaluation of our corporate governance practices, the Board of Directors has determined that amending the current exculpation provision to align with the updated Section 102(b)(7) strikes the appropriate balance between shareholders’ interest in officer accountability and the need for directors and officers to have appropriate protections from personal liability. Providing appropriate exculpation to our senior officers could (1) allow us to continue to attract and retain the most qualified officers and (2) prevent costly and protracted litigation that distracts our leadership team from important operational and strategic matters.
Exculpation has been available to directors of Delaware corporations for a long time. Since Delaware updated Section 102(b)(7), many Delaware corporations have adopted officer exculpation clauses, including a number of our peers. We expect other companies in our industry to adopt such clauses in the near future. Failing to provide officer exculpation as permitted by current Delaware law could impact our recruitment and retention of exceptional candidates, who may conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company.
In addition, frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges. In the current litigious environment, these decisions could expose them to substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, regardless of merit. Adopting an exculpation provision that aligns with the updated Section 102(b)(7) of the DGCL could prevent protracted litigation that detracts from management’s ability to focus on the execution of our goals and objectives, empowering our directors and officers to exercise their business judgment in furtherance of the interests of shareholders. It is important to note that, as set forth in the Proposed Amendment and in accordance with the DGCL, the exculpation that would be afforded to our senior officers is more limited than that afforded to our directors because the exculpated officers will not be exculpated from liability in any action brought by or in the right of the company. As a result, the exculpated officers will still be accountable to the company in the event they breach their duty of care to the company.
For these reasons, and considering the limited circumstances in which our senior officers would be exculpated, the Board of Directors believes that providing officer exculpation solely to the extent permitted by the updated Section 102(b)(7) is in the best interests of the company and its shareholders. Therefore, the Board of Directors has unanimously approved and declared advisable the Proposed Amendment as described herein, and has recommended that the shareholders approve and adopt the Proposed Amendment.
Text of Proposed Amendment
If the Proposed Amendment is approved by our shareholders, the text of Article EIGHTH of our Certificate of Incorporation would be amended in its entirety to read as follows:
“EIGHTH: A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of Delaware, as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”

2024 UNUM GROUP PROXY STATEMENT	113

ITEMS TO BE VOTED ON
Effect of Proposed Amendment
If the Proposed Amendment is approved by our shareholders, the amendment to our Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment setting forth the Proposed Amendments with the Delaware Secretary of State, which the company anticipates filing promptly following the 2024 Annual Meeting. Our Board of Directors reserves the right to elect to abandon the Proposed Amendment at any time before it becomes effective even if it is approved by shareholders.
Pursuant to Section 102(b)(7), the Proposed Amendment would not eliminate or limit the liability of any officer for any act or omission occurring prior to the date the Proposed Amendment becomes effective. The Proposed Amendment would not change any provision of our current Certificate of Incorporation other than amending Article EIGHTH as described above. If the Proposed Amendment is not approved by our shareholders, our Certificate of Incorporation will remain unchanged.
The Board unanimously recommends that you vote FOR approval of the Proposed Amendment.

114	2024 UNUM GROUP PROXY STATEMENT

ABOUT THE 2024 ANNUAL MEETING
About the 2024 Annual Meeting
The Board of Directors has determined that the 2024 Annual Meeting will be conducted as a virtual-only meeting via live webcast in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost.
The 2024 Annual Meeting live webcast will begin promptly at 2:00 p.m. Eastern Daylight Time on May 23, 2024. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. This includes access to the live webcast, voting your shares electronically, and submitting questions online. You will need a 16-digit control number to participate. Further details are provided below under "Attending the 2024 Annual Meeting."
Proxy materials
The Board of Directors is providing these proxy materials to you in connection with its solicitation of proxies to be voted at the 2024 Annual Meeting and at any later meeting to which it may be adjourned or postponed. All shareholders who held shares of the company's common stock as of the close of business on March 25, 2024 are entitled to attend the 2024 Annual Meeting and to vote on the items of business described in this proxy statement. Whether or not you choose to attend or participate in the 2024 Annual Meeting, you may vote your shares via the Internet, by telephone, or by mail.
Because we are soliciting your proxy, we are required to send you either our proxy materials or a Notice Regarding the Internet Availability of Proxy Materials (described in the next section). Our proxy materials include this proxy statement and our annual report to shareholders, which contains audited consolidated financial statements for our fiscal year ended December 31, 2023. If you received a printed copy of these documents, the proxy materials also include a proxy card or voting instruction form for the 2024 Annual Meeting.
Internet availability of proxy materials
In accordance with rules adopted by the SEC, commonly referred to as "Notice and Access," we may furnish proxy materials by providing access to the documents on the Internet, rather than mailing printed copies. This process allows us to expedite our shareholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials, and reduce the environmental impact of the 2024 Annual Meeting. As a result, most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice Regarding the Internet Availability of Proxy Materials ("Notice") was mailed on April 11, 2024 to shareholders as of the March 25, 2024 record date, unless they have previously requested to receive printed or emailed materials on an ongoing basis. The Notice provides instructions on how to access the proxy materials for the 2024 Annual Meeting, how to request a printed set of proxy materials, and how to vote your shares. Our proxy materials may also be viewed on our investor relations website under the "Proxy Materials" heading at www.investors.unum.com.
You may elect to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2024 UNUM GROUP PROXY STATEMENT	115

ABOUT THE 2024 ANNUAL MEETING
Attending the 2024 Annual Meeting
The 2024 Annual Meeting will be a virtual meeting conducted exclusively via live webcast on the Internet. Shareholders will not be able to attend the meeting in person.
•Shareholder participation. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the 2024 Annual Meeting online, vote your shares electronically, and submit questions during the meeting electronically.
•Accessing the meeting online. You may attend and participate in the 2024 Annual Meeting via the Internet at www.virtualshareholdermeeting.com/UNM2024. You will need the 16-digit control number included on your Notice, proxy card, or voting instruction form to log-in. If your shares are held through a bank, brokerage firm, or other custodian and your voting instruction form or Notice indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the meeting with the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the 2024 Annual Meeting) and obtain a "legal proxy" in order to be able to attend, participate in or vote at the meeting. The meeting webcast will begin promptly at 2:00 p.m. Eastern Daylight Time on May 23, 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin approximately 15 minutes prior to the start time, and you should allow ample time for the check-in procedures. A replay of the meeting will also be available at www.virtualshareholdermeeting.com/UNM2024.
•Technical assistance. If you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.
•Submitting questions. An online portal will be available at www.proxyvote.com starting on April 11, 2024. By accessing this portal, shareholders will be able to submit questions and vote in advance of the 2024 Annual Meeting. Shareholders may also submit questions and vote on the day of, or during, the 2024 Annual Meeting at www.virtualshareholdermeeting.com/UNM2024. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or the company's business, or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Answers to any questions not addressed during the meeting will be posted on our investor relations website at www.investors.unum.com under the "Proxy Materials" heading.
Differences between shareholders of record and beneficial owners
Most of our shareholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Shareholder of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and the Notice was sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the company or to vote at the 2024 Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use. You may also vote on the Internet, or by telephone. You are also invited to attend the 2024 Annual Meeting via the Internet.

116	2024 UNUM GROUP PROXY STATEMENT

ABOUT THE 2024 ANNUAL MEETING
•Beneficial owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our shareholders, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you must instruct the broker or other nominee about how to vote your shares. Brokers are not permitted to vote on certain items presented for a vote, and may elect not vote on any of the items, unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. Therefore, to ensure that your shares are voted, you are encouraged to provide voting instructions for your shares via the Internet or by telephone, or by returning the voting instruction form that you received. You are also invited to attend the 2024 Annual Meeting via the Internet.
Persons entitled to vote at the 2024 Annual Meeting
Shareholders owning company stock as of the close of business on March 25, 2024, the record date, are entitled to vote their shares at the 2024 Annual Meeting. There were approximately 191,922,366 shares of our common stock outstanding on the record date. Each of those shares is entitled to one vote on each item of business to be voted on at the 2024 Annual Meeting. We will make available a list of shareholders of record as of the record date for inspection by shareholders for any purpose germane to the 2024 Annual Meeting during normal business hours at our corporate headquarters in Chattanooga, Tennessee, and as provided for under our bylaws. Please contact our Corporate Secretary to schedule an appointment.
Voting items and Board recommendations; Vote required; Abstentions and broker non-votes
You may either vote for, against or abstain on each of the voting items to be acted on at the 2024 Annual Meeting. The table below summarizes, for each voting item, the voting recommendation of the Board of Directors, the vote threshold required for approval, and the effect of abstentions and broker non-votes. Abstentions and broker non-votes are discussed in more detail under "Voting your shares" below.

VOTING ITEMS
Items to be Voted On	Board Voting Recommendation	Vote Required for Approval	Effect of Abstention	Effect of Broker Non-Vote
Item 1: Election of the 12 directors for terms expiring in 2025	FOR each nominee	Majority of votes cast with respect to the nominee	No effect because not counted as vote cast	No effect because not counted as vote cast
Item 2: Advisory vote to approve executive compensation	FOR	Majority of shares represented and entitled to vote	Same effect as AGAINST because is entitled to vote	No effect because broker not entitled to vote
Item 3: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024	FOR	Majority of shares represented and entitled to vote	Same effect as AGAINST because is entitled to vote	Not applicable; may be discretionarily voted by broker
Item 4: Approval of Amendment to Amended and Restated Certificate of Incorporation to Reflect Recent Amendments to Delaware Law Regarding Officer Exculpation	FOR	Majority of outstanding shares of common stock	Same effect as AGAINST	Same effect as AGAINST

2024 UNUM GROUP PROXY STATEMENT	117

ABOUT THE 2024 ANNUAL MEETING
Voting your shares
You may vote your shares using any of the following methods:
•By Internet. Before the meeting, you may vote via the Internet by going to www.proxyvote.com or to the internet address indicated on the voting instruction form or Notice that was provided to you and following the instructions on the screen. You will need the control number found on your Notice, proxy card (for shareholders of record) or voting instruction form (for beneficial owners) when you access the web page. Voting by Internet before the 2024 Annual Meeting is available until 11:59 p.m. Eastern Daylight Time on May 22, 2024.
During the 2024 Annual Meeting, you may vote online by following the instructions at www.virtualshareholdermeeting.com/UNM2024. You will need the control number found on your Notice, proxy card, voting instruction form or legal proxy when you access the virtual meeting web page.
•By telephone. You may vote by telephone by calling the applicable toll-free telephone number, 1-800-690-6903 (for shareholders of record) or 1-800-454-8683 or the number indicated on the voting instruction form or Notice that was provided to you (for beneficial owners), which is available 24 hours a day, and following the pre-recorded instructions. You will need the control number found on your Notice, proxy card, or voting instruction form when you call. You may vote by telephone until 11:59 p.m. Eastern Daylight Time on May 22, 2024.
•By mail. If you received a paper copy of your proxy materials, you may vote by mail by completing the enclosed proxy card or voting instruction form, dating and signing it, and returning it in the postage-paid envelope provided. Your proxy card or voting instruction form, as applicable, must be received by May 22, 2024.
The Board of Directors has appointed certain individuals named on the proxy card ("proxies") to vote shares at the 2024 Annual Meeting in accordance with the instructions of our shareholders. If you authorize the proxies to vote your shares with respect to any matter to be acted upon, the shares will be voted in accordance with your instructions. If you are a shareholder of record and you authorize the proxies to vote your shares but do not specify how your shares should be voted on one or more matters, the proxies will vote your shares on those matters as the Board of Directors recommends. If any other matter properly comes before the 2024 Annual Meeting, the proxies will vote on that matter in their discretion.
Under the rules of the NYSE, the organization that holds your shares (i.e., your broker or other nominee) is not permitted to vote on certain matters, including the election of directors, and may determine not to vote your shares at all, unless you provide voting instructions. To ensure that your vote will be counted on all matters, we encourage you to provide instructions to your broker or other nominee on how to vote your shares. If you are a beneficial owner of shares held in street name and do not provide your broker or other nominee instructions on how to vote your shares, and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter.

118	2024 UNUM GROUP PROXY STATEMENT

ABOUT THE 2024 ANNUAL MEETING
Changing your vote and revoking your proxy
You may revoke any proxy that you previously granted or change your vote by:
•Submitting a subsequent vote via the Internet, by telephone, or by mailing a new proxy card or voting instruction form that is received before May 23, 2024;
•Requesting a "legal proxy" or attending the virtual 2024 Annual Meeting and voting online, as indicated above under "Voting your shares"; or
•If you are a shareholder of record, giving written notice of revocation to the Corporate Secretary, Unum Group, 1 Fountain Square, Chattanooga, TN 37402, so that it is received by 4:00 p.m. Eastern Daylight Time on May 22, 2024.
Your new vote in advance of the meeting must be submitted in accordance with the time frames above under "Voting your shares."
Quorum
A quorum is required to transact business at the 2024 Annual Meeting. A quorum exists if the holders of a majority of the shares issued and outstanding and entitled to vote generally in the election of directors are present online at the virtual 2024 Annual Meeting or represented by proxies. Shares that have been voted to abstain or that are voted in a broker’s discretion will be counted as present for purposes of determining whether a quorum is present at the 2024 Annual Meeting.
Inspectors of election
Representatives of Broadridge Financial Solutions, Inc. ("Broadridge") will tabulate the votes and act as inspectors of the election.
Voting results
We will report the final voting results of the 2024 Annual Meeting on a Form 8-K to be filed with the SEC within four business days after the meeting. The Form 8-K will be available on our investor relations website under the "SEC Filings" heading at www.investors.unum.com or on the SEC’s website at www.sec.gov.

2024 UNUM GROUP PROXY STATEMENT	119

ADDITIONAL INFORMATION
Additional Information
Cost of proxy solicitation
We pay the cost of soliciting proxies from our shareholders. Proxies are solicited by mail, and may also be solicited personally, electronically or by telephone by our directors, officers or employees, though none will receive additional compensation for doing this. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the 2024 Annual Meeting. We will pay Innisfree a fee of $25,000 and reasonable out-of-pocket expenses for its services. We also reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.
Shareholder proposals and nominations for our 2025 Annual Meeting
If you intend to submit a proposal for inclusion in the proxy statement for our 2025 Annual Meeting pursuant to SEC Rule 14a-8, it must be received by the Corporate Secretary at our principal executive offices (at the address provided below) no later than the close of business on December 12, 2024. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement if the proposal does not satisfy the requirements of SEC Rule 14a-8.
Our bylaws include a proxy access right, permitting a shareholder, or a group of up to 20 shareholders, who has maintained continuous qualifying ownership of at least 3% of our outstanding shares of capital stock entitled to vote in the election of directors for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the Board or two directors, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our bylaws. Notice of proxy access director nominees must be received by the Corporate Secretary at our principal executive offices (at the address provided below) no earlier than November 12, 2024 and no later than the close of business on December 12, 2024. However, in the event that that the 2025 Annual Meeting is to be held on a date that is more than 30 days before or after May 23, 2025 (the anniversary date of the 2024 Annual Meeting), then such notice must be received no later than the close of business on the 180th day prior to the date of the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.
Our bylaws also establish advance notice procedures with respect to proposals and director nominations submitted by a shareholder for presentation directly at an Annual Meeting, rather than for inclusion in our proxy statement. To be properly brought before our 2025 Annual Meeting, a notice of the proposal the shareholder wishes to present at the meeting other than pursuant to SEC Rule 14a-8, or nomination the shareholder wishes to present at the meeting (which includes information required under Rule 14a-19), other than pursuant to our proxy access bylaw, must be received by the Corporate Secretary at our principal executive offices (at the address provided below) no earlier than the close of business on January 23, 2025 and no later than the close of business on February 22, 2025. However, in the event that that the 2025 Annual Meeting is to be held on a date that is more than 30 days before or more than 70 days after May 23, 2025 (the anniversary date of the 2024 Annual Meeting), then such notice must be received no earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.
All such proposals and director nominations must satisfy the requirements set forth in our bylaws, a copy of which is available on our investor relations website under the "Governance" heading at www.investors.unum.com and may also be obtained at no cost from the Office of the Corporate Secretary. The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the bylaws. If a shareholder fails to meet these deadlines, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if the matter is presented and introduced at the Annual Meeting.

120	2024 UNUM GROUP PROXY STATEMENT

ADDITIONAL INFORMATION
Communications with the Board of Directors
Shareholders and interested parties may communicate with our Chairman of the Board, or any other director, by contacting the Office of the Corporate Secretary as described below.
In accordance with a process approved by our Board of Directors, the Corporate Secretary reviews all correspondence received by the company and addressed to non-management directors. A log and copies of the correspondence are provided to the Chairman, who determines whether further distribution is appropriate and to whom it should be sent. Any director may at any time review this log and request copies of correspondence. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of our internal auditors and handled in accordance with procedures established by the Audit Committee. Copies of correspondence relating to corporate governance matters are also provided to the chair of the Governance Committee.
The Board has instructed that certain items unrelated to the duties and responsibilities of the Board be excluded from the process, including mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, and matters related to claims or employment.
Eliminating duplicate proxy materials
Under SEC rules, individual Notices, and, to the extent we mail printed proxy materials or an annual report in accordance with the procedures described herein, a single proxy statement and annual report to shareholders, will be delivered in one envelope to multiple shareholders having the same last name and address and to shareholders with multiple accounts registered at our transfer agent with the same address, unless contrary instructions have been received from an affected shareholder. This is known as "householding" and it enables us to reduce the costs and environmental impact of the 2024 Annual Meeting. We will deliver promptly upon written or oral request a separate copy of the proxy statement, annual report to shareholders or Notice to any shareholder residing at a shared address to which only one copy was delivered. If you would like to receive separate copies of our proxy materials, whether for this year or future years, please contact Broadridge toll-free at 1-866-540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. The same phone number and address may be used to request delivery of a single copy of our proxy materials if you share an address with another shareholder and are receiving multiple copies.

2024 UNUM GROUP PROXY STATEMENT	121

ADDITIONAL INFORMATION
Contacting the Office of the Corporate Secretary
You may contact the Office of the Corporate Secretary by calling toll-free 800-718-8824 or by sending an email to CorporateSecretary@unum.com.
Principal executive offices
Our principal executive offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402.
Our main telephone number is 423-294-1011.
Annual Report on Form 10-K
Upon request, we will provide to you by mail a free copy of our Annual Report on Form 10-K (including financial statements and financial statement schedules) for the fiscal year ended December 31, 2023. Please direct your request to the Office of the Corporate Secretary at the address provided above. The Annual Report on Form 10-K may also be accessed on our investor relations website under the "SEC Filings" heading at www.investors.unum.com or on the SEC’s website at www.sec.gov.
Incorporation by reference
To the extent that this proxy statement has been or will be specifically incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Compensation Committee Report" shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

122	2024 UNUM GROUP PROXY STATEMENT

APPENDIX A
Appendix A
Reconciliation of Non-GAAP Financial Measures
The following is a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures as presented in this proxy statement. Prior year financial information has been adjusted to reflect our modified retrospective adoption, effective January 1, 2023, of the Accounting Standards Update (ASU) 2018-12, related to targeted improvements to the accounting for long-duration contracts. Changes from this ASU were applied as of January 1, 2021, also referred to as the transition date.

	2023		2022		2021		2020
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$1,283.8	$6.50	$1,407.2	$6.96	$981.0	$4.79	$793.0	$3.89
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $—; $14.2; $273.5)	—	—	—	—	53.4	0.26	1,028.8	5.05
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(7.8); $(3.5); $1.9; $(20.9))	(28.2)	(0.14)	(12.2)	(0.07)	7.2	0.03	(82.3)	(0.40)
Total Net Investment Gain (Loss)	(28.2)	(0.14)	(12.2)	(0.07)	60.6	0.29	946.5	4.65
Items Related to Closed Block Individual Disability Reinsurance Transaction
Amortization of the Cost of Reinsurance (net of tax benefit of $9.3; $10.6; $14.7; $0.6)	(34.8)	(0.18)	(39.7)	(0.20)	(55.1)	(0.27)	(2.0)	(0.01)
Non-Contemporaneous Reinsurance (net of tax benefit of $7.3; $7.2; $7.0; $—)	(27.5)	(0.14)	(27.2)	(0.13)	(25.9)	(0.12)	—	—
Change in Benefit Reserves (net of tax benefit of $—; $—; $—; $269.8)	—	—	—	—	—	—	(1,014.7)	(4.98)
Transaction Costs (net of tax benefit of $—; $—; $1.2; $4.4)	—	—	—	—	(5.0)	(0.02)	(16.6)	(0.08)
Net Tax Benefits of Reinsurance Transaction	—	—	—	—	—	—	36.5	0.18
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(62.3)	(0.32)	(66.9)	(0.33)	(86.0)	(0.41)	(996.8)	(4.89)
Reserve Assumption Updates (net of tax expense (benefit) of $(37.9); $51.2; $49.1; $(35.5))	(139.3)	(0.70)	192.1	0.96	185.9	0.91	(133.5)	(0.66)
Impairment Loss on Internal-Use Software (net of tax benefit of $—; $—; $2.5; $—)	—	—	—	—	(9.6)	(0.05)	—	—
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $—; $14.1; $—)	—	—	—	—	(53.2)	(0.26)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $—; $—; $2.9; $2.7)	—	—	—	—	(11.0)	(0.05)	(10.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	—	—	(23.6)	(0.12)	—	—
Costs Related to Organizational Design Update (net of tax benefit of $—; $—; $—; $4.7)	—	—	—	—	—	—	(18.6)	(0.09)
After-tax Adjusted Operating Income	$1,513.6	$7.66	$1,294.2	$6.40	$917.9	$4.48	$1,005.4	$4.93
* Assuming Dilution

2024 UNUM GROUP PROXY STATEMENT	123

APPENDIX A

	After-Tax Adjusted Operating Income (Loss) (in millions)	Average Allocated Equity(1) (in millions)	Adjusted Operating Return on Equity

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

Year Ended December 31, 2022
Unum US	$768.6	$4,675.8	16.4%
Unum International	161.8	781.6	20.7%
Colonial Life	325.9	1,642.5	19.9%
Core Operating Segments	1,256.3	7,099.9	17.7%
Closed Block	194.1	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,294.2	$10,993.8	11.8%

Year Ended December 31, 2021
Unum US	$315.6	$4,481.3	7.0%
Unum International	84.2	808.0	10.4%
Colonial Life	319.2	1,597.9	20.0%
Core Operating Segments	719.0	6,887.2	10.4%
Closed Block	268.6	4,265.6
Corporate	(69.7)	(1,046.1)
Total	$917.9	$10,106.7	9.1%
(1)Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on the next page. Due to the implementation of ASU 2018-12 for which the beginning balances of 2021 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2021 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2021. As a result, average equity for the year ended December 31, 2021 for certain of our segments will not compute using the historical allocated equity at December 31, 2020.

124	2024 UNUM GROUP PROXY STATEMENT

APPENDIX A

	12/31/2023	12/31/2022	12/31/2021	01/01/2021
	(in millions)
Total Stockholders' Equity	$9,651.4	$8,735.0	$6,033.9	$4,166.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,919.1)	(3,028.4)	4,014.4	5,315.8
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(648.4)	313.9	(8,570.7)	(10,932.5)
Net Gain (Loss) on Hedges	(73.7)	(9.6)	61.8	97.8
Total Adjusted Stockholders' Equity	$12,292.6	$11,459.1	$10,528.4	$9,684.9

	Twelve Months Ended
	12/31/2023	12/31/2022	12/31/2021
	(in millions)
Average Adjusted Stockholders' Equity	$11,875.9	$10,993.8	$10,106.7

	12/31/2023		12/31/2022
	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,651.4	$49.91	$8,735.0	$44.17
Excluding:
Net Unrealized Loss on Securities	(1,919.1)	(9.92)	(3,028.4)	(15.31)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(648.4)	(3.35)	313.9	1.59
Net Loss on Hedges	(73.7)	(0.39)	(9.6)	(0.05)
Subtotal	12,292.6	63.57	11,459.1	57.94
Excluding:
Foreign Currency Translation Adjustment	(321.1)	(1.66)	(390.1)	(1.98)
Subtotal	12,613.7	65.23	11,849.2	59.92
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(345.7)	(1.79)	(334.1)	(1.69)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,959.4	$67.02	$12,183.3	$61.61

2024 UNUM GROUP PROXY STATEMENT	125

APPENDIX A

	12/31/2021		12/31/2020		12/31/2019
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$6,033.9	$29.79	$10,871.0	$53.37	$9,965.0	$49.10
Excluding:
Net Unrealized Gain on Securities	4,014.4	19.82	1,067.7	5.24	615.9	3.03
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(8,570.7)	(42.32)	—	—	—	—
Net Gain on Hedges	61.8	0.30	97.8	0.48	187.8	0.93
Subtotal	10,528.4	51.99	9,705.5	47.65	9,161.3	45.14
Excluding:
Foreign Currency Translation Adjustment	(274.1)	(1.35)	(261.3)	(1.28)	(281.6)	(1.39)
Subtotal	10,802.5	53.34	9,966.8	48.93	9,442.9	46.53
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(396.0)	(1.96)	(530.0)	(2.61)	(484.8)	(2.39)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$11,198.5	$55.30	$10,496.8	$51.54	$9,927.7	$48.92

126	2024 UNUM GROUP PROXY STATEMENT

UNUM GROUP

UNUM GROUP
1 FOUNTAIN SQUARE
CHATTANOOGA, TN 37402

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 22, 2024, the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UNM2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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V30784-P06155-Z87010

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNUM GROUP

1. Election of Directors:

Nominees:	**For**	**Against**	**Abstain**
1a. Theodore H. Bunting, Jr.	☐	☐	☐
1b. Susan L. Cross	☐	☐	☐
1c. Susan D. Devore	☐	☐	☐
1d. Joseph J. Echevarria	☐	☐	☐
1e. Cynthia L. Egan	☐	☐	☐
1f. Kevin T. Kabat	☐	☐	☐
1g. Timothy F. Keaney	☐	☐	☐
1h. Gale V. King	☐	☐	☐
1i. Gloria C. Larson	☐	☐	☐
1j. Mojgan M. Lefebvre	☐	☐	☐
1k. Richard P. McKenney	☐	☐	☐
1l. Ronald P. O'Hanley	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of the company's named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2024.	☐	☐	☐
4. To approve amendment to the company's Amended and Restated Certificate of Incorporation to reflect recent amendments to Delaware law regarding officer exculpation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V30785-P06155-Z87010

UNUM GROUP
Annual Meeting of Shareholders
May 23, 2024 2:00 PM Eastern Daylight Time
www.virtualshareholdermeeting.com/UNM2024
This Proxy is solicited on behalf of the Board of Directors of Unum Group

The undersigned hereby appoints Steven A. Zabel and Lisa G. Iglesias, or either of them, proxies, each with full power of substitution, acting jointly or by either of them if only one be present and acting, to vote and act with respect to all of the shares of common stock of the undersigned in Unum Group, at the Annual Meeting, upon all matters that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to the directions indicated on the reverse side of this card or through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. **If specific voting instructions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote in accordance with the Board of Directors' recommendations provided on the reverse side of this card, and at their discretion on any other matters that may properly come before the meeting.**

This proxy card, when signed and returned, will also constitute voting instructions to the trustee for shares held in the Unum Group 401(k) Retirement Plan. If voting instructions representing shares in the foregoing employee benefit plan are not received, those shares will not be voted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Continued and to be signed on reverse side